            As filed with the Securities and Exchange
                 Commission on October 31, 1997

                                               File Nos. 33-76598
                                               811-08426

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
               __________________________________

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                   Post-Effective Amendment No. 8               X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 9                         X
      ____________________________________________________
           Alliance Worldwide Privatization Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:(212)969-1000
         ______________________________________________
                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                                Location in
(Caption)                                    Prospectus

PART A

Item 1.    Cover Page                        Cover Page

Item 2.    Synopsis                          Expense Information

Item 3.    Condensed Financial Information   Financial
                                             Highlights

Item 4.    General Description of Registrant Description of the
                                             Fund

Item 5.    Management of the Fund            Management of the
                                             Fund; General
                                             Information

Item 5a.   Managements Discussion of         Not Applicable
           Fund Performance

Item 6.    Capital Stock and Other
           Securities                        General
                                             Information,
                                             Dividends,
                                             Distributions and
                                             Taxes

Item 7.    Purchase of Securities
           Being Offered                     Purchase and Sale
                                             of Shares; General
                                             Information

Item 8.    Redemption or Repurchase          Purchase and Sale
                                             of Shares; General
                                             Information

Item 9.    Pending Legal Proceedings         Not Applicable

                                             Location in
                                             Statement of
                                             Additional
                                             Information
                                             (Caption)

PART B

Item 10.   Cover Page                        Cover Page

Item 11.   Table of Contents                 Cover Page

Item 12.   General Information and History   Management of the
                                             Fund; General
                                             Information

Item 13.   Investment Objectives and
             Policies                        Description of the
                                             Fund

Item 14.   Management of the Registrant      Management of the
                                             Fund

Item 15.   Control Persons and Principal
           Holders of Securities             Management of the
                                             Fund; General
                                             Information

Item 16.   Investment Advisory and Other
           Services                          Management of the
                                             Fund

Item 17.   Brokerage Allocation and
           Other Practices                   Brokerage and
                                             Portfolio
                                             Transactions

Item 18.   Capital Stock and Other
           Securities                        General
                                             Information

Item 19.   Purchase, Redemption and
             Pricing of Securities
             Being Offered                   Purchase of Shares;
                                             Redemption and
                                             Repurchase of
                                             Shares;
                                             Dividends,
                                             Distributions and
                                             Taxes

Item 20.   Tax Status                        Description of the
                                             Fund; Dividends,
                                             Distributions and
                                             Taxes

Item 21.   Underwriters                      General Information

Item 22.   Calculation of Performance Data   General Information

Item 23.   Financial Statements              Financial Statement;
                                             Report of
                                             Independent
                                             Accountants.

                                  THE ALLIANCE
                                  ------------
                                   STOCK FUNDS
                                  ------------

                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618



                           Prospectus and Application


                                November 1, 1997


Domestic Stock Funds                      Global Stock Funds

-The Alliance Fund                        -Alliance International Fund
-Alliance Growth Fund                     -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund             -Alliance New Europe Fund
-Alliance Technology Fund                 -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                     -Alliance Global Small Cap Fund

                               Total Return Funds


                              -Alliance Strategic Balanced Fund
                              -Alliance Balanced Shares
                              -Alliance Income Builder Fund
                              -Alliance Utility Income Fund
                              -Alliance Growth and Income Fund
                              -Alliance Real Estate Investment Fund


--------------------------------------------------------------------------------

Table of Contents                                                           Page

The Funds at a Glance .....................................................   2
Expense Information .......................................................   4
Financial Highlights ......................................................   7
Glossary ..................................................................  19
Description of the Funds ..................................................  20
Investment Objectives and Policies ........................................  20
   Additional Investment Practices ........................................  30
   Certain Fundamental Investment Policies ................................  37
   Risk Considerations ....................................................  40
Purchase and Sale of Shares ...............................................  44
Management of the Funds ...................................................  47
Dividends, Distributions and Taxes ........................................  51
General Information .......................................................  53

--------------------------------------------------------------------------------

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.


Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.


Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.


Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.


Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.


Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.


New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.


Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Total Return Funds

Strategic Balanced Fund
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.


Real Estate Investment Fund
Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions...
Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.


Getting Started . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

--------------------------------------------------------------------------------
                             AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                          AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                            DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                           A CHOICE OF PURCHASE PLANS
--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24 HOUR INFORMATION
--------------------------------------------------------------------------------


                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                          Class A Shares       Class B Shares        Class C Shares
                                                                          --------------       --------------        --------------

Maximum sales charge imposed on purchases (as a percentage of
offering price) ......................................................       4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments .......................         None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) ..................................................        None(a)               4.0%                  1.0%
                                                                                                 during the            during the
                                                                                                 first year,           first year,
                                                                                               decreasing 1.0%        0% thereafter
                                                                                               annually to 0%
                                                                                                 after the
                                                                                               fourth year (b)

Exchange fee .........................................................         None                 None                  None


--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 44.

(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 44.


====================================================================================================================================

                      Operating Expenses                                                       Examples
--------------------------------------------------------------   ------------------------------------------------------------------
Alliance Fund                      Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                   .70%      .70%      .70%    After 1 year     $ 53     $ 59        $ 19        $ 29      $ 19
   12b-1 fees                        .19%     1.00%     1.00%    After 3 years    $ 74     $ 79        $ 59        $ 58      $ 58
   Other expenses (a)                .15%      .17%      .16%    After 5 years    $ 97     $101        $101        $101      $101
                                    ----      ----      ----     After 10 years   $164     $197(b)     $197(b)     $218      $218
   Total fund
      operating expenses            1.04%     1.87%     1.86%
                                    ====      ====      ====

Growth Fund                        Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                   .75%      .75%      .75%    After 1 year     $ 55     $ 60        $ 20        $ 30      $ 20
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 82     $ 82        $ 62        $ 63      $ 63
   Other expenses (a)                .25%      .24%      .25%    After 5 years    $111     $107        $107        $108      $108
                                    ----      ----      ----     After 10 years   $193     $214(b)     $214(b)     $233      $233
   Total fund
      operating expenses            1.30%     1.99%     2.00%
                                    ====      ====      ====

Premier Growth Fund                Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                  1.00%     1.00%     1.00%    After 1 year     $ 59     $ 64        $ 24        $ 34      $ 24
   12b-1 fees                        .33%     1.00%     1.00%    After 3 years    $ 92     $ 92        $ 72        $ 72      $ 72
   Other expenses (a)                .32%      .32%      .32%    After 5 years    $128     $124        $124        $124      $124
                                    ----      ----      ----     After 10 years   $230     $249(b)     $249(b)     $266      $266
   Total fund
      operating expenses            1.65%     2.32%     2.32%
                                    ====      ====      ====

Technology Fund                    Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees (g)              1.11%     1.11%     1.11%    After 1 year     $ 59     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 95     $ 96        $ 76        $ 76      $ 76
   Other expenses (a)                .33%      .33%      .33%    After 5 years    $133     $130        $130        $130      $130
                                    ----      ----      ----     After 10 years   $239     $260(b)     $260(b)     $278      $278
   Total fund
      operating expenses            1.74%     2.44%     2.44%
                                    ====      ====      ====



--------------------------------------------------------------------------------

Please refer to the footnotes on page 6.

====================================================================================================================================

                      Operating Expenses                                                       Examples
--------------------------------------------------------------    ------------------------------------------------------------------

Quasar Fund                        Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees (g)              1.15%     1.15%     1.15%    After 1 year     $ 60     $ 67        $ 27        $ 36      $ 26
   12b-1 fees                        .21%     1.00%     1.00%    After 3 years    $ 96     $101        $ 81        $ 81      $ 81
   Other expenses (a)                .43%      .47%      .46%    After 5 years    $135     $139        $139        $139      $139
                                    ----      ----      ----     After 10 years   $244     $275(b)     $275(b)     $294      $294
   Total fund
      operating expenses            1.79%     2.62%     2.61%
                                    ====      ====      ====


International Fund                 Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees
      (after waiver) (c)             .85%      .85%      .85%    After 1 year     $ 58     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .17%     1.00%     1.00%    After 3 years    $ 90     $ 96        $ 76        $ 75      $ 75
   Other expenses (a)                .56%      .58%      .57%    After 5 years    $125     $130        $130        $129      $129
                                    ----      ----      ----     After 10 years   $222     $256(b)     $256(b)     $276      $276
   Total fund
      operating expenses (d)        1.58%     2.43%     2.42%
                                    ====      ====      ====

Worldwide Privatization Fund       Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                  1.00%     1.00%     1.00%    After 1 year     $ 59     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 94     $ 96        $ 76        $ 75      $ 75
   Other expenses (a)                .42%      .43%      .42%    After 5 years    $132     $130        $130        $129      $129
                                    ----      ----      ----     After 10 years   $237     $259(b)     $259(b)     $276      $276
   Total fund
      operating expenses            1.72%     2.43%     2.42%
                                    ====      ====      ====

New Europe Fund                    Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                  1.06%     1.06%     1.06%    After 1 year     $ 62     $ 68        $ 28        $ 38      $ 28
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $104     $105        $ 85        $ 85      $ 85
   Other expenses (a)                .69%      .69%      .68%    After 5 years    $148     $145        $145        $145      $145
                                    ----      ----      ----     After 10 years   $270     $291(b)     $291(b)     $307      $307
   Total fund
      operating expenses            2.05%     2.75%     2.74%
                                    ====      ====      ====

All-Asia Investment Fund           Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                                               After 1 year     $ 73     $ 78        $ 38        $ 48      $ 38
      (after waiver) (c)             .65%      .65%      .65%    After 3 years    $135     $137        $117        $117      $117
   12b-1 fees                        .30%     1.00%     1.00%    After 5 years    $199     $197        $197        $197      $197
   Other expenses                                                After 10 years   $371     $390(b)     $390(b)     $405      $405
      Administration fees
      (after waiver) (f)             .00%      .00%      .00%
      Other operating expenses (a)  2.17%     2.17%     2.17%
                                    ----      ----      ----
   Total other expenses             2.17%     2.17%     2.17%
                                    ====      ====      ====
   Total fund
      operating expenses (d)        3.12%     3.82%     3.82%
                                    ====      ====      ====

Global Small Cap Fund              Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                  1.00%     1.00%     1.00%    After 1 year     $ 66     $ 71        $ 31        $ 41      $ 31
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $114     $116        $ 96        $ 96      $ 96
   Other expenses (a)               1.11%     1.11%     1.10%    After 5 years    $166     $163        $163        $163      $163
                                    ----      ----      ----     After 10 years   $305     $326(b)     $326(b)     $341      $341
   Total fund
      operating expenses            2.41%     3.11%     3.10%
                                    ====      ====      ====

Strategic Balanced Fund            Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees
      (after waiver) (c)             .09%      .09%      .09%    After 1 year     $ 56     $ 62        $ 22        $ 32      $ 22
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 85     $ 86        $ 66        $ 66      $ 66
   Other expenses (a)               1.02%     1.03%     1.03%    After 5 years    $116     $114        $114        $114      $114
                                    ----      ----      ----     After 10 years   $204     $227(b)     $227(b)     $245      $245
   Total fund
      operating expenses (d)        1.41%     2.12%     2.12%
                                    ====      ====      ====



--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                       Examples
--------------------------------------------------------------    ------------------------------------------------------------------

Balanced Shares                    Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .63%      .63%      .63%    After 1 year     $ 57     $ 63        $ 23        $ 33      $ 23
   12b-1 fees                        .24%     1.00%     1.00%    After 3 years    $ 87     $ 90        $ 70        $ 70      $ 70
   Other expenses (a)                .60%      .62%      .60%    After 5 years    $119     $120        $120        $119      $119
                                    ----      ----      ----     After 10 years   $211     $239(b)     $239(b)     $256      $256
   Total fund
      operating expenses            1.47%     2.25%     2.23%
                                    ====      ====      ====
Income Builder Fund                Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .75%      .75%      .75%    After 1 year     $ 64     $ 70        $ 30        $ 40      $ 30
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $108     $110        $ 90        $ 91      $ 91
   Other expenses (a)               1.15%     1.17%     1.18%    After 5 years    $155     $154        $154        $154      $154
                                    ----      ----      ----     After 10 years   $285     $307(b)     $307(b)     $325      $325
   Total fund
      operating expenses            2.20%     2.92%     2.93%
                                    ====      ====      ====

Utility Income Fund                Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                  0.00%     0.00%     0.00%    After 1 year     $ 57     $ 62        $ 22        $ 32      $ 22
      (after waiver) (c)                                         After 3 years    $ 88     $ 89        $ 69        $ 69      $ 69
   12b-1 fees                        .30%     1.00%     1.00%    After 5 years    $121     $118        $118        $118      $118
   Other expenses (a)               1.20%     1.20%     1.20%    After 10 years   $214     $236(b)     $236(b)     $253      $253
                                    ----      ----      ----
   Total fund
      operating expenses (e)        1.50%     2.20%     2.20%
                                    ====      ====      ====

Growth and Income Fund             Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .51%      .51%      .51%    After 1 year     $ 52     $ 58        $ 18        $ 28      $ 18
   12b-1 fees                        .21%     1.00%     1.00%    After 3 years    $ 72     $ 76        $ 56        $ 55      $ 55
   Other expenses (a)                .25%      .27%      .25%    After 5 years    $ 94     $ 96        $ 96        $ 95      $ 95
                                    ----      ----      ----     After 10 years   $156     $188(b)     $188(b)     $207      $207
   Total fund
      operating expenses             .97%     1.78%     1.76%
                                    ====      ====      ====


Real Estate Investment Fund        Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .90%      .90%      .90%    After 1 year     $ 60     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 96     $ 96        $ 76        $ 76      $ 76
   Other expenses (a)                .57%      .54%      .53%    After 5 years    $134     $130        $130        $130      $130
                                    ----      ----      ----     After 10 years   $242     $261(b)     $261(b)     $277      $277
   Total fund
      operating expenses            1.77%     2.44%     2.43%
                                    ====      ====      ====

--------------------------------------------------------------------------------
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not reflect the application of credits that reduce Fund expenses.

(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund, 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 2.08%, 2.76% and 2.76%, respectively, for Class A, Class B and Class C shares, total fund operating expenses for All-Asia Investment Fund would have been 3.61%, 4.33% and 4.30%, respectively, for Class A, Class B and Class C shares annualized and total fund operating expenses for International Fund would have been 1.74%, 2.59% and 2.58%, respectively, for Class A, Class B and Class C annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38%, 4.08%, 4.07%, respectively, for Class A, Class B and Class C shares.
(f) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A, Class B and Class C shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Adminstration fee" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. Except as otherwise indicated, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                                                         Net              Net
                                         Asset                       Realized and      Increase
                                         Value                        Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Alliance Fund
   Class A
   12/1/96 to 5/31/97+++ ...........    $ 7.71       $ (.01)(b)        $  .67          $  .66           $ (.02)         $(1.06)
   Year ended 11/30/96 .............      7.72          .02              1.06            1.08             (.02)          (1.07)
   Year ended 11/30/95 .............      6.63          .02              2.08            2.10             (.01)          (1.00)
   1/1/94 to 11/30/94** ............      6.85          .01              (.23)           (.22)            0.00            0.00
   Year ended 12/31/93 .............      6.68          .02               .93             .95             (.02)           (.76)
   Year ended 12/31/92 .............      6.29          .05               .87             .92             (.05)           (.48)
   Year ended 12/31/91 .............      5.22          .07              1.70            1.77             (.07)           (.63)
   Year ended 12/31/90 .............      6.87          .09              (.32)           (.23)            (.18)          (1.24)
   Year ended 12/31/89 .............      5.60          .12              1.19            1.31             (.04)           0.00
   Year ended 12/31/88 .............      5.15          .08               .80             .88             (.08)           (.35)
   Year ended 12/31/87 .............      6.87          .08               .27             .35             (.13)          (1.94)
   Year ended 12/31/86 .............     11.15          .11               .87             .98             (.10)          (5.16)
   Class B
   12/1/96 to 5/31/97+++ ...........    $ 7.40       $ (.03)(b)        $  .63          $  .60           $ 0.00          $(1.06)
   Year ended 11/30/96 .............      7.49         (.01)              .99             .98             0.00           (1.07)
   Year ended 11/30/95 .............      6.50         (.03)             2.02            1.99             0.00           (1.00)
   1/1/94 to 11/30/94** ............      6.76         (.03)             (.23)           (.26)            0.00            0.00
   Year ended 12/31/93 .............      6.64         (.03)              .91             .88             0.00            (.76)
   Year ended 12/31/92 .............      6.27         (.01)(b)           .87             .86             (.01)           (.48)
   3/4/91++ to 12/31/91 ............      6.14          .01 (b)           .79             .80             (.04)           (.63)
   Class C
   12/1/96 to 5/31/97+++ ...........    $ 7.41       $ (.03)(b)        $  .62          $  .59           $ 0.00          $(1.06)
   Year ended 11/30/96 .............      7.50         (.02)             1.00             .98             0.00           (1.07)
   Year ended 11/30/95 .............      6.50         (.03)             2.03            2.00             0.00           (1.00)
   1/1/94 to 11/30/94** ............      6.77         (.03)             (.24)           (.27)            0.00            0.00
   5/3/93++ to 12/31/93 ............      6.67         (.02)              .88             .86             0.00            (.76)
Growth Fund (i)
   Class A
   11/1/96 to 4/30/97+++ ...........    $34.91       $ (.01)(b)        $ 1.91          $ 1.90           $ 0.00          $(1.03)
   Year ended 10/31/96 .............     29.48          .05              6.20            6.25             (.19)           (.63)
   Year ended 10/31/95 .............     25.08          .12              4.80            4.92             (.11)           (.41)
   5/1/94 to 10/31/94** ............     23.89          .09              1.10            1.19             0.00            0.00
   Year ended 4/30/94 ..............     22.67         (.01)(c)          3.55            3.54             0.00           (2.32)
   Year ended 4/30/93 ..............     20.31          .05 (c)          3.68            3.73             (.14)          (1.23)
   Year ended 4/30/92 ..............     17.94          .29 (c)          3.95            4.24             (.26)          (1.61)
   9/4/90++ to 4/30/91 .............     13.61          .17 (c)          4.22            4.39             (.06)           0.00
   Class B
   11/1/96 to 4/30/97+++ ...........    $29.21       $ (.11)(b)        $ 1.60          $ 1.49           $ 0.00          $(1.03)
   Year ended 10/31/96 .............     24.78         (.12)             5.18            5.06             0.00            (.63)
   Year ended 10/31/95 .............     21.21         (.02)             4.01            3.99             (.01)           (.41)
   5/1/94 to 10/31/94** ............     20.27          .01               .93             .94             0.00            0.00
   Year ended 4/30/94 ..............     19.68         (.07)(c)          2.98            2.91             0.00           (2.32)
   Year ended 4/30/93 ..............     18.16         (.06)(c)          3.23            3.17             (.03)          (1.62)
   Year ended 4/30/92 ..............     16.88          .17 (c)          3.67            3.84             (.21)          (2.35)
   Year ended 4/30/91 ..............     14.38          .08 (c)          3.22            3.30             (.09)           (.71)
   Year ended 4/30/90 ..............     14.13          .01 (b)(c)       1.26            1.27             0.00           (1.02)
   Year ended 4/30/89 ..............     12.76         (.01)(c)          2.44            2.43             0.00           (1.06)
   10/23/87+ to 4/30/88 ............     10.00         (.02)(c)          2.78            2.76             0.00            0.00
   Class C
   11/1/96 to 4/30/97+++ ...........    $29.22       $ (.11)(b)        $ 1.60          $ 1.49           $ 0.00          $(1.03)
   Year ended 10/31/96 .............     24.79         (.12)             5.18            5.06             0.00            (.63)
   Year ended 10/31/95 .............     21.22         (.03)             4.02            3.99             (.01)           (.41)
   5/1/94 to 10/31/94** ............     20.28          .01               .93             .94             0.00            0.00
   8/2/93++ to 4/30/94 .............     21.47         (.02)(c)          1.15            1.13             0.00           (2.32)
   Premier Growth Fund
   Class A
   12/1/96 to 5/31/97+++ ...........    $17.98       $ (.03)(b)        $ 2.64          $ 2.61           $ 0.00          $(1.08)
   Year ended 11/30/96 .............     16.09         (.04)(b)          3.20            3.16             0.00           (1.27)
   Year ended 11/30/95 .............     11.41         (.03)             5.38            5.35             0.00            (.67)
   Year ended 11/30/94 .............     11.78         (.09)             (.28)           (.37)            0.00            0.00
   Year ended 11/30/93 .............     10.79         (.05)             1.05            1.00             (.01)           0.00
   9/28/92+ to 11/30/92 ............     10.00          .01               .78             .79             0.00            0.00
   Class B
   12/1/96 to 5/31/97+++ ...........    $17.52       $ (.09)(b)        $ 2.56          $ 2.47           $ 0.00          $(1.08)
   Year ended 11/30/96 .............     15.81         (.14)(b)          3.12            2.98             0.00           (1.27)
   Year ended 11/30/95 .............     11.29         (.11)             5.30            5.19             0.00            (.67)
   Year ended 11/30/94 .............     11.72         (.15)             (.28)           (.43)            0.00            0.00
   Year ended 11/30/93 .............     10.79         (.10)             1.03             .93             0.00            0.00
   9/28/92+ to 11/30/92 ............     10.00         0.00               .79             .79             0.00            0.00
   Class C
   12/1/96 to 5/31/97+++ ...........    $17.54       $ (.09)(b)        $ 2.57          $ 2.48           $ 0.00          $(1.08)
   Year ended 11/30/96 .............     15.82         (.14)(b)          3.13            2.99             0.00           (1.27)
   Year ended 11/30/95 .............     11.30         (.08)             5.27            5.19             0.00            (.67)
   Year ended 11/30/94 .............     11.72         (.09)             (.33)           (.42)            0.00            0.00
   5/3/93++ to 11/30/93 ............     10.48         (.05)             1.29            1.24             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------





Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
   Total         Net Asset         Investment         At End Of        Ratio Of        Investment
 Dividends         Value          Return Based         Period          Expenses       Income (Loss)                        Average
    And           End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------   -----------       ------------      ------------      -----------     -------------     -------------   ------------
$  (1.08)       $  7.29              10.46%          $1,024,652          1.05%*           (.16)%*            107%         $0.0559
   (1.09)          7.71              16.49              999,067          1.04              .30                80           0.0646
   (1.01)          7.72              37.87              945,309          1.08              .31                81               --
    0.00           6.63              (3.21)             760,679          1.05*             .21*               63               --
    (.78)          6.85              14.26              831,814          1.01              .27                66               --
    (.53)          6.68              14.70              794,733           .81              .79                58               --
    (.70)          6.29              33.91              748,226           .83             1.03                74               --
   (1.42)          5.22              (4.36)             620,374           .81             1.56                71               --
    (.04)          6.87              23.42              837,429           .75             1.79                81               --
    (.43)          5.60              17.10              760,619           .82             1.38                65               --
   (2.07)          5.15               4.90              695,812           .76             1.03               100               --
   (5.26)          6.87              12.60              652,009           .61             1.39                46               --


$  (1.06)       $  6.94               9.98%          $   50,785          1.88%*           (.99)%*            107%         $0.0559
   (1.07)          7.40              15.47               44,450          1.87             (.53)               80           0.0646
   (1.00)          7.49              36.61               31,738          1.90             (.53)               81               --
    0.00           6.50              (3.85)              18,138          1.89*            (.60)*              63               --
    (.76)          6.76              13.28               12,402          1.90             (.64)               66               --
    (.49)          6.64              13.75                3,825          1.64             (.04)               58               --
    (.67)          6.27              13.10                  852          1.64*             .10*               74               --


$  (1.06)       $  6.94               9.83%          $   15,670          1.86%*           (.97)%*            107%         $0.0559
   (1.07)          7.41              15.48               13,899          1.86             (.51)               80           0.0646
   (1.00)          7.50              36.79               10,078          1.89             (.51)               81               --
    0.00           6.50              (3.99)               6,230          1.87*            (.59)*              63               --
    (.76)          6.77              13.95                4,006          1.94*            (.74)*              66               --



$  (1.03)       $ 35.78               5.46%          $  579,580          1.24%*           (.03)%*             19%         $0.0537
    (.82)         34.91              21.65              499,459          1.30              .15                46           0.0584
    (.52)         29.48              20.18              285,161          1.35              .56                61               --
    0.00          25.08               4.98              167,800          1.35*             .86*               24               --
   (2.32)         23.89              15.66              102,406          1.40 (f)          .32                87               --
   (1.37)         22.67              18.89               13,889          1.40 (f)          .20               124               --
   (1.87)         20.31              23.61                8,228          1.40 (f)         1.44               137               --
    (.06)         17.94              32.40                  713          1.40*(f)         1.99*              130               --


$  (1.03)       $ 29.67               5.12%          $2,829,994          1.94%*           (.74)%*             19%         $0.0537
    (.63)         29.21              20.82            2,498,097          1.99             (.54)               46           0.0584
    (.42)         24.78              19.33            1,052,020          2.05             (.15)               61               --
    0.00          21.21               4.64              751,521          2.05*             .16*               24               --
   (2.32)         20.27              14.79              394,227          2.10 (f)         (.36)               87               --
   (1.65)         19.68              18.16               56,704          2.15 (f)         (.53)              124               --
   (2.56)         18.16              22.75               37,845          2.15 (f)          .78               137               --
    (.80)         16.88              24.72               22,710          2.10 (f)          .56               130               --
   (1.02)         14.38               8.81               15,800          2.00 (f)          .07               165               --
   (1.06)         14.13              20.31                7,672          2.00 (f)         (.03)              139               --
    0.00          12.76              27.60                1,938          2.00*(f)         (.40)*              52               --


$  (1.03)       $ 29.68               5.11%          $  472,104          1.94%*           (.73)%*             19%         $0.0537
    (.63)         29.22              20.81              403,478          2.00             (.55)               46           0.0584
    (.42)         24.79              19.32              226,662          2.05             (.15)               61               --
    0.00          21.22               4.64              114,455          2.05*             .16*               24               --
   (2.32)         20.28               5.27               64,030          2.10*(f)         (.31)*              87               --



$  (1.08)       $ 19.51              15.70%          $  215,464          1.57%*           (.36)%*             47%         $0.0598
   (1.27)         17.98              21.52              172,870          1.65             (.27)               95           0.0651
    (.67)         16.09              49.95               72,366          1.75             (.28)              114               --
    0.00          11.41              (3.14)              35,146          1.96             (.67)               98               --
    (.01)         11.78               9.26               40,415          2.18             (.61)               68               --
    0.00          10.79               7.90                4,893          2.17*             .91*                0               --


$  (1.08)       $ 18.91              15.29%          $  550,297          2.26%*          (1.05)%*             47%         $0.0598
   (1.27)         17.52              20.70              404,137          2.32             (.94)               95           0.0651
    (.67)         15.81              49.01              238,088          2.43             (.95)              114               --
    0.00          11.29              (3.67)             139,988          2.47            (1.19)               98               --
    0.00          11.72               8.64              151,600          2.70            (1.14)               68               --
    0.00          10.79               7.90               19,941          2.68*(f)          .35*(f)             0               --


$  (1.08)       $ 18.94              15.33%          $   91,551          2.25%           (1.05)%*             47%         $0.0598
   (1.27)         17.54              20.76               60,194          2.32             (.94)               95           0.0651
    (.67)         15.82              48.96               20,679          2.42             (.97)              114               --
    0.00          11.30              (3.58)               7,332          2.47            (1.16)               98               --
    0.00          11.72              11.83                3,899          2.79*           (1.35)*              68               --
------------------------------------------------------------------------------------------------------------------------------------




                                                                         Net              Net
                                         Asset                       Realized and       Increase
                                         Value                        Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Technology Fund
   Class A
   12/1/96 to 5/31/97+++ ...........    $51.15       $ (.20)(b)        $  .70          $  .50           $ 0.00          $ (.42)
   Year ended 11/30/96 .............     46.64         (.39)(b)          7.28            6.89             0.00           (2.38)
   Year ended 11/30/95 .............     31.98         (.30)            18.13           17.83             0.00           (3.17)
   1/1/94 to 11/30/94** ............     26.12         (.32)             6.18            5.86             0.00            0.00
   Year ended 12/31/93 .............     28.20         (.29)             6.39            6.10             0.00           (8.18)
   Year ended 12/31/92 .............     26.38         (.22)(b)          4.31            4.09             0.00           (2.27)
   Year ended 12/31/91 .............     19.44         (.02)            10.57           10.55             0.00           (3.61)
   Year ended 12/31/90 .............     21.57         (.03)             (.56)           (.59)            0.00           (1.54)
   Year ended 12/31/89 .............     20.35         0.00              1.22            1.22             0.00            0.00
   Year ended 12/31/88 .............     20.22         (.03)(c)           .16             .13             0.00            0.00
   Year ended 12/31/87 .............     23.11         (.10)(c)          4.54            4.44             0.00           (7.33)
   Year ended 12/31/86 .............     20.64         (.14)(c)          2.62            2.48             (.01)           0.00
   Class B
   12/1/96 to 5/31/97+++ ...........    $49.76       $ (.35)(b)        $  .66          $  .31           $ 0.00          $ (.42)
   Year ended 11/30/96 .............     45.76         (.70)(b)          7.08            6.38             0.00           (2.38)
   Year ended 11/30/95 .............     31.61         (.60)(b)         17.92           17.32             0.00           (3.17)
   1/1/94 to 11/30/94** ............     25.98         (.23)             5.86            5.63             0.00            0.00
   5/3/93++ to 12/31/93 ............     27.44         (.12)             6.84            6.72             0.00           (8.18)
   Class C
   12/1/96 to 5/31/97+++ ...........    $49.76       $ (.35)(b)        $  .66          $  .31           $ 0.00          $ (.42)
   Year ended 11/30/96 .............     45.77         (.70)(b)          7.07            6.37             0.00           (2.38)
   Year ended 11/30/95 .............     31.61         (.58)(b)         17.91           17.33             0.00           (3.17)
   1/1/94 to 11/30/94** ............     25.98         (.24)             5.87            5.63             0.00            0.00
   5/3/93++ to 12/31/93 ............     27.44         (.13)             6.85            6.72             0.00           (8.18)
Quasar Fund
   Class A
   10/1/96 to 3/31/97+++ ...........    $27.92       $ (.11)(b)        $  .27          $  .16           $ 0.00          $(4.11)
   Year ended 9/30/96 ..............     24.16         (.25)             8.82            8.57             0.00           (4.81)
   Year ended 9/30/95 ..............     22.65         (.22)(b)          5.59            5.37             0.00           (3.86)
   Year ended 9/30/94 ..............     24.43         (.60)             (.36)           (.96)            0.00            (.82)
   Year ended 9/30/93 ..............     19.34         (.41)             6.38            5.97             0.00            (.88)
   Year ended 9/30/92 ..............     21.27         (.24)            (1.53)          (1.77)            0.00            (.16)
   Year ended 9/30/91 ..............     15.67         (.05)             5.71            5.66             (.06)           0.00
   Year ended 9/30/90 ..............     24.84          .03 (b)         (7.18)          (7.15)            0.00           (2.02)
   Year ended 9/30/89 ..............     17.60          .02(b)           7.40            7.42             0.00            (.18)
   Year ended 9/30/88 ..............     24.47         (.08)(c)         (2.08)          (2.16)            0.00           (4.71)
   Year ended 9/30/87(d) ...........     21.80         (.14)(c)          5.88            5.74             0.00           (3.07)
   Class B
   10/1/96 to 3/31/97+++ ...........    $26.13       $ (.19)(b)        $  .24          $  .05           $ 0.00          $(4.11)
   Year ended 9/30/96 ..............     23.03         (.20)             8.11            7.91             0.00           (4.81)
   Year ended 9/30/95 ..............     21.92         (.37)(b)          5.34            4.97             0.00           (3.86)
   Year ended 9/30/94 ..............     23.88         (.53)             (.61)          (1.14)            0.00            (.82)
   Year ended 9/30/93 ..............     19.07         (.18)             5.87            5.69             0.00            (.88)
   Year ended 9/30/92 ..............     21.14         (.39)            (1.52)          (1.91)            0.00            (.16)
   Year ended 9/30/91 ..............     15.66         (.13)             5.67            5.54             (.06)           0.00
   9/17/90++ to 9/30/90 ............     17.17         (.01)            (1.50)          (1.51)            0.00            0.00
   Class C
   10/1/96 to 3/31/97+++ ...........    $26.14       $ (.19)(b)        $  .23          $  .04           $ 0.00          $(4.11)
   Year ended 9/30/96 ..............     23.05         (.20)             8.10            7.90             0.00           (4.81)
   Year ended 9/30/95 ..............     21.92         (.37)(b)          5.36            4.99             0.00           (3.86)
   Year ended 9/30/94 ..............     23.88         (.36)             (.78)          (1.14)            0.00            (.82)
   5/3/93++ to 9/30/93 .............     20.33         (.10)             3.65            3.55             0.00            0.00
International Fund
   Class A
   Year ended 6/30/97 ..............    $18.32        $ .06 (b)        $ 1.51          $ 1.57           $ (.12)         $(1.08)
   Year ended 6/30/96 ..............     16.81          .05 (b)          2.51            2.56             0.00           (1.05)
   Year ended 6/30/95 ..............     18.38          .04               .01             .05             0.00           (1.62)
   Year ended 6/30/94 ..............     16.01         (.09)             3.02            2.93             0.00            (.56)
   Year ended 6/30/93 ..............     14.98         (.01)             1.17            1.16             (.04)           (.09)
   Year ended 6/30/92 ..............     14.00          .01 (b)          1.04            1.05             (.07)           0.00
   Year ended 6/30/91 ..............     17.99          .05             (3.54)          (3.49)            (.03)           (.47)
   Year ended 6/30/90 ..............     17.24          .03              2.87            2.90             (.04)          (2.11)
   Year ended 6/30/89 ..............     16.09          .05              3.73            3.78             (.13)          (2.50)
   Year ended 6/30/88 ..............     23.70          .17             (1.22)          (1.05)            (.21)          (6.35)
   Class B
   Year ended 6/30/97 ..............    $17.45       $ (.09)(b)        $ 1.43          $ 1.34           $ 0.00          $(1.08)
   Year ended 6/30/96 ..............     16.19         (.07)(b)          2.38            2.31             0.00           (1.05)
   Year ended 6/30/95 ..............     17.90         (.01)             (.08)           (.09)            0.00           (1.62)
   Year ended 6/30/94 ..............     15.74         (.19)(b)          2.91            2.72             0.00            (.56)
   Year ended 6/30/93 ..............     14.81         (.12)             1.14            1.02             0.00            (.09)
   Year ended 6/30/92 ..............     13.93         (.11)(b)          1.02             .91             (.03)           0.00
   9/17/90++ to 6/30/91 ............     15.52          .03             (1.12)          (1.09)            (.03)           (.47)

   Class C
   Year ended 6/30/97 ..............    $17.46       $ (.09)(b)        $ 1.44          $ 1.35           $ 0.00          $(1.08)
   Year ended 6/30/96 ..............     16.20         (.07)(b)          2.38            2.31             0.00           (1.05)
   Year ended 6/30/95 ..............     17.91         (.14)              .05            (.09)            0.00           (1.62)
   Year ended 6/30/94 ..............     15.74         (.11)             2.84            2.73             0.00            (.56)
   5/3/93++ to 6/30/93 .............     15.93         0.00              (.19)           (.19)            0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------






Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
   Total         Net Asset         Investment         At End Of        Ratio Of        Investment
 Dividends         Value          Return Based         Period          Expenses       Income (Loss)                        Average
   And            End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------   -----------       ------------      ------------      -----------     -------------     -------------   ------------
$   (.42)        $  51.23             .99%            $631,967           1.64%*          (.81)%*             28%           $ 0.0576
   (2.38)           51.15           16.05              594,861           1.74            (.87)               30              0.0612
   (3.17)           46.64           61.93              398,262           1.75            (.77)               55                  --
    0.00            31.98           22.43              202,929           1.66*          (1.22)*              55                  --
   (8.18)           26.12           21.63              173,732           1.73           (1.32)               64                  --
   (2.27)           28.20           15.50              173,566           1.61            (.90)               73                  --
   (3.61)           26.38           54.24              191,693           1.71            (.20)              134                  --
   (1.54)           19.44           (3.08)             131,843           1.77            (.18)              147                  --
    0.00            21.57            6.00              141,730           1.66             .02               139                  --
    0.00            20.35            0.64              169,856           1.42 (f)        (.16)(f)           139                  --
   (7.33)           20.22           19.16              167,608           1.31 (f)        (.56)(f)           248                  --
    (.01)           23.11           12.03              147,733           1.13 (f)        (.57)(f)           141                  --


$   (.42)        $  49.65             .64%            $864,200           2.35%*         (1.50)%*             28%           $ 0.0576
   (2.38)           49.76           15.20              660,921           2.44           (1.61)               30              0.0612
   (3.17)           45.76           60.95              277,111           2.48           (1.47)               55                  --
    0.00            31.61           21.67               18,397           2.43*          (1.95)*              55                  --
   (8.18)           25.98           24.49                1,645           2.57*          (2.30)*              64                  --


$   (.42)        $  49.65             .64%            $145,146           2.36%*         (1.50)%*             28%           $ 0.0576
   (2.38)           49.76           15.17              108,488           2.44           (1.60)               30              0.0612
   (3.17)           45.77           60.98               43,161           2.48           (1.47)               55                  --
    0.00            31.61           21.67                7,470           2.41*          (1.94)*              55                  --
   (8.18)           25.98           24.49                1,096           2.52*          (2.25)*              64                  --



$  (4.11)        $  23.97             .88%            $265,131           1.54%*          (.81)%*             75%           $ 0.0533
   (4.81)           27.92           42.42              229,798           1.79           (1.11)              168              0.0596
   (3.86)           24.16           30.73              146,663           1.83           (1.06)              160                  --
    (.82)           22.65           (4.05)             155,470           1.67           (1.15)              110                  --
    (.88)           24.43           31.58              228,874           1.65           (1.00)              102                  --
    (.16)           19.34           (8.34)             252,140           1.62            (.89)              128                  --
    (.06)           21.27           36.28              333,806           1.64            (.22)              118                  --
   (2.02)           15.67          (30.81)             251,102           1.66             .16                90                  --
    (.18)           24.84           42.68              263,099           1.73             .10                90                  --
   (4.71)           17.60           (8.61)              90,713           1.28(f)         (.40)(f)            58                  --
   (3.07)           24.47           29.61              134,676           1.18(f)         (.56)(f)            76                  --


$  (4.11)        $  22.07             .48%            $229,756           2.35%*         (1.61)%*             75%           $ 0.0533
   (4.81)           26.13           41.48              112,490           2.62           (1.96)              168              0.0596
   (3.86)           23.03           29.78               16,604           2.65           (1.88)              160                  --
    (.82)           21.92           (4.92)              13,901           2.50           (1.98)              110                  --
    (.88)           23.88           30.53               16,779           2.46           (1.81)              102                  --
    (.16)           19.07           (9.05)               9,454           2.42           (1.67)              128                  --
    (.06)           21.14           35.54                7,346           2.41           (1.28)              118                  --
    0.00            15.66           (8.79)                  71           2.09*           (.26)*              90                  --


$  (4.11)        $  22.07             .44%            $ 66,742           2.34%*         (1.59)%*             75%           $ 0.0533
   (4.81)           26.14           41.46               28,541           2.61           (1.94)              168              0.0596
   (3.86)           23.05           29.87                1,611           2.64*          (1.76)*             160                  --
    (.82)           21.92           (4.92)               1,220           2.48           (1.96)              110                  --
    0.00            23.88           17.46                  118           2.49*          (1.90)*             102                  --



$  (1.20)        $  18.69            9.30%            $190,173           1.74%(l)         .31%               94%           $ 0.0363
   (1.05)           18.32           15.83              196,261           1.72             .31                78                  --
   (1.62)           16.81             .59              165,584           1.73             .26               119                  --
    (.56)           18.38           18.68              201,916           1.90            (.50)               97                  --
    (.13)           16.01            7.86              161,048           1.88            (.14)               94                  --
    (.07)           14.98            7.52              179,807           1.82             .07                72                  --
    (.50)           14.00          (19.34)             214,442           1.73             .37                71                  --
   (2.15)           17.99           16.98              265,999           1.45             .33                37                  --
   (2.63)           17.24           27.65              166,003           1.41             .39                87                  --
   (6.56)           16.09           (4.20)             132,319           1.41             .84                55                  --


$  (1.08)        $  17.71            8.37%            $ 77,725           2.59%(l)        (.51)%              94%           $ 0.0363
   (1.05)           17.45           14.87               72,470           2.55            (.46)               78                  --
   (1.62)           16.19            (.22)              48,998           2.57            (.62)              119                  --
    (.56)           17.90           17.65               29,943           2.78           (1.15)               97                  --
    (.09)           15.74            6.98                6,363           2.70            (.96)               94                  --
    (.03)           14.81            6.54                5,585           2.68            (.70)               72                  --
    (.50)           13.93           (6.97)               3,515           3.39*             84*               71                  --


$  (1.08)        $  17.73            8.42%            $ 23,268           2.58%(l)        (.51)%              94%           $ 0.0363
   (1.05)           17.46           14.85               26,965           2.53            (.47)               78                  --
   (1.62)           16.20            (.22)              19,395           2.54            (.88)              119                  --
    (.56)           17.91           17.72               13,503           2.78           (1.12)               97                  --
    0.00            15.74           (1.19)                 229           2.57*            .08*               94                  --
------------------------------------------------------------------------------------------------------------------------------------




                                                                               Net
                                                                Net          Increase
                                 Asset           Net       Realized and     (Decrease)    Dividends    Distributions  Distributions

                                Value Of     Investment     Unrealized      In Net Asset   From Net    in Excess Of     From Net

                               Beginning       Income      Gain (Loss) On  Value  From    Investment   Net Investment   Realized
   Fiscal Year or Period        Period         (Loss)        Investments     Operations     Income        Income          Gains
   ----------------------      ----------    ----------    ---------------  ------------  ----------   -------------- -------------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......      $12.13      $ .15 (b)        $ 2.55         $ 2.70        $ (.15)       $ 0.00        $(1.42)
   Year ended 6/30/96 ......       10.18        .10 (b)          1.85           1.95          0.00          0.00          0.00
   Year ended 6/30/95 ......        9.75        .06               .37            .43          0.00          0.00          0.00
   6/2/94+ to 6/30/94 ......       10.00        .01              (.26)          (.25)         0.00          0.00          0.00
   Class B
   Year ended 6/30/97 ......      $11.96      $ .08 (b)        $ 2.50         $ 2.58        $ (.08)       $ 0.00        $(1.42)
   Year ended 6/30/96 ......       10.10       (.02)             1.88           1.86          0.00          0.00          0.00
   Year ended 6/30/95 ......        9.74        .02               .34            .36          0.00          0.00          0.00
   6/2/94+ to 6/30/94 ......       10.00        .00              (.26)          (.26)         0.00          0.00          0.00
   Class C
   Year ended 6/30/97 ......      $11.96      $ .12 (b)        $ 2.46         $ 2.58        $ (.08)       $  0.0        $(1.42)
   Year ended 6/30/96 ......       10.10        .03              1.83           1.86          0.00          0.00          0.00
   2/8/95++ to 6/30/95 .....        9.53        .05               .52            .57          0.00          0.00          0.00
New Europe Fund
   Class A
   Year ended 7/31/97 ......      $15.84      $ .07 (b)        $ 4.20         $ 4.27        $ (.15)       $ (.03)       $(1.32)
   Year ended 7/31/96 ......       15.11        .18              1.02           1.20          0.00          0.00          (.47)
   Year ended 7/31/95 ......       12.66        .04              2.50           2.54          (.09)         0.00          0.00
   Period ended 7/31/94** ..       12.53        .09               .04            .13          0.00          0.00          0.00
   Year ended 2/28/94 ......        9.37        .02 (b)          3.14           3.16          0.00          0.00          0.00
   Year ended 2/28/93 ......        9.81        .04              (.33)          (.29)         (.15)         0.00          0.00
   Year ended 2/29/92 ......        9.76        .02 (b)           .05            .07          (.02)         0.00          0.00
   4/2/90+ to 2/28/91 ......      11.11 (e)     .26              (.91)          (.65)         (.26)         0.00          (.44)
   Class B
   Year ended 7/31/97 ......      $15.31     $ (.04)(b)        $ 4.02         $ 3.98        $ 0.00        $ (.10)       $(1.32)
   Year ended 7/31/96 ......       14.71        .08               .99           1.07          0.00          0.00          (.47)
   Year ended 7/31/95 ......       12.41       (.05)             2.44           2.39          (.09)         0.00          0.00
   Period ended 7/31/94** ..       12.32        .07               .02            .09          0.00          0.00          0.00
   Year ended 2/28/94 ......        9.28       (.05)(b)          3.09           3.04          0.00          0.00          0.00
   Year ended 2/28/93 ......        9.74       (.02)             (.33)          (.35)         (.11)         0.00          0.00
   3/5/91++ to 2/29/92 .....        9.84       (.04)(b)          (.04)          (.08)         (.02)         0.00          0.00
   Class C
   Year ended 7/31/97 ......      $15.33     $ (.04)(b)        $ 4.02         $ 3.98        $ 0.00        $ (.10)       $(1.32)
   Year ended 7/31/96 ......       14.72        .08              1.00           1.08          0.00          0.00          (.47)
   Year ended 7/31/95 ......       12.42       (.07)             2.46           2.39          (.09)         0.00          0.00
   Period ended 7/31/94** ..       12.33        .06               .03            .09          0.00          0.00          0.00
   5/3/93++ to 2/28/94 .....       10.21       (.04)(b)          2.16           2.12          0.00          0.00          0.00
All-Asia Investment Fund
   Class A
   11/1/96 to 4/30/97+++ ...      $11.04     $ (.13)(b)        $ (.50)        $ (.63)       $ 0.00        $ 0.00        $ (.34)
   Year ended 10/31/96 .....       10.45       (.21)(b)(c)        .88            .67          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ...       10.00       (.19)(c)           .64            .45          0.00          0.00          0.00
   Class B
   11/1/96 to 4/30/97+++ ...      $10.90     $ (.16)(b)        $ (.49)        $ (.65)       $ 0.00        $ 0.00        $ (.34)
   Year ended 10/31/96 .....       10.41       (.28)(b)(c)        .85            .57          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ...       10.00       (.25)(c)           .66            .41          0.00          0.00          0.00
   Class C
   11/1/96 to 4/30/97+++ ...      $10.91     $ (.16)(b)        $ (.49)        $ (.65)       $ 0.00        $ 0.00        $ (.34)
   Year ended 10/31/96 .....       10.41       (.28)(b)(c)        .86            .58          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ...       10.00       (.35)(c)           .76            .41          0.00          0.00          0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......      $11.61     $ (.15)(b)        $ 2.97         $ 2.82        $ 0.00        $ 0.00        $(1.56)
   Year ended 7/31/96 ......       10.38       (.14)(b)          1.90           1.76          0.00          0.00          (.53)
   Year ended 7/31/95 ......       11.08       (.09)             1.50           1.41          0.00          0.00         (2.11)(j)
   Period ended 7/31/94** ..       11.24       (.15)(b)          (.01)          (.16)         0.00          0.00          0.00
   Year ended 9/30/93 ......        9.33       (.15)             2.49           2.34          0.00          0.00          (.43)
   Year ended 9/30/92 ......       10.55       (.16)            (1.03)         (1.19)         0.00          0.00          (.03)
   Year ended 9/30/91 ......        8.26       (.06)             2.35           2.29          0.00          0.00          0.00
   Year ended 9/30/90 ......       15.54       (.05)(b)         (4.12)         (4.17)         0.00          0.00         (3.11)
   Year ended 9/30/89 ......       11.41       (.03)             4.25           4.22          0.00          0.00          (.09)
   Year ended 9/30/88 ......       15.07       (.05)            (1.83)         (1.88)         0.00          0.00         (1.78)
   Year ended 9/30/87 ......       15.47       (.07)             4.19           4.12          (.04)         0.00         (4.48)
   Class B
   Year ended 7/31/97 ......      $11.03     $ (.21)(b)        $ 2.77         $ 2.56        $ 0.00        $ 0.00        $(1.56)
   Year ended 7/31/96 ......        9.95       (.20)(b)          1.81           1.61          0.00          0.00          (.53)
   Year ended 7/31/95 ......       10.78       (.12)             1.40           1.28          0.00          0.00         (2.11)(j)
   Period ended 7/31/94** ..       11.00       (.17)(b)          (.05)          (.22)         0.00          0.00          0.00
   Year ended 9/30/93 ......        9.20       (.15)             2.38           2.23          0.00          0.00          (.43)
   Year ended 9/30/92 ......       10.49       (.20)            (1.06)         (1.26)         0.00          0.00          (.03)
   Year ended 9/30/91 ......        8.26       (.07)             2.30           2.23          0.00          0.00          0.00
   9/17/90++ to 9/30/90 ....        9.12       (.01)             (.85)          (.86)         0.00          0.00          0.00
   Class C
   Year ended 7/31/97 ......      $11.05     $ (.22)(b)        $ 2.78         $ 2.56        $ 0.00        $ 0.00        $(1.56)
   Year ended 7/31/96 ......        9.96       (.20)(b)          1.82           1.62          0.00          0.00          (.53)
   Year ended 7/31/95 ......       10.79       (.17)             1.45           1.28          0.00          0.00         (2.11)(j)
   Period ended 7/31/94** ..       11.00       (.17)(b)          (.04)          (.21)         0.00          0.00          0.00
   5/3/93++ to 9/30/93 .....        9.86       (.05)             1.19           1.14          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------






Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
    Total        Net Asset         Investment         At End Of        Ratio Of        Investment
  Dividends        Value          Return Based         Period          Expenses       Income (Loss)                        Average
     And          End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------   ----------        ------------      ------------      -----------     -------------     -------------   ------------
$   (1.57)      $   13.26            25.16%           $561,793            1.72%           1.27%              48%         $  0.0132
     0.00           12.13            19.16             672,732            1.87             .95               28                 --
     0.00           10.18             4.41              13,535            2.56             .66               36                 --
     0.00            9.75            (2.50)              4,990            2.75*           1.03*               0                 --

$   (1.50)      $   13.04            24.34%           $121,173            2.43%            .66%              48%         $  0.0132
     0.00           11.96            18.42              83,050            2.83            (.20)              28                 --
     0.00           10.10             3.70              79,359            3.27             .01               36                 --
     0.00            9.74            (2.60)             22,859            3.45*            .33*               0                 --

$   (1.50)      $   13.04            24.33%           $ 12,929            2.42%           1.06%              48%         $  0.0132
     0.00           11.96            18.42               2,383            2.57             .63               28                 --
     0.00           10.10             5.98                 338            3.27*           2.65*              36                 --

$   (1.50)      $   18.61            28.78%           $ 78,578            2.05%(l)         .40%              89%         $  0.0569
     (.47)          15.84             8.20              74,026            2.14            1.10               69                 --
     (.09)          15.11            20.22              86,112            2.09             .37               74                 --
     0.00           12.66             1.04              86,739            2.06*           1.85*              35                 --
     0.00           12.53            33.73              90,372            2.30             .17               94                 --
     (.15)           9.37            (2.82)             79,285            2.25             .47              125                 --
     (.02)           9.81              .74             108,510            2.24             .16               34                 --
     (.70)           9.76            (5.63)            188,016            1.52*           2.71*              48                 --

$   (1.42)      $   17.87            27.76%           $ 66,032            2.75%(l)        (.23)%             89%         $  0.0569
     (.47)          15.31             7.53              42,662            2.86             .59               69                 --
     (.09)          14.71            19.42              34,527            2.79            (.33)              74                 --
     0.00           12.41              .73              31,404            2.76*           1.15*              35                 --
     0.00           12.32            32.76              20,729            3.02            (.52)              94                 --
     (.11)           9.28            (3.49)              1,732            3.00            (.50)             125                 --
     (.02)           9.74              .03               1,423            3.02*           (.71)*             34                 --

$   (1.42)      $   17.89            27.73%           $ 16,907            2.74%(l)        (.23)%             89%         $  0.0569
     (.47)          15.33             7.59              10,141            2.87             .58               69                 --
     (.09)          14.72            19.40               7,802            2.78            (.33)              74                 --
     0.00           12.42              .73              11,875            2.76*           1.15*              35                 --
     0.00           12.33            20.77              10,886            3.00*           (.52)*             94                 --

$    (.34)      $   10.07            (5.99)%          $  8,840            3.45%*         (2.29)%*            56%         $  0.0269
     (.08)          11.04             6.43              12,284            3.37*(f)       (1.75)              66             0.0280
     0.00           10.45             4.50               2,870            4.42*(f)       (1.87)*             90                 --

$    (.34)      $    9.91            (6.26)%          $ 19,696            4.16%*         (2.99)%*            56%         $  0.0269
     (.08)          10.90             5.49              23,784            4.07(f)        (2.44)              66             0.0280
     0.00           10.41             4.10               5,170            5.20*(f)       (2.64)*             90                 --

$    (.34)      $    9.92            (6.25)%          $  2,898            4.14%*         (2.98)%*            56%         $  0.0269
     (.08)          10.91             5.59               4,228            4.07(f)        (2.42)              66             0.0280
     0.00           10.41             4.10                 597            5.84*(f)       (3.41)*             90                 --

$   (1.56)      $   12.87            26.47%           $ 85,217            2.41%(l)       (1.25)%            129%         $  0.0364
     (.53)          11.61            17.46              68,623            2.51           (1.22)             139                 --
    (2.11)          10.38            16.62              60,057            2.54(f)        (1.17)             128                 --
     0.00           11.08            (1.42)             61,372            2.42*          (1.26)*             78                 --
     (.43)          11.24            25.83              65,713            2.53           (1.13)              97                 --
     (.03)           9.33           (11.30)             58,491            2.34            (.85)             108                 --
     0.00           10.55            27.72              84,370            2.29            (.55)             104                 --
    (3.11)           8.26           (31.90)             68,316            1.73            (.46)              89                 --
     (.09)          15.54            37.34             113,583            1.56            (.17)             106                 --
    (1.78)          11.41            (8.11)             90,071            1.54(f)         (.50)              74                 --
    (4.52)          15.07            34.11             113,305            1.41(f)         (.44)              98                 --

$   (1.56)      $   12.03            25.42%           $ 31,946            3.11%(l)       (1.92)%            129%         $  0.0364
     (.53)          11.03            16.69              14,247            3.21           (1.88)             139                 --
    (2.11)           9.95            15.77               5,164            3.20(f)        (1.92)             128                 --
     0.00           10.78            (2.00)              3,889            3.15*          (1.93)*             78                 --
     (.43)          11.00            24.97               1,150            3.26           (1.85)              97                 --
     (.03)           9.20           (12.03)                819            3.11           (1.31)             108                 --
     0.00           10.49            27.00                 121            2.98           (1.39)             104                 --
     0.00            8.26            (9.43)                183            2.61*          (1.30)*             89                 --

$   (1.56)      $   12.05            25.37%           $  8,718            3.10%(l)       (1.93)%            129%         $  0.0364
     (.53)          11.05            16.77               4,119            3.19           (1.85)             139                 --
    (2.11)           9.96            15.75               1,407            3.25(f)        (2.10)             128                 --
     0.00           10.79            (1.91)              1,330            3.13*          (1.92)*             78                 --
     0.00           11.00            11.56                 261            3.75*          (2.51)*             97                 --
------------------------------------------------------------------------------------------------------------------------------------




                                                                          Net              Net
                                        Asset                        Realized and       Increase
                                        Value                         Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ..........        $18.48       $  .47(b)(c)       $ 3.56           $ 4.03          $ (.39)         $(2.33)
   Year ended 7/31/96 ..........         17.98          .35(b)(c)         1.08             1.43            (.32)           (.61)
   Year ended 7/31/95 ..........         16.26          .34(c)            1.64             1.98            (.22)           (.04)
   Period ended 7/31/94** ......         16.46          .07(c)            (.27)            (.20)           0.00            0.00
   Year ended 4/30/94 ..........         16.97          .16(c)             .74              .90            (.24)          (1.17)
   Year ended 4/30/93 ..........         17.06          .39(c)             .59              .98            (.42)           (.65)
   Year ended 4/30/92 ..........         14.48          .27(c)            2.80             3.07            (.17)           (.32)
   9/4/90++ to 4/30/91 .........         12.51          .34(c)            1.66             2.00            (.03)           0.00
   Class B
   Year ended 7/31/97 ..........        $15.89       $  .28(b)(c)       $ 3.02           $ 3.30          $ (.27)         $(2.33)
   Year ended 7/31/96 ..........         15.56          .16(b)(c)          .98             1.14            (.20)           (.61)
   Year ended 7/31/95 ..........         14.10          .22(c)            1.40             1.62            (.12)           (.04)
   Period ended 7/31/94** ......         14.30          .03(c)            (.23)            (.20)           0.00            0.00
   Year ended 4/30/94 ..........         14.92          .06(c)             .63              .69            (.14)          (1.17)
   Year ended 4/30/93 ..........         15.51          .23(c)             .53              .76            (.25)          (1.10)
   Year ended 4/30/92 ..........         13.96          .22(c)            2.70             2.92            (.29)          (1.08)
   Year ended 4/30/91 ..........         12.40          .43(c)            1.60             2.03            (.47)           0.00
   Year ended 4/30/90 ..........         11.97          .50(b)(c)          .60             1.10            (.25)           (.42)
   Year ended 4/30/89 ..........         11.45          .48(c)            1.11             1.59            (.30)           (.77)
   10/23/87+ to 4/30/88 ........         10.00          .13(c)            1.38             1.51            (.06)           0.00
   Class C
   Year ended 7/31/97 ..........        $15.89       $  .28(b)(c)       $ 3.02           $ 3.30          $ (.27)         $(2.33)
   Year ended 7/31/96 ..........         15.57          .14(b)(c)          .99             1.13            (.20)           (.61)
   Year ended 7/31/95 ..........         14.11          .16(c)            1.46             1.62            (.12)           (.04)
   Period ended 7/31/94** ......         14.31          .03(c)            (.23)            (.20)           0.00            0.00
   8/2/93++ to 4/30/94 .........         15.64          .15(c)            (.17)            (.02)           (.14)          (1.17)
Balanced Shares
   Class A
   Year ended 7/31/97 ..........        $14.01       $  .31(b)          $ 3.97           $ 4.28          $ (.32)         $(1.80)
   Year ended 7/31/96 ..........         15.08          .37                .45              .82            (.41)          (1.48)
   Year ended 7/31/95 ..........         13.38          .46               1.62             2.08            (.36)           (.02)
   Period ended 7/31/94** ......         14.40          .29               (.74)            (.45)           (.28)           (.29)
   Year ended 9/30/93 ..........         13.20          .34               1.29             1.63            (.43)           0.00
   Year ended 9/30/92 ..........         12.64          .44                .57             1.01            (.45)           0.00
   Year ended 9/30/91 ..........         10.41          .46               2.17             2.63            (.40)           0.00
   Year ended 9/30/90 ..........         14.13          .45              (2.14)           (1.69)           (.40)          (1.63)
   Year ended 9/30/89 ..........         12.53          .42               2.18             2.60            (.46)           (.54)
   Year ended 9/30/88 ..........         16.33          .46              (1.07)            (.61)           (.44)          (2.75)
   Year ended 9/30/87 ..........         14.64          .67               1.62             2.29            (.60)           0.00
   Class B
   Year ended 7/31/97 ..........        $13.79       $  .19(b)          $ 3.89           $ 4.08          $ (.24)         $(1.80)
   Year ended 7/31/96 ..........         14.88          .28                .42              .70            (.31)          (1.48)
   Year ended 7/31/95 ..........         13.23          .30               1.65             1.95            (.28)           (.02)
   Period ended 7/31/94** ......         14.27          .22               (.75)            (.53)           (.22)           (.29)
   Year ended 9/30/93 ..........         13.13          .29               1.22             1.51            (.37)           0.00
   Year ended 9/30/92 ..........         12.61          .37                .54              .91            (.39)           0.00
   2/4/91++ to 9/30/91 .........         11.84          .25                .80             1.05            (.28)           0.00
   Class C
   Year ended 7/31/97 ..........        $13.81       $  .20(b)          $ 3.89           $ 4.09          $ (.24)         $(1.80)
   Year ended 7/31/96 ..........         14.89          .26                .45              .71            (.31)          (1.48)
   Year ended 7/31/95 ..........         13.24          .30               1.65             1.95            (.28)           (.02)
   Period ended 7/31/94** ......         14.28          .24               (.77)            (.53)           (.22)           (.29)
   5/3/93++ to 9/30/93 .........         13.63          .11                .71              .82            (.17)           0.00
Income Builder Fund (h)
   Class A
   11/1/96 to 4/30/97+++ .......        $11.57       $  .24(b)          $  .69           $  .93          $ (.25)         $ (.61)
   Year ended 10/31/96 .........         10.70          .56(b)             .98             1.54            (.55)           (.12)
   Year ended 10/31/95 .........          9.69          .93(b)             .59             1.52            (.51)           0.00
   3/25/94++ to 10/31/94 .......         10.00          .96              (1.02)            (.06)           (.05)(g)        (.20)
   Class B
   11/1/96 to 4/30/97+++ .......        $11.55       $  .20(b)          $  .70           $  .90          $ (.22)         $ (.61)
   Year ended 10/31/96 .........         10.70          .47(b)             .98             1.45            (.48)           (.12)
   Year ended 10/31/95 .........          9.68          .63(b)             .83             1.46            (.44)           0.00
   3/25/94++ to 10/31/94 .......         10.00          .88               (.98)            (.10)           (.06)(g)        (.16)
   Class C
   11/1/96 to 4/30/97+++ .......        $11.52       $  .21(b)          $  .68           $  .89          $ (.22)         $ (.61)
   Year ended 10/31/96 .........         10.67          .46(b)             .99             1.45            (.48)           (.12)
   Year ended 10/31/95 .........          9.66          .40(b)            1.05             1.45            (.44)           0.00
   Year ended 10/31/94 .........         10.47          .50               (.85)            (.35)           (.11)(g)        (.35)
   Year ended 10/31/93 .........          9.80          .52                .51             1.03            (.36)           0.00
   Year ended 10/31/92 .........         10.00          .55               (.28)             .27            (.47)           0.00
   10/25/91+ to 10/31/91 .......         10.00          .01               0.00              .01            (.01)           0.00
Utility Income Fund
   Class A
   12/1/96 to 5/31/97+++ .......        $10.59       $  .16(b)(c)       $  .07           $  .23          $ (.18)         $ (.13)
   Year ended 11/30/96 .........         10.22          .18(b)(c)          .65              .83            (.46)           0.00
   Year ended 11/30/95 .........          8.97          .27(c)            1.43             1.70            (.45)           0.00
   Year ended 11/30/94 .........          9.92          .42(c)            (.89)            (.47)           (.48)           0.00
   10/18/93+ to 11/30/93 .......         10.00          .02(c)            (.10)            (.08)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
    Total        Net Asset         Investment         At End Of        Ratio Of        Investment
  Dividends        Value          Return Based         Period          Expenses       Income (Loss)                        Average

    And           End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission

Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)

-------------    ---------        ------------      ------------      -----------     -------------     -------------   ------------

$  (2.72)       $   19.79            23.90%           $ 20,312        1.41%(f)(l)       2.50%(c)            170%          $ 0.0395
    (.93)           18.48             8.05              18,329        1.40(f)           1.78                173                 --
    (.26)           17.98            12.40              10,952        1.40(f)           2.07                172                 --
    0.00            16.26            (1.22)              9,640        1.40(f)           1.63*                21                 --
   (1.41)           16.46             5.06               9,822        1.40*(f)          1.67                139                 --
   (1.07)           16.97             5.85               8,637        1.40(f)           2.29                 98                 --
    (.49)           17.06            20.96               6,843        1.40(f)           1.92                103                 --
    (.03)           14.48            16.00                 443        1.40*(f)          3.54*               137                 --


$  (2.60)       $   16.59            23.01%           $ 28,037        2.12%(f)(l)       1.78%(f)            170%          $ 0.0395
    (.81)           15.89             7.41              28,492        2.10(f)            .99(f)             173                 --
    (.16)           15.56            11.63              37,301        2.10(f)           1.38(f)             172                 --
    0.00            14.10            (1.40)             43,578        2.10*(f)           .92*(f)             21                 --
   (1.31)           14.30             4.29              43,616        2.10(f)            .93(f)             139                 --
   (1.35)           14.92             4.96              36,155        2.15(f)           1.55(f)              98                 --
   (1.37)           15.51            20.14              31,842        2.15(f)           1.34(f)             103                 --
    (.47)           13.96            16.73              22,552        2.10(f)           3.23(f)             137                 --
    (.67)           12.40             8.85              19,523        2.00(f)           3.85(f)             120                 --
   (1.07)           11.97            14.66               5,128        2.00(f)           4.31(f)             103                 --
    (.06)           11.45            15.10               2,344        2.00*(f)          2.44*(f)             72                 --


$  (2.60)       $   16.59            23.01%           $  3,045        2.12%(f)(l)       1.78%               170%          $ 0.0395
    (.81)           15.89             7.34               3,157        2.10(f)            .99                173                 --
    (.16)           15.57            11.62               4,113        2.10(f)           1.38                172                 --
    0.00            14.11            (1.40)              4,317        2.10*(f)           .93*                21                 --
   (1.31)           14.31              .45               4,289        2.10*(f)           .69*               139                 --


$  (2.12)       $   16.17            33.46%           $115,500        1.47%(l)          2.11%               207%          $ 0.0552
   (1.89)           14.01             5.23             102,567        1.38              2.41                227                 --
    (.38)           15.08            15.99             122,033        1.32              3.12                179                 --
    (.57)           13.38            (3.21)            157,637        1.27*             2.50*               116                 --
    (.43)           14.40            12.52             172,484        1.35              2.50                188                 --
    (.45)           13.20             8.14             143,883        1.40              3.26                204                 --
    (.40)           12.64            25.52             154,230        1.44              3.75                 70                 --
   (2.03)           10.41           (13.12)            140,913        1.36              4.01                169                 --
   (1.00)           14.13            22.27             159,290        1.42              3.29                132                 --
   (3.19)           12.53            (1.10)            111,515        1.42              3.74                190                 --
    (.60)           16.33            15.80             129,786        1.17              4.14                136                 --


$  (2.04)       $   15.83            32.34%           $ 24,192        2.25%(l)          1.32%               207%          $ 0.0552
   (1.79)           13.79             4.45              18,393        2.16              1.61                227                 --
    (.30)           14.88            15.07              15,080        2.11              2.30                179                 --
    (.51)           13.23            (3.80)             14,347        2.05*             1.73*               116                 --
    (.37)           14.27            11.65              12,789        2.13              1.72                188                 --
    (.39)           13.13             7.32               6,499        2.16              2.46                204                 --
    (.28)           12.61             8.96               1,830        2.13*             3.19*                70                 --


$  (2.04)       $   15.86            32.37%           $  5,510        2.23%(l)          1.37%               207%          $ 0.0552
   (1.79)           13.81             4.52               6,096        2.15              1.63                227                 --
    (.30)           14.89            15.06               5,108        2.09              2.32                179                 --
    (.51)           13.24            (3.80)              6,254        2.03*             1.81*               116                 --
    (.17)           14.28             6.01               1,487        2.29*             1.47*               188                 --


$   (.86)       $   11.64             8.31%           $  1,943        2.30%*            4.22%*              169%          $ 0.0519
    (.67)           11.57            14.82               2,056        2.20              4.92                108             0.0600
    (.51)           10.70            16.22               1,398        2.38              5.44                 92                 --
    (.25)            9.69             (.54)                600        2.52*             6.11*               126                 --


$   (.83)       $   11.62             8.01%           $  7,328        3.01%*            3.53%*              169%          $ 0.0519
    (.60)           11.55            13.92               5,775        2.92              4.19                108             0.0600
    (.44)           10.70            15.55               3,769        3.09              4.73                 92                 --
    (.22)            9.68             (.99)              1,998        3.09*             5.07*               126                 --


$   (.83)       $   11.58             7.94%           $ 43,577        3.00%*            3.53%*              169%          $ 0.0519
    (.60)           11.52            13.96              44,441        2.93              4.13                108             0.0600
    (.44)           10.67            15.47              49,107        3.02              4.81                 92                 --
    (.46)            9.66            (3.44)             64,027        2.67              3.82                126                 --
    (.36)           10.47            10.65             106,034        2.32              6.85                101                 --
    (.47)            9.80             2.70             152,617        2.33              5.47                108                 --
    (.01)           10.00              .11              41,813        0.00*(f)           .94*                 0                 --



$   (.31)       $   10.51             2.19%           $  3,571        1.50%*(f)         3.06%*               23%          $ 0.0411
    (.46)           10.59             8.47               3,294        1.50(f)           1.67                 98             0.0536
    (.45)           10.22            19.58               2,748        1.50(f)           2.48                162                 --
    (.48)            8.97            (4.86)              1,068        1.50(f)           4.13                 30                 --
    0.00             9.92             (.80)                229        1.50*(f)          2.35*                11                 --
------------------------------------------------------------------------------------------------------------------------------------




                                                                          Net             Net
                                        Asset                        Realized and      Increase
                                        Value                         Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Utility Income Fund (continued)
   Class B
   12/1/96 to 5/31/97+++ .........      $10.57      $  .12(b)(c)       $  .08            $  .20          $ (.15)         $ (.13)
   Year ended 11/30/96 ...........       10.20         .10(b)(c)          .67               .77            (.40)           0.00
   Year ended 11/30/95 ...........        8.96         .18(c)            1.45              1.63            (.39)           0.00
   Year ended 11/30/94 ...........        9.91         .37(c)            (.91)             (.54)           (.41)           0.00
   10/18/93+ 11/30/93 ............       10.00         .01(c)            (.10)             (.09)           0.00            0.00
   Class C
   12/1/96 to 5/31/97+++ .........      $10.59      $  .12(b)(c)       $  .07            $  .19          $ (.15)         $ (.13)
   Year ended 11/30/96 ...........       10.22         .11(b)(c)          .66               .77            (.40)           0.00
   Year ended 11/30/95 ...........        8.97         .18(c)            1.46              1.64            (.39)           0.00
   Year ended 11/30/94 ...........        9.92         .39(c)            (.93)             (.54)           (.41)           0.00
   10/27/93+ to 11/30/93 .........       10.00         .01(c)            (.09)             (.08)           0.00            0.00
Growth and Income Fund
   Class A
   11/1/96 to 4/30/97+++ .........      $ 3.00      $  .03(b)          $  .36            $  .39          $ (.03)         $ (.38)
   Year ended 10/31/96 ...........        2.71         .05                .50               .55            (.05)           (.21)
   Year ended 10/31/95 ...........        2.35         .02                .52               .54            (.06)           (.12)
   Year ended 10/31/94 ...........        2.61         .06               (.08)             (.02)           (.06)           (.18)
   Year ended 10/31/93 ...........        2.48         .06                .29               .35            (.06)           (.16)
   Year ended 10/31/92 ...........        2.52         .06                .11               .17            (.06)           (.15)
   Year ended 10/31/91 ...........        2.28         .07                .56               .63            (.09)           (.30)
   Year ended 10/31/90 ...........        3.02         .09               (.30)             (.21)           (.10)           (.43)
   Year ended 10/31/89 ...........        3.05         .10                .43               .53            (.08)           (.48)
   Year ended 10/31/88 ...........        3.48         .10                .33               .43            (.08)           (.78)
   Year ended 10/31/87 ...........        3.52         .11               (.03)              .08            (.12)           0.00
   Class B
   11/1/96 to 4/30/97+++ .........      $ 2.99      $  .01(b)          $  .36            $  .37          $ (.02)         $ (.38)
   Year ended 10/31/96 ...........        2.69         .03                .51               .54            (.03)           (.21)
   Year ended 10/31/95 ...........        2.34         .01                .49               .50            (.03)           (.12)
   Year ended 10/31/94 ...........        2.60         .04               (.08)             (.04)           (.04)           (.18)
   Year ended 10/31/93 ...........        2.47         .05                .28               .33            (.04)           (.16)
   Year ended 10/31/92 ...........        2.52         .04                .11               .15            (.05)           (.15)
   2/8/91++ to 10/31/91 ..........        2.40         .04                .12               .16            (.04)           0.00
   Class C
   11/1/96 to 4/30/97+++ .........      $ 2.99      $  .01(b)          $  .37            $  .38          $ (.02)         $ (.38)
   Year ended 10/31/96 ...........        2.70         .03                .50               .53            (.03)           (.21)
   Year ended 10/31/95 ...........        2.34         .01                .50               .51            (.03)           (.12)
   Year ended 10/31/94 ...........        2.60         .04               (.08)             (.04)           (.04)           (.18)
   5/3/93 ++ to 10/31/93 .........        2.43         .02                .17               .19            (.02)           0.00
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ...........      $10.00      $  .30(b)          $ 2.88            $ 3.18          $ (.38)(m)      $ 0.00
   Class B
   Year ended 10/1/96+ to 8/31/97       $10.00      $  .23(b)          $ 2.89            $ 3.12          $ (.33)(m)      $ 0.00
   Class C
   Year ended 10/1/96+ to 8/31/97       $10.00      $  .23(b)          $ 2.89            $ 3.12          $ (.33)(m)      $ 0.00
------------------------------------------------------------------------------------------------------------------------------------





Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
   Total         Net Asset         Investment         At End Of        Ratio Of        Investment
 Dividends         Value          Return Based         Period          Expenses       Income (Loss)                        Average
    And           End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------    ---------        ------------      ------------      -----------     -------------     -------------   ------------
$ (.28)         $   10.49             1.86%           $ 12,972         2.20%*(f)        2.40%*                23%          $0.0411
  (.40)             10.57             7.82              13,561         2.20(f)           .95                  98            0.0536
  (.39)             10.20            18.66              10,988         2.20(f)          1.60                 162                --
  (.41)              8.96            (5.59)              2,353         2.20(f)          3.53                  30                --
  0.00               9.91             (.90)                244         2.20*(f)         2.84*                 11                --


$ (.28)         $   10.50             1.76%           $  3,195         2.20%*(f)        2.39%*                23%          $0.0411
  (.40)             10.59             7.81               3,376         2.20(f)           .94                  98            0.0536
  (.39)             10.22            18.76               3,500         2.20(f)          1.88                 162                --
  (.41)              8.97            (5.58)              2,651         2.20(f)          3.60                  30                --
  0.00               9.92             (.80)                 18         2.20*(f)         3.08*                 11                --


$ (.41)         $    2.98            13.29%           $628,306          .91%*           1.76%*                55%          $0.0585
  (.26)              3.00            21.51             553,151          .97             1.73                  88            0.0625
  (.18)              2.71            24.21             458,158         1.05             1.88                 142                --
  (.24)              2.35             (.67)            414,386         1.03             2.36                  68                --
  (.22)              2.61            14.98             459,372         1.07             2.38                  91                --
  (.21)              2.48             7.23             417,018         1.09             2.63                 104                --
  (.39)              2.52            31.03             409,597         1.14             2.74                  84                --
  (.53)              2.28            (8.55)            314,670         1.09             3.40                  76                --
  (.56)              3.02            21.59             377,168         1.08             3.49                  79                --
  (.86)              3.05            16.45             350,510         1.09             3.09                  66                --
  (.12)              3.48             2.04             348,375          .86             2.77                  60                --


$ (.40)         $    2.96            12.60%           $326,163         1.72%*            .96%*                55%          $0.0585
  (.24)              2.99            21.20             235,263         1.78              .91                  88            0.0625
  (.15)              2.69            22.84             136,758         1.86             1.05                 142                --
  (.22)              2.34            (1.50)            102,546         1.85             1.56                  68                --
  (.20)              2.60            14.22              76,633         1.90             1.58                  91                --
  (.20)              2.47             6.22              29,656         1.90             1.69                 104                --
  (.04)              2.52             6.83              10,221         1.99*            1.67*                 84                --


$ (.40)         $    2.97            12.98%           $ 78,967         1.70%*            .97%*                55%          $0.0585
  (.24)              2.99            20.72              61,356         1.76              .93                  88            0.0625
  (.15)              2.70            23.30              35,835         1.84             1.04                 142                --
  (.22)              2.34            (1.50)             19,395         1.84             1.61                  68                --
  (.02)              2.60             7.85               7,774         1.96*            1.45*                 91                --


$ (.38)         $   12.80            32.24%           $ 37,638         1.77%*(l)        2.73%*                20%          $0.0518

$ (.33)         $   12.79            31.49%           $186,802         2.44%*(l)        2.08%*                20%          $0.0518

$ (.33)         $   12.79            31.49%           $ 42,719         2.43%*(l)        2.06%*                20%          $0.0518
------------------------------------------------------------------------------------------------------------------------------------



----------

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, giving effect to the expense offset arrangement described in (l) below, would have been as follows:


                                      1992           1993            1994               1995             1996              1997
                                      ----           ----            ----               ----             ----              ----
     All-Asia Investment Fund
       Class A                                         --               --               10.57%#          3.62%              --
       Class B                                         --               --               11.32%#          4.32%              --
       Class C                                         --               --               11.38%#          4.32%              --
     Growth Fund
      Class A                         1.94%          1.84%            1.46%                 --              --               --
       Class B                        2.65%          2.52%            2.13%                 --              --               --
       Class C                          --             --             2.13%#                --
     Premier Growth
       Class A                        3.33%#           --               --                  --              --               --
       Class B                        3.78%#           --               --                  --              --               --



Net investment income ratios for Premier Growth would have been (.25%#) for
Class A and (.75%#) for Class B for this same period.
     Global Small Cap Fund
       Class A                                         --               --               2.61%             --                --
       Class B                                         --               --               3.27%             --                --
       Class C                                         --               --               3.31%             --                --

     Strategic Balanced Fund
       Class A                                       1.85%            1.70%1             1.81%           1.76%             2.06%
                                                                      1.94%#2
       Class B                                       2.56%            2.42%1             2.49%           2.47%             2.76%
                                                                      2.64%#2
       Class C                                         --             2.07%#1            2.50%           2.48%             2.76%
                                                                      2.64%#2
     Utility Income Fund
       Class A                                     145.63%#          13.72%              4.86%#          3.38%             3.41%
       Class B                                     133.62%#          14.42%              5.34%#          4.08%             4.12%
       Class C                                     148.03%#          14.42%              5.99%#          4.07%             4.11%

----------
#    annualized
1.   For the period ended April 30, 1994
2.   For the period ended July 31, 1994
For the expense ratios of the Funds in years prior to fiscal year 1992, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(l) The following funds benefitted from an expense offset arrangement with the transfer agent. Had such expense offset not been in effect, the ratio of expenses to average net assets, absent the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:


Balanced Shares       1997           International Fund        1997         Strategic Balanced       1997
---------------------------------------------------------------------------------------------------------
 Class A              1.46%              Class A               1.73%           Class A               1.40%
 Class B              2.24%              Class B               2.58%           Class B               2.10%
 Class C              2.22%              Class C               2.56%           Class C               2.10%

Real Estate           1997           Global Small Cap Fund     1997         New Europe               1997
---------------------------------------------------------------------------------------------------------
 Class A              1.77%              Class A               2.38%          Class A                2.04%
 Class B              2.43%              Class B               3.08%          Class B                2.74%
 Class C              2.42%              Class C               3.08%          Class C                2.73%

(m) Distributions from net investment income include a tax return of capital of $.08, $.09 and $.09 for Class A, B and C shares, respectively.

-------------------------------------------------------------------------------
                                    GLOSSARY
-------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund


Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.


The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at June 30, 1997, approximately 28% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.


The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at July 31, 1997, approximately 32% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes;
(xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;
(ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S.

Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.


The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITS") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis.

The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIT-Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Adviser" for more information about CBC.

Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by

Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES


Some or all of the Funds may engage in the following investment practices to the extent described above. Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.


Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Real
Estate Investment Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.


General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.


Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.


Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.


Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity

Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On September 30, 1997 the U.S. dollar-pound sterling exchange rate was 1.61.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On September 30, 1997 the FT-SE 100 index closed at 5244.2, up approximately 27% from the end of 1996.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will drop below that limit during calendar year 1997 and will continue to drop in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.

From 1979 until 1997 the Conversative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On September 30, 1997, the TOPIX closed at 1,388.22, down 5.6% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party, does not control a majority of the seats in the parliament it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For further information regarding Japan, see the Statements of Additional Information of All-Asia Investment Fund and International Fund.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed- income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------


HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the

Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672 and may not exceed $500,000.

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                               Initial Sales Charge
                           as % of                              Commission to
                          Net Amount         as % of          Dealer/Agent as %
Amount Purchased           Invested       Offering Price      of Offering Price
--------------------------------------------------------------------------------
Less than $100,000           4.44%            4.25%                4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000           3.36             3.25                 3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000           2.30             2.25                 2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000         1.78             1.75                 1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

Class B Shares--Deferred Sales Charge Alternative


You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


         Year Since Purchase                    CDSC
         -------------------------------------------
         First .............................    4.0%
         Second ............................    3.0%
         Third .............................    2.0%
         Fourth ............................    1.0%
         Fifth .............................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative


You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares


The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.

Employee Benefit Plans

Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange or shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Such Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through such Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through these Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through such Employee Benefit Plans.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.


Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You can obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.


During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.


HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                              during the past
       Fund              Employee; year; title                  five years
--------------------------------------------------------------------------------

The Alliance Fund        Alden M. Stewart since 1997--       Associated with
                         Executive Vice President of         Alliance since
                         Alliance Capital Management         1993; prior
                         Corporation (ACMC*)                 thereto,
                                                             associated with
                                                             Equitable Capital
                                                             Management
                                                             Corporation
                                                             ("Equitable
                                                             Capital")**


                         Randall E. Haase since 1997--       Associated with
                         Senior Vice President of ACMC       Alliance since July
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital


Growth Fund              Tyler Smith since inception--       Associated with
                         Senior Vice President of ACMC       Alliance since
                                                             July 1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital


Premier Growth Fund      Alfred Harrison since inception--   Associated with
                         Vice Chairman of ACMC               Alliance


Technology Fund          Peter Anastos since 1992--          Associated with
                         Senior Vice President of ACMC       Alliance

                         Gerald T. Malone since 1992--       Associated with
                         Senior Vice President of ACMC       Alliance since
                                                             1992; prior
                                                             thereto
                                                             associated with
                                                             College
                                                             Retirement
                                                             Equities Fund

Quasar Fund              Alden M. Stewart since 1994--       (see above)
                         (see above)

                         Randall E. Haase since 1994--       (see above)
                         (see above)

International Fund       A. Rama Krishna since 1993--        Associated with
                         Senior Vice President of ACMC       Alliance since
                         and director of Asian Equity        1993; prior
                         research                            thereto,
                                                             Chief Investment
                                                             Strategist and
                                                             Director--Equity
                                                             Research for CS
                                                             First Boston

                                                            Principal occupation
                                                              during the past
       Fund              Employee; year; title                  five years
-------------------------------------------------------------------------------
Worldwide Privatization  Mark H. Breedon since inception--   Associated with
                         Senior Vice President of ACMC       Alliance
                         and Director and Vice President
                         of Alliance Capital Limited ***


New Europe Fund          Steven Beinhacker                   Associated with
                         Vice President of ACMC              Alliance

All-Asia Investment      A. Rama Krishna since inception--   (see above)
Fund                     (see above)


Global Small Cap         Alden M. Stewart since 1994--       (see above)
Fund                     (see above)

                         Randall E. Haase since 1994--       (see above)
                         (see above)


                         Ronald L. Simcoe since 1993--       Associated with
                         Vice President of ACMC              Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

Strategic Balanced       Nicholas D.P. Carn                  Associated with
Fund                     since 1997--                        Alliance since
                         Vice President of ACMC              1997; prior
                                                             thereto, Chief
                                                             Investment
                                                             Officer and
                                                             Portfolio Manager
                                                             at Draycott
                                                             Partners

Balanced Shares          Paul Rissman since 1997--           Associated with
                         Senior Vice President of ACMC       Alliance


Income Builder Fund      Andrew M. Aran since 1994--         Associated with
                         Senior Vice President of ACMC       Alliance

                         Thomas M. Perkins since 1991--      Associated with
                         Senior Vice President of ACMC       Alliance


                         Vita Marie Pike since 1997          Associated with
                         Vice President of ACMC              Alliance

                         Corinne Molof Hill since 1997       Associated with
                         Vice President of ACMC             Alliance

Utility Income Fund      Paul Rissman since 1996--           Associated with
                         (See above)                         Alliance


Growth & Income          Paul Rissman since 1994--           Associated with
Fund                     (see above)                         Alliance


Real Estate              Daniel G. Pine since (1996)         Associated with
Investment Fund          Senior Vice President of ACMC       Alliance since
                                                             1996; prior
                                                             thereto, Senior
                                                             Vice President of
                                                             Desai Capital
                                                             Management

                         David Kruth since 1997              Associated with
                         Vice President of ACMC              Alliance since
                                                             1997; prior
                                                             thereto Senior
                                                             Vice President of
                                                             the Yarmouth
                                                             Group


--------------------------------------------------------------------------------
   * The sole general partner of Alliance.

  ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

 *** An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 totaling more than $199 billion (of which approximately $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was an investment manager of employee benefit plan assets for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."

Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of 35 portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions to which Premier Growth Fund, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the eighteen full calendar years during which Mr. Harrison has managed the Historical Portfolios and cumulatively through September 30, 1997. As of September 30, 1997, the assets in the Historical Portfolios totaled approximately $12.4 billion and the average size of an institutional account in the Historical Portfolio was $355 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

The performance data is gross of advisory fees charged to those accounts. Total returns would be lower if advisory fees had been taken into account. The performance data includes the cost of brokerage commissions, but excludes custodial fees, transfer agency costs and other administrative expenses that will be payable by Premier Growth Fund and will result in a higher expense ratio for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 of the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The composite total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.


To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


                                 Schedule of Composite Investment Performance Historical Portfolios*


                                                                                                      Russell              Lipper
                                                             Historical            S&P 500              1000               Growth
                                                             Portfolios             Index           Growth Index         Fund Index
                                                            Total Return        Total Return        Total Return        Total Return

                                                            ------------        ------------        ------------        ------------

Year ended:
  December 31, 1996 ................................            23.22               22.96               23.12               17.48
  December 31, 1995** ..............................            41.12               37.58               37.19               32.65
  December 31, 1994 ................................            (3.83)               1.32                2.66               (1.57)
  December 31, 1993 ................................            11.62               10.08                2.90               11.98
  December 31, 1992 ................................            13.27                7.62                5.00                7.63
  December 31, 1991 ................................            40.19               30.47               41.16               35.20
  December 31, 1990 ................................            (0.57)              (3.10)              (0.26)              (5.00)
  December 31, 1989 ................................            40.08               31.69               35.92               28.60
  December 31, 1988 ................................            11.96               16.61               11.27               15.80
  December 31, 1987 ................................             9.57                5.25                5.31                1.00
  December 31, 1986 ................................            28.60               18.67               15.36               15.90
  December 31, 1985 ................................            38.68               31.73               32.85               30.30
  December 31, 1984 ................................            (2.33)               6.27                (.95)              (2.80)
  December 31, 1983 ................................            21.95               22.56               15.98               22.30
  December 31, 1982 ................................            29.23               21.55               20.46               20.20
  December 31, 1981 ................................            (0.10)              (4.92)             (11.31)              (8.40)
  December 31, 1980 ................................            52.10               32.50               39.57               37.30
  December 31, 1979 ................................            31.99               18.61               23.91               27.40
Cumulative total return for
  the period January 1,
  1979 to September
  30, 1997 .........................................          3748.17             1888.65             1656.41             1772.84


--------------------------------------------------------------------------------

 * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion (4.54%) of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based. During this period, Premier Growth Fund's total return, at net asset value, was 46.87%.

The average annual total returns presented below are based upon the cumulative total return as of September 30, 1997, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                          Average Annual Total Returns
                                 -----------------------------------------------
                                                           Russell      Lipper
                                 Historical    S&P 500      1000        Growth
                                 Portfolios     Index   Growth Index  Fund Index
                                 ----------     -----   ------------  ----------
Three years ....................    33.26       29.92       29.81       24.84
Five years .....................    22.99       20.77       19.66       18.62
Ten years ......................    17.03       14.75       14.66       13.19
Since January 1, 1979 ..........    21.07       11.69       16.51       16.18

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND


Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.


CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIT-Score model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide Alliance with exclusive access to its REIT-Score model which ranks approximately 130 REITS based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIT-Score is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIT-Score model.


DISTRIBUTION SERVICES AGREEMENTS


Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.


The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds were, as of that time, as follows:


                                                                        Amount of Unreimbursed Distribution Expenses
                                                                               (as % of Net Assets of Class)
                                                            ------------------------------------------------------------------------

                                                                         Class B                                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Alliance Fund ......................................        $ 2,718,791              (6.12%)        $   815,553              (5.87%)

Growth Fund ........................................        $63,986,412              (2.56%)        $ 2,280,463              (0.57%)

Premier Growth Fund ................................        $ 9,179,357              (2.27%)        $   597,937              (0.99%)

Technology Fund ....................................        $20,749,046              (3.14%)        $   892,004              (0.82%)

Quasar Fund ........................................        $ 3,754,485              (3.34%)        $   408,356              (1.43%)

International Fund .................................        $ 2,566,420              (3.30%)        $   807,347              (3.47%)

Worldwide Privatization Fund .......................        $ 5,013,479              (4.14%)        $   251,109              (1.94%)

New Europe Fund ....................................        $ 2,535,456              (3.84%)        $   541,239              (3.20%)

All-Asia Investment Fund ...........................        $ 1,402,190              (5.90%)        $    93,183              (2.20%)

Global Small Cap Fund ..............................        $ 2,055,687              (6.43%)        $   586,919              (6.73%)

Strategic Balanced Fund ............................        $ 1,172,983              (4.18%)        $   372,907             (12.25%)

Balanced Shares ....................................        $ 1,533,382              (6.34%)        $   463,860              (8.42%)

Income Builder Fund ................................        $   748,972             (12.97%)        $ 1,789,259              (4.03%)

Utility Income Fund ................................        $ 1,114,037              (8.21%)        $   406,214             (12.03%)

Growth and Income Fund .............................        $ 5,883,895              (2.50%)        $   975,417              (1.59%)

Real Estate Investment Fund ........................        $ 6,726,437              (3.60%)        $   366,120              (0.86%)

------------------------------------------------------------------------------------------------------------------------------------



The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES


Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from a REIT generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

Distributions received by a shareholder of Real Estate Investment Fund may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain.


Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), Alliance Growth and Income Fund, Inc. (1932), and Alliance Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.


A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.





This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                                  THE ALLIANCE
                                  ------------
                                   STOCK FUNDS
                                  ------------

                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618


                           Prospectus and Application
                                 (Advisor Class)

                                November 1, 1997



Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund

                               Total Return Funds

                               -Alliance Strategic Balanced Fund
                               -Alliance Balanced Shares
                               -Alliance Income Builder Fund
                               -Alliance Utility Income Fund
                               -Alliance Growth and Income Fund
                               -Alliance Real Estate Investment Fund


--------------------------------------------------------------------------------

Table of Contents                                                         Page
The Funds at a Glance ...................................................    2
Expense Information .....................................................    4
Glossary ................................................................    7
Financial Highlights ....................................................    7
Description of the Funds ................................................   10
   Investment Objectives and Policies ...................................   10
   Additional Investment Practices ......................................   20
   Certain Fundamental Investment Policies ..............................   27
   Risk Considerations ..................................................   30
Purchase and Sale of Shares .............................................   35
Management of the Funds .................................................   36
Dividends, Distributions and Taxes ......................................   40
Conversion Feature ......................................................   41
General Information .....................................................   52

--------------------------------------------------------------------------------


                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .


Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.


Real Estate Investment Fund
Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions...

Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally nontaxable). See "Dividends, Distributions and Taxes."


A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.


Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature-Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."




                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            Advisor Class Shares
                                                            --------------------
     Maximum sales charge imposed on purchases ............         None
     Sales charge imposed on dividend reinvestments .......         None
     Deferred sales charge ................................         None
     Exchange fee .........................................         None

--------------------------------------------------------------------------------

                      Operating Expenses                                                                Examples
     ----------------------------------------------------                               --------------------------------------------

     Alliance Fund                          Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees                             .70%                                   After 1 year                      $  9
     12b-1 fees                                 None                                    After 3 years                     $ 27
     Other expenses (a)                          .15%                                   After 5 years                     $ 47
                                                ----                                    After 10 years                    $105
     Total fund
        operating expenses (b)                   .85%
                                                ====

     Growth Fund                            Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees                             .75%                                   After 1 year                      $ 10
     12b-1 fees                                 None                                    After 3 years                     $ 32
     Other expenses (a)                          .25%                                   After 5 years                     $ 55
                                                ----                                    After 10 years                    $122
     Total fund
        operating expenses (b)                  1.00%
                                                ====

     Premier Growth Fund                    Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees                            1.00%                                   After 1 year                      $ 13
     12b-1 fees                                 None                                    After 3 years                     $ 42
     Other expenses (a)                          .32%                                   After 5 years                     $ 72
                                                ----                                    After 10 years                    $159
     Total fund
        operating expenses (b)                  1.32%
                                                ====

     Technology Fund                        Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees (g)                        1.11%                                   After 1 year                      $ 15
     12b-1 fees                                 None                                    After 3 years                     $ 46
     Other expenses (a)                          .33%                                   After 5 years                     $ 79
                                                ----                                    After 10 years                    $172
     Total fund
        operating expenses (b)                  1.44%
                                                ====

     Quasar Fund                            Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees (g)                        1.15%                                   After 1 year                      $ 16
     12b-1 fees                                 None                                    After 3 years                     $ 50
     Other expenses (a)                          .43%                                   After 5 years                     $ 86
                                                ----                                    After 10 years                    $188
     Total fund
        operating expenses (b)                  1.58%
                                                ====


     International Fund                     Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees
         (after waiver) (c)                      .85%                                   After 1 year                      $ 16
     12b-1 fees                                 None                                    After 3 years                     $ 48
     Other expenses (a)                          .68%                                   After 5 years                     $ 83
                                                ----                                    After 10 years                    $182
     Total fund
        operating expenses (b) (e)              1.53%
                                                ====


--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page 6.


                      Operating Expenses                                                                Examples
     ----------------------------------------------------                               --------------------------------------------

     Worldwide Privatization Fund           Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
       Management fees                          1.00%                                   After 1 year                      $ 20
       12b-1 fees                               None                                    After 3 years                     $ 62
       Other expenses (a)                        .96%                                   After 5 years                     $106
                                                ----                                    After 10 years                    $229
       Total fund
         operating expenses (b)                 1.96%
                                                ====

     New Europe Fund
       Management fees                          1.06%                                   After 1 year                      $ 17
       12b-1 fees                               None                                    After 3 years                     $ 54
       Other expenses (a)                        .65%                                   After 5 years                     $ 93
                                                ----                                    After 10 years                    $202
       Total fund
         operating expenses (b)                 1.71%
                                                ====

     All-Asia Investment Fund
       Management fees
         (after waiver) (c)                      .65%                                   After 1 year                      $ 29
       12b-1 fees                               None                                    After 3 years                     $ 87
       Other expenses                                                                   After 5 years                     $149
         Administration fees                                                            After 10 years                    $315
            (after waiver) (d)                   .00%
         Other operating expenses (a)           2.17%
                                                ----
       Total other expenses                     2.17%
                                                ====
       Total fund
         operating expenses (b) (e)             2.82%
                                                ====

     Global Small Cap Fund
       Management fees                          1.00%                                   After 1 year                      $ 21
       12b-1 fees                               None                                    After 3 years                     $ 64
       Other expenses (a)                       1.05%                                   After 5 years                     $110
                                                ----                                    After 10 years                    $238
       Total fund
         operating expenses (b)                 2.05%
                                                ====

     Strategic Balanced Fund
       Management fees
         (after waiver) (c)                      .09%                                   After 1 year                      $ 11
       12b-1 fees                               None                                    After 3 years                     $ 35
       Other expenses (a)                       1.01%                                   After 5 years                     $ 61
                                                ----                                    After 10 years                    $134
       Total fund
         operating expenses (b) (e)             1.10%
                                                ====

     Balanced Shares
       Management fees                           .63%                                   After 1 year                      $ 13
       12b-1 fees                               None                                    After 3 years                     $ 41
       Other expenses (a)                        .67%                                   After 5 years                     $ 71
                                                ----                                    After 10 years                    $157
       Total fund
         operating expenses (b)                 1.30%
                                                ====

     Income Builder Fund
       Management fees                           .75%                                   After 1 year                      $ 19
       12b-1 fees                               None                                    After 3 years                     $ 59
       Other expenses (a)                       1.20%                                   After 5 years                     $100
                                                ----                                    After 10 years                    $211
       Total fund
         operating expenses (b)                 1.95%
                                                ====

     Utility Income Fund
       Management fees
         (after waiver) (c)                     0.00%                                   After 1 year                      $ 12
       12b-1 fees                               None                                    After 3 years                     $ 38
       Other expenses (a)                       1.20%                                   After 5 years                     $ 66
                                                ----                                    After 10 years                    $145
       Total fund
         operating expenses (b) (f)             1.20%
                                                ====



                      Operating Expenses                                                                Examples
     ----------------------------------------------------                               --------------------------------------------

     Growth and Income Fund                 Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
       Management fees                           .51%                                   After 1 year                      $  8
       12b-1 fees                               None                                    After 3 years                     $ 24
       Other expenses (a)                        .25%                                   After 5 years                     $ 42
                                                ----                                    After 10 years                    $ 94
       Total fund
         operating expenses (b)                  .76%
                                                ====
     Real Estate Investment Fund
       Management fees                           .90%                                   After 1 year                      $ 15
       12b-1 fees                               None                                    After 3 years                     $ 46
       Other expenses (a)                        .55%                                   After 5 years                     $ 79
                                                ----                                    After 10 years                    $174
       Total fund
         operating expenses (b)                 1.45%
                                                ====

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not include the application of credits that reduce Fund expenses.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 2.35%, total fund operating expenses for All-Asia Investment Fund would have been 3.32% annualized and total fund operating expenses for International Fund would have been 1.69%, annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.48%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The information shown in the table for the Alliance Fund, Premier Growth Fund, Technology Fund, Quasar Fund, All-Asia Investment Fund, Strategic Balanced Fund, Income Builder Fund, Utility Income Fund and Growth and Income Fund reflects expenses based on the Funds' most recent fiscal periods. For all other Funds, "Other Expenses" are based on estimated amounts for those Fund's current fiscal year. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fee" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated. Except as otherwise indicated, information for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each such Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                     Net                              Net               Net
                                    Asset                        Realized and        Increase                         Distributions
                                    Value                         Unrealized       (Decrease) In     Dividends From    In Excess Of
                                Beginning Of   Net Investment   Gain (Loss) On    Net Asset Value    Net Investment   Net Investment
  Fiscal Year or Period            Period       Income (Loss)     Investments     From Operations        Income           Income
  ---------------------         ------------   --------------    -------------    ---------------    --------------   --------------

Alliance Fund
   Advisor Class
   12/1/96 to 5/31/97++           $ 7.71         $(.01)(b)          $ .67              $ .66             $(.04)           $0.00
   10/2/96+ to 11/30/96             6.99          0.00                .72                .72              0.00             0.00

Growth Fund
   Advisor Class
   11/1/96 to 4/30/97++           $34.91         $ .02(b)           $1.94              $1.96             $0.00            $0.00
   10/2/96+ to 10/31/96            34.14          0.00(b)             .77                .77              0.00             0.00

Premier Growth Fund
   Advisor Class
   12/1/96 to 5/31/97++           $17.99         $(.02)(b)          $2.66              $2.64             $0.00            $0.00
   10/2/96+ to 11/30/96            15.94          (.01)(b)           2.06               2.05              0.00             0.00

Technology Fund
   Advisor Class
   12/1/96 to 5/31/97++           $51.17         $(.10)(b)          $ .68              $ .58             $0.00            $0.00
   10/2/96+ to 11/30/96            47.32          (.05)(b)           3.90               3.85              0.00             0.00

Quasar Fund
   Advisor Class
   10/2/96+ to 3/31/96++          $27.82         $(.04)(b)          $ .33              $ .29             $0.00            $0.00

International Fund
   Advisor Class
   Year ended 6/30/97             $17.96         $ .16(b)           $1.78              $1.94             $(.15)           $0.00

Worldwide Privatization Fund
   Advisor Class
   Year ended 6/30/97             $12.14         $ .18(b)           $2.52              $2.70             $(.19)           $0.00

New Europe Fund
   Advisor Class
   Year ended 7/31/97             $16.25         $ .11(b)           $3.76              $3.87             $(.09)           $(.14)

All-Asia Investment Fund
   Advisor Class
   11/1/96 to 4/30/97++           $11.04         $(.09)(b)          $(.53)             $(.62)            $0.00            $0.00
   10/2/96+ to 10/31/96            11.65          0.00(c)            (.61)              (.61)             0.00             0.00

Global Small Cap Fund
   Advisor Class
   Year ended 7/31/97             $12.56         $(.08)(b)          $1.97              $1.89             $0.00            $0.00

Strategic Balanced Fund
   Advisor Class
   Year ended 7/31/97             $19.49         $ .42(b)(c)        $(.12)             $(.30)            $0.00            $0.00

Balanced Shares
   Advisor Class
   Year ended 7/31/97             $14.79         $ .23              $3.22              $3.45             $(.27)           $0.00

Income Builder Fund
   Advisor Class
   10/2/96 to 4/30/97++           $10.00         $ .25(b)           $2.27              $2.52             $(.27)           $0.00

Utility Income Fund
   Advisor Class
   12/1/96 to 5/31/97++           $10.59         $ .18(b)(c)        $ .07              $ .25             $(.20)           $0.00
   10/2/96+ to 11/30/96             9.95           .03(c)             .61                .64              0.00             0.00

Growth and Income Fund
   Advisor Class
   11/1/96 to 4/30/97++           $ 3.00         $ .03              $ .36              $ .39             $(.03)
   10/2/96+ to 10/31/96             2.97          0.00                .03                .03              0.00            $0.00

Real Estate Investment Fund
   Advisor Class
   10/1/96+ to 8/31/97            $10.00         $ .35(b)           $2.88              $3.23             $(.41)(f)        $0.00

--------------------------------------------------------------------------------
 +   Commencement of distribution.
++   Unaudited
 *   Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios, giving effect to the expense offset arrangements described in (e) below, would have been as follows:

                                     1996   1997                          1997
     All-Asia Investment Fund                       Strategic Balanced
         Advisor Class              5.54%#    --        Advisor Class     2.35%#
     Utility Income Fund
         Advisor Class              3.48%#  3.14#
     Real Estate Investment Fund
         Advisor Class              1.47%#

     -------------
     # annualized


                                               Total        Net Assets                     Ratio Of Net
                    Total       Net Asset    Investment      At End Of       Ratio Of       Investment
 Distributions    Dividends       Value     Return Based      Period         Expenses      Income (Loss)                    Average
    From Net         And         End Of     on Net Asset      (000's        To Average      To Average      Portfolio     Commission
 Realized Gains  Distributions   Period       Value (a)      omitted)       Net Assets      Net Assets    Turnover Rate      Rate
 --------------  -------------  ---------   ------------   -----------      ----------     -------------  -------------   ----------



    $(1.06)         $(1.10)      $ 7.27        10.43%       $ 8,693           .89%*           (.19)%*          107%        $0.0559
      0.00            0.00         7.71        10.30          1,083           .89*            0.38*             80          0.0646


    $(1.03)         $(1.03)      $35.84         5.64%       $54,075           .99%*            .11%*           .19%        $0.0537
      0.00            0.00        34.91         2.26            946          1.26*            0.50*             46          0.0584


    $(1.08)         $(1.08)      $19.55        15.87%       $33,225          1.28%*           (.30)%*           47%        $0.0598
      0.00            0.00        17.99        12.86          1,922          1.50*            (.48)*            95          0.0651


     $(.42)         $ (.42)      $51.33         1.15%       $77,548          1.55%*           (.48)%*           28%        $0.0576
      0.00            0.00        51.17         8.14            566          1.75*           (1.21)*            30          0.0612


    $(4.11)         $(4.11)      $24.00         1.36%       $14,761          1.34%*(e)        (.40)%*           75%        $0.0533


    $(1.08)         $(1.23)      $18.67        11.57%       $ 8,697          1.69%*          (1.47)%*           94%        $0.0363


    $(1.42)         $(1.61)      $13.23        25.24%       $   374          1.96%*           2.97%*            48%        $0.0132


    $(1.32)         $(1.55)      $18.57        25.76%       $ 4,430          1.71%*            .77%*            89%        $0.0569


     $(.34)         $ (.34)      $10.08        (5.89)%      $ 2,479          3.44%*          (2.30)%*           56%        $0.0269
      0.00            0.00        11.04        (5.24)            27          3.07*(d)         1.63*             66          0.0280


    $(1.56)         $(1.56)      $12.89        17.08%       $   333          2.05%*(e)        (.84)%*          129%        $0.0364


    $ 0.00          $ 0.00       $19.79         1.54%       $    50          1.10%(d)(e)*     3.40%*           170%        $0.0395


    $(1.80)         $(2.07)      $16.17        25.96%       $ 1,565          1.30%*(e)        2.15%*           207%        $0.0552


     $(.61)         $ (.88)      $11.64         8.48%       $    73          2.07%*           4.56%*           169%        $0.0519


     $(.13)         $ (.33)      $10.51         2.35%       $    39          1.20%*(d)        3.45%*            23%        $0.0411
      0.00            0.00        10.59         6.33             33          1.20*(d)         4.02*             98          0.0536


     $(.38)          $(.41)       $ 2.98        13.46%      $ 1,850          .75%*            1.95%*            55%        $0.0585
      0.00            0.00         3.00         1.01             87          0.37*            3.40*             88          0.0625


     $0.00          $ (.41)(f)   $12.82        32.72%       $ 2,313          1.45%*(d)(e)     3.07%*            20%        $0.0518


--------------------------------------------------------------------------------
(e) The following funds benefitted from an expense offset arrangement with the transfer agent. Had such expense offsets not been in effect, the rate of expense to average net assets absent the assumption and/or waiver reimbursement of expenses described in note(d) above would have been as follows:

                                1997                                   1997
                                ----                                   ----
     International Fund                   New Europe Fund
         Advisor Class         1.69%#         Advisor Class            1.71%#
     Global Small Cap Fund                Balanced Shares Fund
         Advisor Class         2.04%#         Advisor Class            1.29%#
     Strategic Balanced Fund              Real Estate Fund
         Advisor Class         2.35%#         Advisor Class            1.44%#

------------
# annualized

(f) Distribution from net investment income include a tax return of capital of $.03.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund


Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.


The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at June 30, 1997, approximately 28% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.


The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at July 31, 1997, approximately 32% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes;
(xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and

"--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;
(ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.


The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, rights and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity

Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Investment Process for Real Estate Equity Securities

Real Estate Investment Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis.


The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIT-Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the cmposite rankings of the properties they own. See "Management of the Funds--Consultant to Advir" for more information about CBC.

Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitments transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.


ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the

Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.


Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross- hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Utility Income Fund or Real Estate Investment Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.


General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 38. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.


Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.


Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.


Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S.

Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.


Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal businesactivities in any one industry, other than the real estatindustry in which the Fund will invest at least 25% or morof its total assets, except that this restriction does not applto U.S. Government securities;
(iv) purchase or sell real estate, except thait may purchase and sell securities of companies which deain real estate or interests therein, including Real Estate Equity curities; or (v) borrow money except for temporary or emergey purposes or to meet redemption requests, in an amount t exceeding 5% of the value of its total assets at the time the borrowing is mad.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On September 30, 1997 the U.S. dollar-pound sterling exchange rate was 1.61.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On September 30, 1997 the FT-SE 100 index closed at 5,244.2, up approximately 27% from the end of 1996.

The public sector borrowing requirement, a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will drop below that limit during calendar year 1997 and will continue to drop in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On September 30, 1997, the TOPIX closed at 1,388.32, down 5.6% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For further information regarding Japan, see the Statements of Additional Information for All-Asia Investment Fund and International Fund.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry.

Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statements of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and the Statements of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares


The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.


HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.



General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.


HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value. Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You can obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.


-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                          Principal occupation
                                                             during the past
     Fund              Employee; year; title                   five years
--------------------------------------------------------------------------------

The Alliance Fund      Alden M. Stewart since 1997--      Associated with
                       Executive Vice President of        Alliance since
                       Alliance Capital Management        1993; prior
                       Corporation ("ACMC")*              thereto,
                                                          associated with
                                                          Equitable Capital
                                                          Management
                                                          Corporation
                                                          ("Equitable
                                                          Capital")**

                       Randall E. Haase since 1997--      Associated with
                       Senior Vice President of ACMC      Alliance since July
                                                          1993; prior
                                                          thereto,
                                                          associated with
                                                          Equitable Capital

Growth Fund            Tyler Smith since inception--      Associated with
                       Senior Vice President of ACMC      Alliance since
                                                          July 1993; prior
                                                          thereto,
                                                          associated with
                                                          Equitable Capital

Premier Growth Fund    Alfred Harrison since inception--  Associated with
                       Vice Chairman of ACMC              Alliance

Technology Fund        Peter Anastos since 1992--         Associated with
                       Senior Vice President of ACMC      Alliance

                       Gerald T. Malone since 1992--      Associated with
                       Senior Vice President of ACMC      Alliance since
                                                          1992; prior
                                                          thereto
                                                          associated with
                                                          College
                                                          Retirement
                                                          Equities Fund

Quasar Fund            Alden M. Stewart since 1994--      (see above)
                       (see above)

                       Randall E. Haase since 1994--      (see above)
                       (see above)

International Fund     A. Rama Krishna since 1993--       Associated with
                       Senior Vice President of ACMC      Alliance since
                       and director of Asian Equity       1993, prior
                       research                           thereto,
                                                          Chief Investment
                                                          Strategist and
                                                          Director--Equity
                                                          Research for CS
                                                          First Boston

Worldwide              Mark H. Breedon since inception--  Associated with
Privatization          Senior Vice President of ACMC      Alliance
                       and Director and Vice President
                       of Alliance Capital Limited ***

New Europe Fund        Steven Beinhacker--                Associated with
                       Vice President of ACMC             Alliance

All-Asia Investment    A. Rama Krishna since inception--  (see above)
Fund                   (see above)

Global Small Cap       Alden M. Stewart since 1994--      (see above)
Fund                   (see above)

                       Randall E. Haase since 1994--      (see above)
                       (see above)

                       Ronald L. Simcoe since 1993--      Associated with
                       Vice President of ACMC             Alliance since
                                                          1993; prior thereto,
                                                          associated with
                                                          Equitable Capital


Strategic Balanced     Nicholas D.P. Carn                 Associated with
Fund                   Vice President of ACMC             Alliance since
                                                          1997; prior
                                                          thereto, Chief
                                                          Investment
                                                          Officer and
                                                          Portfolio Manager
                                                          at Draycott
                                                          Partners

Balanced Shares        Paul Rissman since 1997--          Associated with
                       Senior Vice President of ACMC      Alliance


Income Builder Fund    Andrew M. Aran since 1994--        Associated with
                       Senior Vice President of ACMC      Alliance

                       Thomas M. Perkins since 1991--     Associated with
                       Senior Vice President of ACMC      Alliance

                       Vita Marie Pike since 1997--       Associated with
                       Vice President of ACMC             Alliance


                       Corinne Molof Hill since 1997--    Associated with
                       Vice President of ACMC             Alliance

Utility Income Fund    Paul Rissman since 1996--          Associated with
                       (see above)                        Alliance


Growth & Income        Paul Rissman since 1994--          Associated with
Fund                   (see above)                        Alliance


Real Estate            Daniel G. Pine since 1996          Associated with
Investment Fund        Senior Vice President              Alliance since
                       of ACMC                            1996; prior
                                                          thereto, Senior
                                                          Vice President of
                                                          Desai Capital
                                                          Management

                       David Kruth since 1997--           Associated with
                       Vice President of ACMC             Alliance since
                                                          1997; prior
                                                          thereto Senior
                                                          Vice President of
                                                          the Yarmouth
                                                          Group


----------

  *  The sole general partner of Alliance.

 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 totaling more than $199 billion (of which approximately $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was an investment manager of employee benefit plan assets for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."


Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of 35 portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions to which Premier Growth Fund, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the eighteen full calendar years during which Mr. Harrison has managed the Historical Portfolios and cumulatively through September 30, 1997. As of September 30, 1997, the assets in the Historical Portfolios totaled approximately $12.4 billion and the average size of an institutional account in the Historical Portfolio was $355 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

The performance data is gross of advisory fees charged to those accounts. Total returns would be lower if advisory fees had been taken into account. The performance data includes the cost of brokerage commissions, but excludes custodial fees, transfer agency costs and other administrative expenses that will be payable by Premier Growth Fund and will result in a higher expense ratio for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 of the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The composite total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


      Schedule of Composite Investment Performance--Historical Portfolios

                                                        Russell       Lipper
                        Historical      S&P 500          1000         Growth
                        Portfolios       Index       Growth Index   Fund Index
                       Total Return   Total Return   Total Return  Total Return
                       ------------   ------------   ------------  ------------
Year ended:
  December 31, 1996 ...     23.22          22.96          23.12         17.48
  December 31, 1995** .     41.12          37.58          37.19         32.65
  December 31, 1994 ...     (3.83)          1.32           2.66         (1.57)
  December 31, 1993 ...     11.62          10.08           2.90         11.98
  December 31, 1992 ...     13.27           7.62           5.00          7.63
  December 31, 1991 ...     40.19          30.47          41.16         35.20
  December 31, 1990 ...     (0.57)         (3.10)         (0.26)        (5.00)
  December 31, 1989 ...     40.08          31.69          35.92         28.60
  December 31, 1988 ...     11.96          16.61          11.27         15.80
  December 31, 1987 ...      9.57           5.25           5.31          1.00
  December 31, 1986 ...     28.60          18.67          15.36         15.90
  December 31, 1985 ...     38.68          31.73          32.85         30.30
  December 31, 1984 ...     (2.33)          6.27           (.95)        (2.80)
  December 31, 1983 ...     21.95          22.56          15.98         22.30
  December 31, 1982 ...     29.23          21.55          20.46         20.20
  December 31, 1981 ...     (0.10)         (4.92)        (11.31)        (8.40)
  December 31, 1980 ...     52.10          32.50          39.57         37.30
  December 31, 1979 ...     31.99          18.61          23.91         27.40
Cumulative total return
 for the period
 January 1, 1979 to
 September 30, 1997 ...   3748.17        1888.65        1656.41       1772.84


----------

 * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion (4.54%) of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based. During this period, Premier Growth Fund's total return, at net asset value, was 46.87%.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 1997, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.




                                       Average Annual Total Returns
                             ------------------------------------------------
                                                      Russell        Lipper
                             Historical   S&P 500      1000          Growth
                             Portfolios    Index   Growth Index    Fund Index
                             ----------    -----   ------------    ----------
Three years ...............    33.26       29.92       29.81          24.84
Five years ................    22.99       20.77       19.66          18.62
Ten years .................    17.03       14.75       14.66          13.19
Since January 1, 1979 .....    21.07       11.69       16.51          16.18

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIT-Score model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the pruchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will privide Alliance with exclusive access to its REIT-Score model which ranks approximately 130 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIT-Score is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIT-Score model.


DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES


Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90 day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

Distributions received by a shareholder of Real Estate Investment Fund may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain.

Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, generally such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains and return of capital distributions. Shareholders are urged to consult their tax advisors regarding their own tax situation.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------


CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class Ashares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                                 Class A Shares
                                                                 --------------
Maximum sales charge imposed on purchases (as a percentage
of offering price) (a) .......................................     None (sales
                                                                 charge waived)

Sales charge imposed on dividend reinvestments ...............        None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) ..........................................        None

Exchange fee .................................................        None

--------------------------------------------------------------------------------


           Operating Expenses                              Examples(a)
---------------------------------------           ------------------------------
Alliance Fund                   Class A                                Class A
                                -------                                -------
   Management fees                .70%            After 1 year          $ 11
   12b-1 fees                     .19%            After 3 years         $ 33
   Other expenses (b)             .15%            After 5 years         $ 57
                                 ----             After 10 years        $127
   Total fund
      operating expenses         1.04%
                                 ====

Growth Fund                     Class A                                Class A
                                -------                                -------
   Management fees                .75%            After 1 year          $ 13
   12b-1 fees                     .30%            After 3 years         $ 41
   Other expenses (b)             .25%            After 5 years         $ 71
                                 ----             After 10 years        $157
   Total fund
      operating expenses         1.30%
                                 ====

Premier Growth Fund             Class A                                Class A
                                -------                                -------
   Management fees               1.00%            After 1 year          $ 17
   12b-1 fees                     .33%            After 3 years         $ 52
   Other expenses (b)             .32%            After 5 years         $ 90
                                 ----             After 10 years        $195
   Total fund
      operating expenses         1.65%
                                 ====

Technology Fund                 Class A                                Class A
                                -------                                -------
   Management fees (g)           1.11%            After 1 year          $ 18
   12b-1 fees                     .30%            After 3 years         $ 55
   Other expenses (b)             .33%            After 5 years         $ 94
                                 ----             After 10 years        $205
   Total fund
      operating expenses         1.74%
                                 ====

Quasar Fund                     Class A                                Class A
                                -------                                -------
   Management fees (g)           1.15%            After 1 year          $ 18
   12b-1 fees                     .21%            After 3 years         $ 56
   Other expenses (b)             .43%            After 5 years         $ 97
                                 ----             After 10 years        $211
   Total fund
      operating expenses         1.79%
                                 ====


International Fund              Class A                                Class A
                                -------                                -------
   Management fees
      (after waiver) (c)          .85%            After 1 year          $ 16
   12b-1 fees                     .17%            After 3 years         $ 50
   Other expenses (b)             .56%            After 5 years         $ 86
                                 ----             After 10 years        $188
   Total fund
      operating expenses (d)     1.58%
                                 ====


Worldwide Privatization Fund    Class A                                Class A
                                -------                                -------
   Management fees               1.00%            After 1 year          $ 17
   12b-1 fees                     .30%            After 3 years         $ 54
   Other expenses (b)             .42%            After 5 years         $ 93
                                 ----             After 10 years        $203
   Total fund
      operating expenses         1.72%
                                 ====

-------------------------------------------------------------------------------

Please refer to the footnotes on page 44.


           Operating Expenses                              Examples(a)
------------------------------------------        ------------------------------
New Europe Fund                    Class A                             Class A
                                   -------                             -------
   Management fees                  1.06%         After 1 year          $ 21
   12b-1 fees                        .30%         After 3 years         $ 64
   Other expenses (b)                .69%         After 5 years         $110
                                    ----          After 10 years        $238
   Total fund
      operating expenses            2.05%
                                    ====

All-Asia Investment Fund           Class A                             Class A
                                   -------                             -------
   Management fees                                After 1 year          $ 31
      (after waiver) (c)             .65%         After 3 years         $ 96
   12b-1 fees                        .30%         After 5 years         $163
   Other expenses                                 After 10 years        $343
      Administration fees
        (after waiver) (d)           .00%
      Other operating expenses(b)   2.17%
                                    ----
   Total other expenses             2.17%
                                    ----
   Total fund
      operating expenses (e)        3.12%
                                    ====

Global Small Cap Fund              Class A                             Class A
                                   -------                             -------
   Management fees                  1.00%         After 1 year          $ 24
   12b-1 fees                        .30%         After 3 years         $ 75
   Other expenses (b)               1.11%         After 5 years         $129
                                    ----          After 10 years        $275
   Total fund
      operating expenses            2.41%
                                    ====

Strategic Balanced Fund            Class A                             Class A
                                   -------                             -------
   Management fees
      (after waiver) (c)             .09%         After 1 year          $ 14
   12b-1 fees                        .30%         After 3 years         $ 44
   Other expenses (b)               1.01%         After 5 years         $ 77
                                    ----          After 10 years        $168
   Total fund
      operating expenses (e)        1.40%
                                    ====

Balanced Shares                    Class A                             Class A
                                   -------                             -------
   Management fees                   .63%         After 1 year          $ 15
   12b-1 fees                        .24%         After 3 years         $ 46
   Other expenses (b)                .60%         After 5 years         $ 80
                                    ----          After 10 years        $176
   Total fund
      operating expenses            1.47%
                                    ====

Income Builder Fund                Class A                             Class A
                                   -------                             -------
   Management fees                   .75%         After 1 year          $ 23
   12b-1 fees                        .30%         After 3 years         $ 70
   Other expenses (b)               1.20%         After 5 years         $120
                                    ----          After 10 years        $258
   Total fund
      operating expenses            2.25%
                                    ====

Utility Income Fund                Class A                             Class A
                                   -------                             -------
   Management fees
      (after waiver) (c)            0.00%         After 1 year          $ 15
   12b-1 fees                        .30%         After 3 years         $ 47
   Other expenses (b)               1.20%         After 5 years         $ 82
                                    ----          After 10 years        $179
   Total fund
      operating expenses (f)        1.50%
                                    ====

Growth and Income Fund             Class A                             Class A
                                   -------                             -------
   Management fees                   .51%         After 1 year          $ 10
   12b-1 fees                        .21%         After 3 years         $ 31
   Other expenses (b)                .25%         After 5 years         $ 54
                                    ----          After 10 years        $119
   Total fund
      operating expenses             .97%
                                    ====


-------------------------------------------------------------------------------
Please refer to the footnotes on page 44.


           Operating Expenses                              Examples(a)
---------------------------------------           ------------------------------
Real Estate Investment Fund     Class A                                Class A
                                -------                                -------
   Management fees                .90%            After 1 year          $ 18
   12b-1 fees                     .30%            After 3 years         $ 56
   Other expenses (b)             .57%            After 5 years         $ 96
                                 ----
   Total fund
      operating expenses         1.77%            After 10 years        $208
                                 ====


-------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.

(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.

(d) Net voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.

(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 2.08 for Class A shares. Total fund operating expenses for All-Asia Investment Fund would have been 3.62% for Class A shares annualized and total fund operating expenses for International Fund would have been 1.74%, for Class A, annualized.

(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38 for Class A shares.

(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fee" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights.The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. Except as indicated below, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK
                      -------------------------------------


                                   Net                             Net                Net
                                  Asset                        Realized and         Increase
                                  Value                         Unrealized        (Decrease) In     Dividends From     Distributions
                               Beginning Of   Net Investment  Gain (Loss) On     Net Asset Value    Net Investment       From Net
  Fiscal Year or Period           Period       Income (Loss)   Investments      From Operations        Income         Realized Gains
   -------------------         ------------   --------------  -------------     ---------------    --------------     --------------
Alliance Fund
   Class A
   12/1/96 to 5/31/97+++ ..       $ 7.71         $(.01)b         $  .67             $  .66             $ (.02)           $(1.06)
   Year ended 11/30/96 ....         7.72            .02            1.06               1.08               (.02)            (1.07)
   Year ended 11/30/95 ....         6.63            .02            2.08               2.10               (.01)            (1.00)
   1/1/94 to 11/30/94** ...         6.85            .01            (.23)              (.22)              0.00              0.00
   Year ended 12/31/93 ....         6.68            .02             .93                .95               (.02)             (.76)
   Year ended 12/31/92 ....         6.29            .05             .87                .92               (.05)             (.48)
   Year ended 12/31/91 ....         5.22            .07            1.70               1.77               (.07)             (.63)
   Year ended 12/31/90 ....         6.87            .09            (.32)              (.23)              (.18)            (1.24)
   Year ended 12/31/89 ....         5.60            .12            1.19               1.31               (.04)             0.00
   Year ended 12/31/88 ....         5.15            .08             .80                .88               (.08)             (.35)
   Year ended 12/31/87 ....         6.87            .08             .27                .35               (.13)            (1.94)
   Year ended 12/31/86 ....        11.15            .11             .87                .98               (.10)            (5.16)

Growth Fund (i)
   Class A
   11/1/96 to 4/30/97+++ ..       $34.91         $ (.01)(b)      $ 1.91             $ 1.90             $ 0.00            $(1.03)
   Year ended 10/31/96 ....        29.48            .05            6.20               6.25               (.19)             (.63)
   Year ended 10/31/95 ....        25.08            .12            4.80               4.92               (.11)             (.41)
   5/1/94 to 10/31/94** ...        23.89            .09            1.10               1.19               0.00              0.00
   Year ended 4/30/94 .....        22.67           (.01)(c)        3.55               3.54               0.00             (2.32)
   Year ended 4/30/93 .....        20.31            .05(c)         3.68               3.73               (.14)            (1.23)
   Year ended 4/30/92 .....        17.94            .29(c)         3.95               4.24               (.26)            (1.61)
   9/4/90++ to 4/30/91 ....        13.61            .17(c)         4.22               4.39               (.06)             0.00

Premier Growth Fund
   Class A
   12/1/96 to 5/31/97+++ ..       $17.98         $ (.03)(b)      $ 2.64             $ 2.61             $ 0.00            $(1.08)
   Year ended 11/30/96 ....        16.09           (.04)(b)        3.20               3.16               0.00             (1.27)
   Year ended 11/30/95 ....        11.41           (.03)           5.38               5.35               0.00              (.67)
   Year ended 11/30/94 ....        11.78           (.09)           (.28)              (.37)              0.00              0.00
   Year ended 11/30/93 ....        10.79           (.05)           1.05               1.00               (.01)             0.00
   9/28/92+ to 11/30/92 ...        10.00            .01             .78                .79               0.00              0.00

Technology Fund
   Class A
   12/1/96 to 5/31/97+++ ..       $51.15         $ (.20)(b)      $  .70             $  .50             $ 0.00            $ (.42)
   Year ended 11/30/96 ....        46.64            .39(b)         7.28               6.89               0.00             (2.38)
   Year ended 11/30/95 ....        31.98           (.30)(b)       18.13              17.83               0.00             (3.17)
   1/1/94 to 11/30/94** ...        26.12           (.32)           6.18               5.86               0.00              0.00
   Year ended 12/31/93 ....        28.20           (.29)           6.39               6.10               0.00             (8.18)
   Year ended 12/31/92 ....        26.38           (.22)(b)        4.31               4.09               0.00             (2.27)
   Year ended 12/31/91 ....        19.44           (.02)          10.57              10.55               0.00             (3.61)
   Year ended 12/31/90 ....        21.57           (.03)           (.56)              (.59)              0.00             (1.54)
   Year ended 12/31/89 ....        20.35           0.00            1.22               1.22               0.00              0.00
   Year ended 12/31/88 ....        20.22           (.03)            .16                .13               0.00              0.00
   Year ended 12/31/87 ....        23.11           (.10)           4.54               4.44               0.00             (7.33)
   Year ended 12/31/86 ....        20.64           (.14)           2.62               2.48               (.01)             0.00
Quasar Fund
   Class A
   10/1/96 to 3/31/97+++ ..       $27.92         $ (.11)(b)      $  .27             $  .16             $ 0.00            $(4.11)
   Year ended 9/30/96 .....        24.16           (.25)           8.82               8.57               0.00             (4.81)
   Year ended 9/30/95 .....        22.65           (.22)(b)        5.59               5.37               0.00             (3.86)
   Year ended 9/30/94 .....        24.43           (.60)           (.36)              (.96)              0.00              (.82)
   Year ended 9/30/93 .....        19.34           (.41)           6.38               5.97               0.00              (.88)
   Year ended 9/30/92 .....        21.27           (.24)          (1.53)             (1.77)              0.00              (.16)
   Year ended 9/30/91 .....        15.67           (.05)           5.71               5.66               (.06)             0.00
   Year ended 9/30/90 .....        24.84            .03(b)        (7.18)             (7.15)              0.00             (2.02)
   Year ended 9/30/89 .....        17.60            .02(b)         7.40               7.42               0.00              (.18)
   Year ended 9/30/88 .....        24.47           (.08)          (2.08)             (2.16)              0.00             (4.71)
   Year ended 9/30/87(d) ..        21.80           (.14)           5.88               5.74               0.00             (3.07)
International Fund
   Class A
   Year ended 6/30/97 .....       $18.32         $  .06(b)       $ 1.51             $ 1.57             $ (.12)           $(1.08)
   Year ended 6/30/96 .....        16.81            .05(b)         2.51               2.56               0.00             (1.05)
   Year ended 6/30/95 .....        18.38            .04             .01                .05               0.00             (1.62)
   Year ended 6/30/94 .....        16.01           (.09)           3.02               2.93               0.00              (.56)
   Year ended 6/30/93 .....        14.98           (.01)           1.17               1.16               (.04)             (.09)
   Year ended 6/30/92 .....        14.00            .01(b)         1.04               1.05               (.07)             0.00
   Year ended 6/30/91 .....        17.99            .05           (3.54)             (3.49)              (.03)             (.47)
   Year ended 6/30/90 .....        17.24            .03            2.87               2.90               (.04)            (2.11)
   Year ended 6/30/89 .....        16.09            .05            3.73               3.78               (.13)            (2.50)
   Year ended 6/30/88 .....        23.70            .17           (1.22)             (1.05)              (.21)            (6.35)
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 50.


                                     Total           Net Assets                       Ratio Of Net
      Total         Net Asset       Investment        At End Of        Ratio Of       Investment
    Dividends         Value        Return Based        Period          Expenses      Income (Loss)                        Average
       And           End Of        on Net Asset        (000's         To Average      To Average         Portfolio      Commission
 Distributions       Period         Value (a)         omitted)        Net Assets      Net Assets       Turnover Rate     Rate (k)
 -------------     -----------    ------------      ------------      -----------    -------------     -------------     ----------
   $  (1.08)      $    7.29          10.46%          $1,024,652          1.05%*          (.16)%*           107%            $0.0559
      (1.09)           7.71          16.49              999,067          1.04             .30               80              0.0646
      (1.01)           7.72          37.87              945,309          1.08             .31               81                --
       0.00            6.63          (3.21)             760,679          1.05*            .21*              63                --
       (.78)           6.85          14.26              831,814          1.01             .27               66                --
       (.53)           6.68          14.70              794,733           .81             .79               58                --
       (.70)           6.29          33.91              748,226           .83            1.03               74                --
      (1.42)           5.22          (4.36)             620,374           .81            1.56               71                --
       (.04)           6.87          23.42              837,429           .75            1.79               81                --
       (.43)           5.60          17.10              760,619           .82            1.38               65                --
      (2.07)           5.15           4.90              695,812           .76            1.03              100                --
      (5.26)           6.87          12.60              652,009           .61            1.39               46                --



   $  (1.03)      $   35.78           5.46%          $  579,580          1.24%*          (.03)%*            19%            $0.0537
       (.82)          34.91          21.65              499,459          1.30             .15               46              0.0584
       (.52)          29.48          20.18              285,161          1.35             .56               61                --
       0.00           25.08           4.98              167,800          1.35*            .86*              24                --
      (2.32)          23.89          15.66              102,406          1.40 (f)         .32               87                --
      (1.37)          22.67          18.89               13,889          1.40 (f)         .20              124                --
      (1.87)          20.31          23.61                8,228          1.40 (f)        1.44              137                --
       (.06)          17.94          32.40                  713          1.40*(f)        1.99*             130                --



   $  (1.08)      $   19.51          15.70%          $  215,464          1.57%*          (.36)%*            47%            $0.0598
      (1.27)          17.98          21.52              172,870          1.65            (.27)              95              0.0651
       (.67)          16.09          49.95               72,366          1.75            (.28)             114                --
       0.00           11.41          (3.14)              35,146          1.96            (.67)              98                --
       (.01)          11.78           9.26               40,415          2.18            (.61)              68                --
       0.00           10.79           7.90                4,893          2.17*(f)         .91*               0                --



   $   (.42)      $   51.23            .99%          $  631,967          1.64%*          (.81)%*            28%            $0.0576
      (2.38)          51.15          16.05              594,861          1.74            (.87)              30              0.0612
      (3.17)          46.64          61.93              398,262          1.75            (.77)              55                --
       0.00           31.98          22.43              202,929          1.66*          (1.22)*             55                --
      (8.18)          26.12          21.63              173,732          1.73           (1.32)              64                --
      (2.27)          28.20          15.50              173,566          1.61            (.90)              73                --
      (3.61)          26.38          54.24              191,693          1.71            (.20)             134                --
      (1.54)          19.44          (3.08)             131,843          1.77            (.18)             147                --
       0.00           21.57           6.00              141,730          1.66             .02              139                --
       0.00           20.35           0.64              169,856          1.42(f)         (.16)             139                --
      (7.33)          20.22          19.16              167,608          1.31(f)         (.56)             248                --
       (.01)          23.11          12.03              147,733          1.13(f)         (.57)             141                --


   $  (4.11)      $   23.97            .88%          $  265,131          1.54%*          (.81)%*            75%            $0.0533
      (4.81)          27.92          42.42              229,798          1.79           (1.11)             168              0.0596
      (3.86)          24.16          30.73              146,663          1.83           (1.06)             160                --
       (.82)          22.65          (4.05)             155,470          1.67           (1.15)             110                --
       (.88)          24.43          31.58              228,874          1.65           (1.00)             102                --
       (.16)          19.34          (8.34)             252,140          1.62            (.89)             128                --
       (.06)          21.27          36.28              333,806          1.64            (.22)             118                --
      (2.02)          15.67         (30.81)             251,102          1.66             .16               90                --
       (.18)          24.84          42.68              263,099          1.73             .10               90                --
      (4.71)          17.60          (8.61)              90,713          1.28(f)         (.40)              58                --
      (3.07)          24.47          29.61              134,676          1.18(f)         (.56)              76                --


   $  (1.20)      $   18.69           9.30%          $  190,173          1.74% (l)        .31%              94%            $0.0363
      (1.05)          18.32          15.83              196,261          1.72             .31               78                --
      (1.62)          16.81            .59              165,584          1.73             .26              119                --
       (.56)          18.38          18.68              201,916          1.90            (.50)              97                --
       (.13)          16.01           7.86              161,048          1.88            (.14)              94                --
       (.07)          14.98           7.52              179,807          1.82             .07               72                --
       (.50)          14.00         (19.34)             214,442          1.73             .37               71                --
      (2.15)          17.99          16.98              265,999          1.45             .33               37                --
      (2.63)          17.24          27.65              166,003          1.41             .39               87                --
      (6.56)          16.09          (4.20)             132,319          1.41             .84               55                --



                                 Net
                                 Asset                      Realized and       Increase        Dividends    In Excess  Distributions
                                 Value          Net          Unrealized      (Decrease) In     From Net      Of Net       From Net
                              Beginning Of   Investment    Gain (Loss) On   Net Asset Value   Investment    Investment    Realized
  Fiscal Year or Period         Period      Income (Loss)    Investments    From Operations      Income       Income       Gains
  ---------------------         ------      -------------    -----------    ---------------      ------       ------       -----

Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......   $  12.13      $  .15(b)      $   2.55          $   2.70        $   (.15)    $   0.00     $  (1.42)
   Year ended 6/30/96 ......      10.18         .10(b)          1.85              1.95            0.00         0.00         0.00
   Year ended 6/30/95 ......       9.75         .06              .37               .43            0.00         0.00         0.00
   6/2/94+ to 6/30/94 ......      10.00         .01             (.26)             (.25)           0.00         0.00         0.00

New Europe Fund
   Class A
   Year ended 7/31/97 ......   $  15.84      $  .07(b)      $   4.20          $   4.27        $   (.15)    $   (.03)    $  (1.32)
   Year ended 7/31/96 ......      15.11         .18             1.02              1.20            0.00         0.00         (.47)
   Year ended 7/31/95 ......      12.66         .04             2.50              2.54            (.09)        0.00         0.00
   Period ended 7/31/94** ..      12.53         .09              .04               .13            0.00         0.00         0.00
   Year ended 2/28/94 ......       9.37         .02(b)          3.14              3.16            0.00         0.00         0.00
   Year ended 2/28/93 ......       9.81         .04             (.33)             (.29)           (.15)        0.00         0.00
   Year ended 2/29/92 ......       9.76         .02(b)           .05               .07            (.02)        0.00         0.00
   4/2/90+ to 2/28/91 ......      11.11(e)      .26             (.91)             (.65)           (.26)        0.00         (.44)

All-Asia Investment Fund
   Class A
   11/1/96 to 4/30/97+++ ...   $  11.04      $ (.13)(b)     $   (.50)         $   (.63)       $   0.00     $   0.00     $   (.34)
   Year ended 10/31/96 .....      10.45        (.21)(b)(c)       .88               .67            0.00         0.00         (.08)
   11/28/94+ to 10/31/95 ...      10.00        (.19)(c)          .64               .45            0.00         0.00         0.00

Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......   $  11.61      $ (.15)(b)     $   2.97          $   2.82        $   0.00     $   0.00     $  (1.56)
   Year ended 7/31/96 ......      10.38        (.14)(b)         1.90              1.76            0.00         0.00         (.53)
   Year ended 7/31/95 ......      11.08        (.09)            1.50              1.41            0.00         0.00        (2.11)(j)
   Period ended 7/31/94** ..      11.24        (.15)(b)         (.01)             (.16)           0.00         0.00         0.00
   Year ended 9/30/93 ......       9.33        (.15)            2.49              2.34            0.00         0.00         (.43)
   Year ended 9/30/92 ......      10.55        (.16)           (1.03)            (1.19)           0.00         0.00         (.03)
   Year ended 9/30/91 ......       8.26        (.06)            2.35              2.29            0.00         0.00         0.00
   Year ended 9/30/90 ......      15.54        (.05)(b)        (4.12)            (4.17)           0.00         0.00        (3.11)
   Year ended 9/30/89 ......      11.41        (.03)            4.25              4.22            0.00         0.00         (.09)
   Year ended 9/30/88 ......      15.07        (.05)           (1.83)            (1.88)           0.00         0.00        (1.78)
   Year ended 9/30/87 ......      15.47        (.07)            4.19              4.12            (.04)        0.00        (4.48)

Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ......   $  18.48      $  .47(b)(c)   $   3.56          $   4.03        $   (.39)    $   0.00     $  (2.33)
   Year ended 7/31/96 ......      17.98         .35(b)(c)       1.08              1.43            (.32)        0.00         (.61)
   Year ended 7/31/95 ......      16.26         .34(c)          1.64              1.98            (.22)        0.00         (.04)
   Period ended 7/31/94** ..      16.46         .07(c)          (.27)             (.20)           0.00         0.00         0.00
   Year ended 4/30/94 ......      16.97         .16(c)           .74               .90            (.24)        0.00        (1.17)
   Year ended 4/30/93 ......      17.06         .39(c)           .59               .98            (.42)        0.00         (.65)
   Year ended 4/30/92 ......      14.48         .27(c)          2.80              3.07            (.17)        0.00         (.32)
   9/4/90++ to 4/30/91 .....      12.51         .34(c)          1.66              2.00            (.03)        0.00         0.00

Balanced Shares
   Class A
   Year ended 7/31/97 ......   $  14.01      $  .31(b)      $   3.97          $   4.28        $   (.32)    $   0.00     $   (.18)
   Year ended 7/31/96 ......      15.08         .37              .45               .82            (.41)        0.00        (1.48)
   Year ended 7/31/95 ......      13.38         .46             1.62              2.08            (.36)        0.00         (.02)
   Period ended 7/31/94** ..      14.40         .29             (.74)             (.45)           (.28)        0.00         (.29)
   Year ended 9/30/93 ......      13.20         .34             1.29              1.63            (.43)        0.00         0.00
   Year ended 9/30/92 ......      12.64         .44              .57              1.01            (.45)        0.00         0.00
   Year ended 9/30/91 ......      10.41         .46             2.17              2.63            (.40)        0.00         0.00
   Year ended 9/30/90 ......      14.13         .45            (2.14)            (1.69)           (.40)        0.00        (1.63)
   Year ended 9/30/89 ......      12.53         .42             2.18              2.60            (.46)        0.00         (.54)
   Year ended 9/30/88 ......      16.33         .46            (1.07)             (.61)           (.44)        0.00        (2.75)
   Year ended 9/30/87 ......      14.64         .67             1.62              2.29            (.60)        0.00         0.00

Income Builder Fund (h)
   Class A
   11/1/96 to 4/30/97+++ ...   $  11.57      $  .24(b)      $    .69          $    .93        $   (.25)    $   0.00     $   (.61)
   Year ended 10/31/96 .....      10.70         .56(b)           .98              1.54            (.55)        0.00         (.12)
   Year ended 10/31/95 .....       9.69         .93(b)           .59              1.52            (.51)        0.00         0.00
   3/25/94++ to 10/31/94 ...      10.00         .96            (1.02)             (.06)       (.05) (g)        0.00         (.20)

Utility Income Fund
   Class A
   12/1/96 to 5/31/97+++ ...   $  10.59      $  .16(b)(c)   $    .07          $    .23        $   (.18)    $   0.00     $   (.13)
   Year ended 11/30/96 .....      10.22         .18(b)(c)        .65               .83            (.46)        0.00         0.00
   Year ended 11/30/95 .....       8.97         .27(c)          1.43              1.70            (.45)        0.00         0.00
   Year ended 11/30/94 .....       9.92         .42(c)          (.89)             (.47)           (.48)        0.00         0.00
   10/18/93+ to 11/30/93 ...      10.00         .02(c)          (.10)             (.08)           0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 50.


                                     Total          Net Assets                    Ratio Of Net
     Total          Net Asset      Investment        At End Of       Ratio Of      Investment
   Dividends         Value        Return Based        Period         Expenses     Income (Loss)                     Average
      And            End Of       on Net Asset        (000's        To Average     To Average        Portfolio     Commission
  Distributions      Period         Value (a)        omitted)       Net Assets     Net Assets      Turnover Rate    Rate (k)
  -------------      ------         ---------        --------       ----------     ----------      -------------    --------
   $  (1.57)      $  13.26          25.16%          $561,793          1.72%            1.27%             48%         $ 0.0132
       0.00          12.13          19.16            672,732          1.87              .95              28              --
       0.00          10.18           4.41             13,535          2.56              .66              36              --
       0.00           9.75          (2.50)             4,990          2.75*            1.03*              0              --


   $  (1.50)      $  18.61          28.78%          $ 78,578          2.05%(l)          .40%             89%         $ 0.0569
       (.47)         15.84           8.20             74,026          2.14             1.10              69              --
       (.09)         15.11          20.22             86,112          2.09              .37              74              --
       0.00          12.66           1.04             86,739          2.06*            1.85*             35              --
       0.00          12.53          33.73             90,372          2.30              .17              94              --
       (.15)          9.37          (2.82)            79,285          2.25              .47             125              --
       (.02)          9.81            .74            108,510          2.24              .16              34              --
       (.70)          9.76          (5.63)           188,016          1.52*            2.71*             48              --


   $   (.34)      $  10.07          (5.99)%         $  8,840          3.45%*          (2.29)%*           56%         $ 0.0269
       (.08)         11.04           6.43             12,284          3.37(f)         (1.75)             66            0.0280
       0.00          10.45           4.50              2,870          4.42(f)*       (1.87)*             90              --


   $  (1.56)      $  12.87          26.47%          $ 85,217          2.41%(l)        (1.25)%           129%         $ 0.0364
       (.53)         11.61          17.46             68,623          2.51            (1.22)            139              --
      (2.11)         10.38          16.62             60,057          2.54(f)         (1.17)            128              --
       0.00          11.08          (1.42)            61,372          2.42*           (1.26)*            78              --
       (.43)         11.24          25.83             65,713          2.53            (1.13)             97              --
       (.03)          9.33         (11.30)            58,491          2.34             (.85)            108              --
       0.00          10.55          27.72             84,370          2.29             (.55)            104              --
      (3.11)          8.26         (31.90)            68,316          1.73             (.46)             89              --
       (.09)         15.54          37.34            113,583          1.56             (.17)            106              --
      (1.78)         11.41          (8.11)            90,071          1.54(f)          (.50)             74              --
      (4.52)         15.07          34.11            113,305          1.41(f)          (.44)             98              --


   $  (2.72)      $  19.79          23.90%          $ 20,312          1.41%(f)(l)      2.59%            170%         $ 0.0395
       (.93)         18.48           8.05             18,329          1.40(f)          1.78             173              --
       (.26)         17.98          12.40             10,952          1.40(f)          2.07             172              --
       0.00          16.26          (1.22)             9,640          1.40*(f)         1.63*             21              --
      (1.41)         16.46           5.06              9,822          1.40(f)          1.67             139              --
      (1.07)         16.97           5.85              8,637          1.40(f)          2.29              98              --
       (.49)         17.06          20.96              6,843          1.40(f)          1.92             103              --
       (.03)         14.48          16.00                443          1.40*(f)         3.54*            137              --


   $  (2.12)      $  16.17          33.46%          $115,500          1.47%(m)         2.11%            207%         $ 0.0552
      (1.89)         14.01           5.23            102,567          1.38             2.41             227              --
       (.38)         15.08          15.99            122,033          1.32             3.12             179              --
       (.57)         13.38          (3.21)           157,637          1.27*            2.50*            116              --
       (.43)         14.40          12.52            172,484          1.35             2.50             188              --
       (.45)         13.20           8.14            143,883          1.40             3.26             204              --
       (.40)         12.64          25.52            154,230          1.44             3.75              70              --
      (2.03)         10.41         (13.12)           140,913          1.36             4.01             169              --
      (1.00)         14.13          22.27            159,290          1.42             3.29             132              --
      (3.19)         12.53          (1.10)           111,515          1.42             3.74             190              --
       (.60)         16.33          15.80            129,786          1.17             4.14             136              --


   $   (.86)      $  11.64           8.31%          $  1,943          2.30%*           4.22%*           169%         $ 0.0519
       (.67)         11.57          14.82              2,056          2.20             4.92             108            0.0600
       (.51)         10.70          16.22              1,398          2.38             5.44              92              --
       (.25)          9.69           (.54)               600          2.52*            6.11*            126              --


   $   (.31)      $  10.51           2.19%          $  3,571          1.50%(f)*        3.06%*            23%         $ 0.0411
       (.46)         10.59           8.47              3,294          1.50(f)          1.67              98            0.0536
       (.45)         10.22          19.58              2,748          1.50(f)          2.48             162              --
       (.48)          8.97          (4.86)             1,068          1.50(f)          4.13              30              --
       0.00           9.92           (.80)               229          1.50*(f)         2.35*             11              --

 -------------------------------------------------------------------------------------------------------------------------------



                                       Net                                 Net             Net
                                      Asset                           Realized and      Increase
                                      Value                            Unrealized     (Decrease) In   Dividends From   Distributions
                                  Beginning Of    Net Investment     Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period              Period        Income (Loss)       Investments   From Operations      Income      Realized Gains
  ---------------------              ------        -------------       -----------   ---------------      ------      --------------

Growth and Income Fund
   Class A
   11/1/96 to 4/30/97+++ ..        $   3.00            $ .03 (b)      $    .36         $    .39         $   (.03)       $   (.38)
   Year ended 10/31/96 ....            2.71              .05               .50              .55             (.05)           (.21)
   Year ended 10/31/95 ....            2.35              .02               .52              .54             (.06)           (.12)
   Year ended 10/31/94 ....            2.61              .06              (.08)            (.02)            (.06)           (.18)
   Year ended 10/31/93 ....            2.48              .06               .29              .35             (.06)           (.16)
   Year ended 10/31/92 ....            2.52              .06               .11              .17             (.06)           (.15)
   Year ended 10/31/91 ....            2.28              .07               .56              .63             (.09)           (.30)
   Year ended 10/31/90 ....            3.02              .09              (.30)            (.21)            (.10)           (.43)
   Year ended 10/31/89 ....            3.05              .10               .43              .53             (.08)           (.48)
   Year ended 10/31/88 ....            3.48              .10               .33              .43             (.08)           (.78)
   Year ended 10/31/87 ....            3.52              .11              (.03)             .08             (.12)           0.00

Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ....        $  10.00            $ .30(b)       $   2.88         $   3.18         $   (.38)(m)    $   0.00
------------------------------------------------------------------------------------------------------------------------------------


  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, giving effect to the expense offset arrangement described in (l) below, would have been as follows:


                                              1992            1993         1994            1995            1996           1997
                                              ----            ----         ----            ----            ----           ----
     All-Asia Investment Fund
         Class A                                 --              --           --           10.57%#         3.62%
     Growth Fund
         Class A                               1.94%           1.84%        1.46%             --             --
     Premier Growth
         Class A                               3.33%#            --           --              --             --
     Global Small Cap Fund
         Class A                                 --              --           --            2.61%            --
     Strategic Balanced Fund
         Class A                                 --            1.85%        1.70%1          1.81%          1.76%          2.06%
                                                                            1.94%#2
     Utility Income Fund
         Class A                                 --          145.63%#      13.72%           4.86%#         3.38%          3.41%

     --------------
     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1992, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are changed.
(l) The following funds benefitted from an expense offset arrangement with the transfer agent. Had such expense offsets not been in effect, the ratios of expenses to average net assets, absent the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

                                 1997
                                -------
     International Fund
        Class A                  1.73%
     Global Small Cap Fund
        Class A                  2.38%
     Strategic Balanced Fund
        Class A                  2.08%
     New Europe Fund
        Class A                  2.04%
     Balanced Shares
        Class A                  1.46%

(m) Distributions from net investment income include a tax return of capital of $0.08.


                    Total        Net Assets                                     Ratio Of Net
    Total         Net Asset      Investment        At End Of       Ratio Of      Investment
  Dividends         Value       Return Based        Period         Expenses     Income (Loss)                      Average
     And           End Of       on Net Asset        (000's        To Average     To Average        Portfolio     Commission
Distributions      Period         Value (a)        omitted)       Net Assets     Net Assets      Turnover Rate    Rate (k)
-------------      ------         ---------        --------       ----------     ----------      -------------    --------
  $   (.41)       $   2.98         13.29%         $628,306             .91%*       1.76%*              55%        $ 0.0585
      (.26)           3.00         21.51           553,151             .97         1.73                88           0.0625
      (.18)           2.71         24.21           458,158            1.05         1.88               142             --
      (.24)           2.35          (.67)          414,386            1.03         2.36                68             --
      (.22)           2.61         14.98           459,372            1.07         2.38                91             --
      (.21)           2.48          7.23           417,018            1.09         2.63               104             --
      (.39)           2.52         31.03           409,597            1.14         2.74                84             --
      (.53)           2.28         (8.55)          314,670            1.09         3.40                76             --
      (.56)           3.02         21.59           377,168            1.08         3.49                79             --
      (.86)           3.05         16.45           350,510            1.09         3.09                66             --
      (.12)           3.48          2.04           348,375             .86         2.77                60             --



  $   (.38)       $  12.80         32.24%         $ 37,638            1.77%(l)     2.73%*              20%        $  .0518


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), Alliance Growth and Income Fund, Inc. (1932) and Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund
(1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.







This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

(LOGO)                                 ALLIANCE WORLDWIDE
                                       PRIVATIZATION FUND, INC.
________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      October 31, 1997
________________________________________________________________

           This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Worldwide Privatization Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS



                                                             PAGE

DESCRIPTION OF THE FUND.....................................
MANAGEMENT OF THE FUND......................................
EXPENSES OF THE FUND........................................
PURCHASE OF SHARES..........................................
REDEMPTION AND REPURCHASE OF SHARES.........................
SHAREHOLDER SERVICES........................................
NET ASSET VALUE.............................................
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................
BROKERAGE AND PORTFOLIO TRANSACTIONS........................
GENERAL INFORMATION.........................................
REPORT OF INDEPENDENT AUDITORS AN
  FINANCIAL STATEMENTS......................................
APPENDIX A:  OPTIONS........................................  A-1
APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES
             CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES....  B-1
APPENDIX C:  BOND RATINGS...................................  C-1

_______________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

         Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund is a non-diversified, open-end management company whose investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Fund will invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Fund's total assets will be invested in such securities. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser") to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

How The Fund Pursues Its Objective

         Investment in Privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

         The Fund's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of equity securities of a government- or state-owned or controlled company or enterprise (a "state enterprise") that are traded in a recognized national or international securities market (an

"initial equity offering"). Secondly, the Fund may invest in the securities of a current or former state enterprise following its initial equity offering, including the purchase of securities in any secondary offerings. Finally, the Fund may make privately negotiated investments in a state enterprise that has not yet conducted an initial equity offering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooperatives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Fund will seek to emphasize investments in the equity securities of such enterprises.

         The Fund intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. The percentage of the Fund's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. Notwithstanding the foregoing, no more than 15% of the Fund's total assets will be invested in securities of issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan.

         Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. In contrast, nationalization is the process through which a government or state assumes control of a privately owned enterprise. Privatizations may take the form of individually negotiated transactions, including trade sales or management buy-outs, or an offering of equity securities. Governments and states with established economies, including, among others, France, Great Britain, Germany and Italy, and those with developing economies, including, among others, Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Fund will invest in the securities of enterprises, in any country, that in the Adviser's opinion present attractive investment opportunities, and the countries in which the Fund invests will change from time to time. It is the Adviser's current intention to invest approximately 70% of the Fund's total assets in securities of enterprises located in countries with established economies and the remainder of the Fund's assets in securities of enterprises located in countries with developing economies.

         The trend toward privatization of state enterprises is a global phenomenon that the Adviser expects will continue into the next century. In addition, the Adviser believes that a global portfolio of equity securities of state enterprises that are undergoing privatization offers investors the opportunity for significant capital appreciation relative to local and regional stock market indices.

         A major premise of the Fund's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         Individual regions and countries have different histories of involvement in the privatization process. For example, the countries that formerly constituted the Soviet Union and the Eastern Bloc are currently exploring privatization partly as a means of integrating into the international community, while certain Western European and Latin American countries have had privatization programs in place for more than ten years. The cumulative gross proceeds from major privatizations worldwide has dramatically increased in recent years.

         Privatization programs are established to address a range of economic, political or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European countries are currently engaged in privatization programs partly as a means of increasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important objective as Western European countries attempt to meet the directives of the European Commission regarding debt and achieve the target budget deficit levels established by the Maastricht Treaty. In developing market countries, including many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control inflation as these countries attempt to meet the directives of the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Europe, privatization is also being used as a means of achieving structural economic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

         The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private investments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities markets. Another approach is the formation of an investment fund owned by employees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to become minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

         Although the Fund anticipates that it generally will not concentrate its investments in any industry, it is permitted, under certain conditions, to invest more than 25% of its total assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Fund's Board of Directors would have to determine, based on factors in existence at the time of the determination, such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities. The Adviser anticipates that such circumstances could include periods during which returns on or market liquidity of investments in national commercial banks substantially exceed those available on investments in other industries. The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until final resolution of the issue. There can be no assurance that the issue will be resolved so as to permit the Fund to change between concentration and non-concentration in the manner described above in this paragraph. To the extent that the Fund invests more than 25% of its total assets in the national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry and the Fund's investments may be subject to greater risk and market fluctuation than those of a fund that has in its portfolio securities representing a broader range of investment alternatives. The national commercial banking industry is subject to, among other things, increases in interest rates and deterioration in general economic conditions.

         Except as otherwise noted, the Fund's investment
policies described below are not designated "fundamental
policies" within the meaning of the Investment Company Act of
1940 (the "1940 Act") and, therefore, may be changed by the
Directors of the Fund without a shareholder vote.   However, the
Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Warrants. The Fund may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Debt Securities and Convertible Debt Securities. The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         The Fund may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard and Poor's Ratings Services ("S&P"), or, if not rated, determined by the Adviser to be of equivalent quality. The Fund will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Certain Risk Considerations--Securities Ratings."

         Defensive Position. For temporary defensive purposes, the Fund may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose, the Fund will limit its investments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Fund anticipates its subsequent investments will be denominated.

         Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Additional Investment Policies and Practices

         Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. For additional information on the use, risk and costs of options, see Appendix A.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         The successful use of such instrument draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place liquid assets in a segregate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may use other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlation between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. For additional information on the use, risks and costs of forward foreign currency exchange contracts, see Appendix B.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Fund will at all times maintain a segregated account with its Custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated accounting by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in
excess of, the resale price.   In the event a vendor defaulted on
its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Illiquid Securities. The Fund will not maintain more than 15% of the Fund's net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placement or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., many individually negotiated currency swaps and any assets used to cover currency swaps, most privately negotiated investments in state enterprises that have not yet conducted initial equity offerings, when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and all assets used to cover over-the-counter options, and (c) repurchase agreements not terminable within seven days.

         The Fund may not be able to readily sell illiquid securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when the Adviser believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "1933 Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"). The Adviser will monitor the illiquidity of such securities under the supervision of the Board of Directors.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize a gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Investment Restrictions." Certain special federal income tax considerations may apply to short sales which are entered into by the Fund. See "Dividends, Distributions and Taxes-United States Federal Income Taxation of the Fund-Tax Straddles."

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast price movements or currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that liquid assets equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Repurchase Agreements" above. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains. The Portfolio turnover rate for the fiscal years ended June 30, 1996 and June 30, 1997 were 28% and 48%, respectively.

Certain Risk Considerations

         Investment in the Fund involves the special risk considerations described below.

         Investment in Privatized Enterprises. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         Most state enterprises or former state enterprises go through an internal reorganization of management prior to making an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         Currency Considerations. Because substantially all of the Fund's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         Risk of Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws. The Fund intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Fund's assets that may be invested in countries within any one region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Investments in Lower-Rated Debt Securities. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.
Debt securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by S&P) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         Securities Ratings. The ratings of debt securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix C for a description of Moody's and S&P's bond and commercial paper ratings.

         Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Board's determination;

        (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

        (iv) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

        (vi) invest in companies for the purpose of exercising control;

       (vii) issue any senior security within the meaning of the 1940 Act except that the Fund may write put and call options;

      (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

        (ix) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;
              (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
              (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         In addition to the restrictions set forth above, in connections with the qualifications of its shares for sale in certain states, the Fund may not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase.

_____________________________________________________________

                     MANAGEMENT OF THE FUND
_____________________________________________________________

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,* 52, Chairman and President of the Fund, is the President, Chief Operating Officer, the Chief Financial
Officer and a Director of Alliance Capital Management
Corporation, ("ACMC"), with which he has been associated since prior to 1992.

         RUTH BLOCK, 66, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4653, Stamford, Connecticut 06903.


____________________

*   An "interested person" of the Fund as defined in the 1940
    Act.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1991 through 1994. He is currently an Independent Consultant.
His address is P. O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 55, has been the President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, Tarrytown, New York, 10591.

         WILLIAM H. FOULK, JR., 65, is an Investment Adviser and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1992. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a partner of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is President, Chief Executive Officer and Director of Wenonah Development Company (investment holding company) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York, 10005.

         DONALD J. ROBINSON, 62, was formerly a senior partner of the law firm of Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, 19th
Floor, New York, New York, 10103.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         MARK H. BREEDON, Senior Vice President, 44, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1992.

         KATHLEEN A. CORBET, Senior Vice President, 37, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital
Management Corporation's Fixed Income Management Department,

Private Placement Secondary Trading and Fund Management since prior to 1992.

         THOMAS J. BARDONG, Vice President, 52, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1992.

         A. RAMA KRISHNA, Vice President, 33, is a Senior Vice President of ACMC, with which he has been associated since 1993. Previously, he was Chief Investment Strategist and Director - Equity Research at First Boston Corporation since prior to
1992.

         DANIEL V. PANKER, Vice President, 58, is a Senior Vice
President of ACMC with which he has been associated since prior to 1992.

         FRANCIS REEVES, Vice President, 24, is an Assistant Vice
President with ACL with which he has been associated since
1995.

         JEAN VAN DE WALLE, Vice President, 38, has been Vice
President of ACMC since prior to 1992.

         EDMUND P. BERGAN, Jr., Secretary, 47, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1992.

         ANDREW L. GANGOLF, Assistant Secretary, 43, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1992.

         DOMENICK PUGLIESE, Assistant Secretary, 36, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since prior to 1992.

         EMILIE D. WRAPP, Assistant Secretary, 41, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1992.

         MARK GERSTEN, Treasurer and Chief Financial Officer, 47, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") with which he has been associated since prior to 1992.

         VINCENT S. NOTO, Controller, 33, is a Vice President of
AFS with which he has been associated since prior to 1992.

         PHYLLIS CLARKE, Assistant Controller, 37, is an
Accounting Manager of Mutual Funds for AFS since prior to 1992.

         JOSEPH J. MANTINEO, Assistant Controller, 38, has been a
Vice President of AFS since prior to 1992.

         JUAN J. RODRIGUEZ, Assistant Controller, 40, is an
Assistant Vice President of AFS with which he has been associated since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its current fiscal year, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              Total Number   Total Number
                                              of Funds in    of Investment
                                              the Alliance   Portfolios Within
                               Total          Fund Complex,  the Funds,
                               Compensation   Including the  Including the
                               From the       Fund, as to    Fund, as to
                               Alliance Fund  which the      which the
Name of          Aggregate     Complex,       Director is a  Director is a
Director         Compensation  Including the  Director or    Director or
of the Fund      From the Fund Fund           Trustee        Trustee
___________      ____________  ______________ _____________  _______________

John D. Carifa            $0             $0          52             114
Ruth Block            $4,458       $157,500          38              76
David H. Dievler      $4,440       $182,000          45              79
John H. Dobkin        $4,609       $121,250          31              52
William H. Foulk, Jr. $4,648       $144,250          34              70
Dr. James M. Hester$   4,452       $148,500          39              73
Clifford L. Michel    $4,452       $146,068          39              88
Donald J. Robinson    $3,932       $137,250          42             102

         As of October 3, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of June 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the Adviser received from the Fund advisory fees of $779,327, $5,562,841, and $6,703,589, respectively.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of

$146,597 in respect of such services during the fiscal year of the Fund ended June 30, 1997.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

Expenses of the Fund

         In addition to the payments to Alliance under the Advisory Agreement described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities,
(x) upon the approval of the Board of Directors, costs of personnel of Adviser or its affiliate rendering clerical, accounting and other office services, and (xi) such promotional expenses as may be contemplated by the Distribution Services Agreement, described below.

         The Advisory Agreement became effective on April 22, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on April 19, 1994, and by the Fund's initial shareholder on April 19, 1994.

         The Advisory Agreement will remain in effect until January 31, 1998 and thereafter for successive twelve-month periods (computed from each February 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for the period ending January 31, 1998 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on January 14, 1997.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi- Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All- Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on April 19, 1994, and by the Fund's initial shareholder on April 19, 1994.

         The Agreement became effective on April 22, 1994 with respect to Class A and Class B shares and was amended on February 1, 1995 with respect to Class C shares and again on July 16, 1996 with respect to Advisor Class shares. The Agreement will continue in effect for successive twelve-month periods

(computed from each February 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was most recently approved for the period ending January 31, 1998 by the Directors of the Fund, including all of the disinterested Directors, at a meeting held on January 14, 1997.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended June 30, 1997, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $1,715,290 which constituted approximately .30% of the Fund's average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above, aggregating $183,122. Of the $1,898,412 paid by the Fund and the Adviser under the Plan, with respect to the Class A shares, $98,214 was spent on advertising, $9,044 on the printing and mailing of prospectuses for persons other than current shareholders, $1,436,494 for compensation to broker-dealers and other financial intermediaries (including, $175,472 to the Fund's Principal Underwriter), $144,921 for compensation to sales personnel and, $209,739 were spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended June 30, 1997, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $929,555 which constituted approximately 1.00% of the Fund's average daily net assets attributable to the Class B shares during the period, and the Adviser made payments from its own resources as described above, aggregating $1,035,365. Of the $1,964,920 paid by the Fund and the Adviser under the Plan, with respect to the Class B shares, $119,581 was spent on advertising, $10,155 on the printing and mailing of prospectuses for persons other than current shareholders, $1,429,181 for compensation to broker-dealers and other financial intermediaries (including,

$212,808 to the Fund's Principal Underwriter), $51,552 for compensation to sales personnel and, $233,396 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $121,055 on interest on Class B shares financing.

         During the Fund's fiscal year ended June 30, 1997, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $55,079 which constituted approximately 1.00% of the Fund's average daily net assets attributable to the Class C shares during the period, and the Adviser made payments from its own resources as described above, aggregating $188,875. Of the $243,954 paid by the Fund and the Adviser under the Plan, with respect to the Class C shares, $23,616 was spent on advertising, $2,220 on the printing and mailing of prospectuses for persons other than current shareholders, $152,883 for compensation to broker-dealers and other financial intermediaries (including, $38,387 to the Fund's Principal Underwriter), $13,119 for compensation to sales personnel, $46,428 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $5,688 was spent on interest on Class C shares financing.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended June 30, 1997, the Fund paid Alliance Fund Services, Inc. $547,234 pursuant to the Transfer Agency Agreement.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal

Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc.. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding.

A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than
____________________

** Advisor Class shares are sold only to investors described above in this section "--General."

Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $816,186, $295,136 and $616,403, respectively. Of that amount, the Principal Underwriter received the amount of $36,182, $6,949 and $7,978, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1997, 1996 and 1995, the Principal Underwriter received contingent deferred sales charges of $0, $0, and $0, respectively, on Class A shares, $309,365, $458,792, and $169,153, respectively, on Class B shares, and $1,116, $0, and $0, respectively on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                      Commission   Discount Or
                                      Charge       Sales Charge
                                      As % of      To Dealers
                        As % of       the Public   Or Agents
Amount of               Net Amount    Offering     As % of
Purchase                Invested      Price        Offering Price
_________               __________    __________   ______________


Less than $100,000         4.44%         4.25%          4.00%
$100,000 but less
than $250,000              3.36          3.25           3.00
$250,000 but less
than $500,000              2.30          2.25           2.00
$500,000 but less
than $1,000,000*           1.78          1.75           1.50

________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on October 1, 1997.

              Net Asset Value per Class A share
                   at October 1, 1997                   $13.19

              Class A Per Share Sales Charge -
                   4.25% of offering price
              (4.44% of net asset value per share)       $0.62
                                                         _____
              Class A Per Share Offering Price to
              the Public                                $14.61
                                                        ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.

Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year               Contingent Deferred Sales Charge as a %
Since Purchase        of Dollar Amount Subject to Charge

First                             4.00%
Second                            3.00%
Third                             2.00%
Fourth                            1.00%
Fifth and thereafter              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed, that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or, to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption


         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the 1934 Act.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificate has been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally

5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchange of Class

A shares of the Fund for Advisor Class shares of the Fund, exchange of shares as describe above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by such plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         Shares of the Fund will be priced at the net asset value per share next determined after receipt of a purchase or redemption order. The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) following receipt of a purchase order or tender of a redemption order on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares and on such other days as the Directors of the Fund deems necessary in order to comply with Rule 22c-1 under the 1940 Act. The net asset value per share is calculated by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares then outstanding.

         For purposes of this computation, readily marketable portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors of the Fund shall determine in good faith to reflect its fair market value. Readily marketable securities, including options, not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List ("List") are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Stock index futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

         Readily marketable securities including options, traded only in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors of the Fund deem appropriate to reflect their fair market value. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost which approximates market value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Directors of the Fund in good faith deem appropriate to reflect their fair market value.

         The assets belonging to the Class A shares and the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends for each taxable year to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency;
(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies); and (iii) with respect to its taxable year ending June 30, 1998, derive less than 30% of its gross income from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, certain options, futures or forward contracts and foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). These requirements, among other things, may limit the Fund's ability to write and purchase options, futures and forward foreign currency contracts.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Except as noted below, distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Gains derived from assets sold before May 7, 1997, and held for more than 18 months will be treated as mid-term gains. Gains derived from assets sold after May 6, 1997, and before July 29, 1997, and held for more than one year will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. In the case of an individual shareholder, the applicable tax rate imposed on long-term capital gains differs depending on whether the shares were held at the time of the sale or redemption for more than 18 months, or for more than one year but not more than 18 months. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to
(i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain individual United States shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and
(ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Pursuant to the Taxpayer Relief Act of 1997, the Fund could elect for taxable years beginning after 1997 to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, on the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or any other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the

Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         The Fund may be subject to other state and local taxes.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

         During the fiscal years ended June 30, 1997, 1996 and 1995, the Fund incurred brokerage commissions amounting in the aggregate to $1,512,610, $1,479,941 and $279,442, respectively.
During the fiscal years ended June 30, 1997, 1996 and 1995, brokerage commissions amounting in the aggregate to $0, $0 and $0 respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended June 30, 1997, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended June 30, 1997, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended June 30, 1997, transactions in portfolio securities of the Fund aggregating $795,749,836 with associated brokerage commissions of approximately $1,512,610 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund's capital stock of the Fund currently consists of 60,000,000 shares of Class A Common Stock, 60,000,000 shares of Class B Common Stock, 60,000,000 shares of Class C and 60,000,000 shares of Advisor Class Common Stock, each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         At October 3, 1997, there were 53,935,991 shares of common stock of the Fund outstanding including 41,334,559 Class A shares, 11,015,265 Class B shares, 1,570,891 Class C shares and 65,284 Advisor Class shares of Common Stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 3, 1997:

Name and Address          Class      No. of        % of
                                     Shares        Class

Merrill Lynch             A          5,779,545     14.00%
4800 Deer Lake Dr.        B          5,103,371     46.41%
East                      C            442,906     27.26%
Jacksonville, FL          ADVISOR       11,191     17.47%

James W.C. Swartz         ADVISOR        8,408     13.13%
21 Cadogan Pl.
London SW1
England

Richard G. Wollack        ADVISOR        3,894      6.08%
3464 Clay St.
San Francisco, CA

Robert L. Errico          ADVISOR        8,395     13.11%
960 Park Ave., #1A
New York, NY

Alliance Plans Div. IRA   ADVISOR        3,683      5.75%
Barbara Nichols
363 Hillman Ave.
Staten Is., NY

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore Maryland, for matters relating to Maryland law.

Independent Accountants

         Price Waterhouse LLP, New York, New York, has been appointed as independent accountants for the Fund and has registered as a Registered Limited Liability Partnership under the laws of the State of Delaware. All references to Price Waterhouse in the Prospectus and Statement of Additional Information are to Price Waterhouse LLP.

Performance Information

         From time to time, the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five and ten year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's average annual total return for Class A shares for the one-year period ended June 30, 1997 was 19.38% and for the period June 2, 1994 (commencement of operations) through June 30, 1997 was 12.93%.

         The Fund's average annual total return for Class B shares for the one-year period ended June 30, 1997 was 20.34% and for the period June 2, 1994 (commencement of operations) through June 30, 1997 was 13.50%.

         The Fund's average annual total return for Class C shares for the one-year period ended June 30, 1997 was 23.33% and for the period February 8, 1995 (commencement of distribution) through June 30, 1997 was 20.46%.

         The Fund's average annual total return for Advisor Class shares for the period October 2, 1996 (commencement of distribution) through June 30, 1997 was 25.24%.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

___________________________________________________________

         REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
                           STATEMENTS
___________________________________________________________

ALLIANCE WORLDWIDE PRIVATIZATION FUND

ANNUAL REPORT
JUNE 30, 1997

ALLIANCE CAPITAL


PORTFOLIO OF INVESTMENTS
JUNE 30, 1997                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMMON STOCKS-91.6%
ARGENTINA-1.0%
Central Costanera, S.A. Cl. B                   383,815     $  1,324,367
Dragodos y Construcciones
  Argentina Cl. B                               148,699          654,377
Metrogas, S.A. (ADR)                            181,346        1,813,460
Nortel Inversora S.A. (ADR)                      75,000        2,034,375
Telecom Argentina Stet
  France, S.A. (ADR)                             27,900        1,464,750
                                                             ------------
                                                               7,291,329

AUSTRALIA-3.5%
Commonwealth Serum Lab., Ltd.                 2,284,636       14,007,117
Qantas Airways, Ltd.                          2,072,616        4,851,279
Tab Corp Holdings, Ltd.                       1,000,000        5,436,360
                                                             ------------
                                                              24,294,756

AUSTRIA-3.2%
Austria Mikro Systeme
  International AG (a)                           68,374        5,795,107
Boehler-Uddeholm AG (a)                          40,000        3,100,114
Flughafen Wien AG (a)                           100,000        4,221,501
VA Technologies AG                               30,000        5,486,932
Voest-Alpine Stahl AG                            80,000        3,621,690
                                                             ------------
                                                              22,225,344

BELGIUM-0.5%
Credit Communal Holding Dexia (b)                30,000        3,222,455

BERMUDA-0.3%
Central European Media
  Enterprises, Ltd. Cl. A                        75,000        1,950,000

BOTSWANA-0.5%
Sechaba Investment Trust, Ltd.                3,000,000        3,570,000

BRAZIL-4.4%
Companhia Energetica de Minas
  Gerais (ADR)                                   52,000     $  2,678,000
Companhia Paulista de
  Forca e Luz                                36,591,000        6,152,033
Light Particpacoes, S.A.                      7,550,000        3,008,639
Multicanal Particpacoes (ADR)                   114,900        1,565,513
Petroleo Brasileros, S.A. (ADR)                  50,000        1,450,000
Ttelecomunicacoes Brasileiras, S.A.          17,500,000        2,373,322
  (ADR)                                          80,000       12,140,000
Unibanco (GDR)                                   39,500        1,466,438
                                                             ------------
                                                              30,833,945

CANADA-2.2%
Alberta Energy Co., Ltd.                        200,000        5,032,767
Canadian National Railway Co.                   120,000        5,250,000
Petro-Canada                                    300,000        4,866,215
                                                             ------------
                                                              15,148,982

CHILE-0.3%
Enersis, S.A. (ADR)                              50,000        1,778,125

COLOMBIA-0.1%
Banco de Colombia (GDR) (c)                     125,000          750,000

CZECH REPUBLIC-1.1%
Ceske Energeticke Zavody (GDS) (b) (c)           44,000        1,226,500
Ceske Radiokomunikace, A.S. (b)                  20,000        2,519,428
Komercni Banka A.S. (GDR)                        67,500        1,400,625
Podnik Vypocetni Techniky                        13,000        1,148,544
Tabak A.S.                                        4,525        1,060,503
                                                             ------------
                                                               7,355,600

DENMARK-0.5%
Copenhagen Airport (a)                           32,500        3,447,974


7


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
EGYPT-1.9%
Commercial International Bank
  Ordinary                                       66,660     $  1,394,491
  (GDR)                                         129,000        2,689,650
Egypt America (b)                                18,946          746,970
Financial and Industrial                         16,600          991,482
Housing Development Bank                         38,000          983,891
Madinet Nasar City                               52,000        3,656,639
Paints and Chemicals Industry                    27,800          952,909
Torrah Portland Cement                           69,500        1,758,588
                                                             ------------
                                                              13,174,620

FINLAND-1.8%
Outokumpu OY Cl. A                              350,000        6,949,641
OY Tamro AB (a)                                 330,000        2,290,201
Rauma OY (a)                                    138,700        3,181,856
                                                             ------------
                                                              12,421,698

FRANCE-7.5%
Assurance Generales de France (a)                93,750        2,995,942
  Certs                                           4,317          137,957
Compagnie des Machines
  Bull, S.A (a)                                 181,820        1,847,066
Le Carbone Lorraine (a)                           9,000        2,190,005
Pechiney, S.A. Cl. A                             70,000        2,757,500
Renault, S.A. (a)                               120,000        3,036,398
Sanofi, S.A.                                     42,873        4,202,162
Seita                                            72,930        2,308,264
SGS-Thomson
  Microelectronics N.V.                          65,000        5,132,132
Societe Generale                                 45,000        5,023,227
  Temp Certs                                      1,201          134,064
Societe National Elf Aquitaine                   80,000        8,630,694
Union des Assurances Federales                   24,000        2,821,992
Usinor Sacilor (a)                              600,000       10,822,400
                                                             ------------
                                                              52,039,803

GERMANY-5.3%
BHW Holding A.G.                                125,350     $  2,120,434
Deutsche Lufthansa A.G. (a)                     500,000        9,590,573
Deutsche Telekom A.G. (a)                       680,690       16,393,704
Viag A.G. (a)                                    14,000        6,366,191
  New                                             4,785        2,169,013
                                                             ------------
                                                              36,639,915

GHANA-0.8%
Ashanti Goldfields Co.,
  Ltd. (GDR)                                    300,000        3,506,250
Social Security Bank, Ltd.                    3,268,469        2,091,201
                                                             ------------
                                                               5,597,451

GREECE-0.2%
Hellenic Sugar                                  250,000        1,565,299

HONG KONG-0.3%
Beijing Datang Power Co.                        445,500          205,576
The Guangshen Railway
  Co., Ltd. (ADR) (b)                            76,000        1,662,500
                                                             ------------
                                                               1,868,076

HUNGARY-2.0%
Gedeon Richter (GDR)                             28,800        2,635,200
Magyar Olaj-es Gazipare
  Reszvenytar                                   150,000        3,324,166
OTP Bank (GDR)                                  130,000        3,445,000
Tiszai Vegyi Kombinat, (GDR) (b)                258,000        4,418,250
                                                             ------------
                                                              13,822,616

INDIA-0.7%
Industrial Credit & Investment
  Corporation of India, Ltd.
  (GDR) (b)(c)                                  121,000        1,739,375
State Bank Of India (GDR) (b)(c)                 95,000        2,517,500


8


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Videsh Sanchar Nigam,
  Ltd. (GDR) (c)                                 45,700     $    948,275
                                                             ------------
                                                               5,205,150

INDONESIA-2.1%
PT Indosat                                    3,137,000        9,383,912
PT Tambang Timah (GDR)                           46,000          701,500
PT Telekomunikasi Indonesia
  (ADR)                                          99,000        3,217,500
  Cl. B                                         913,000        1,492,259
                                                             ------------
                                                              14,795,171

IRELAND-0.4%
Greencore Group Plc. (a)                        608,536        2,998,539
ISRAEL-0.7%
Bank Hapoalim, Ltd.                           1,073,300        2,234,623
Tadiran, Ltd. (ADR)                              92,500        2,647,813
                                                             ------------
                                                               4,882,436

ITALY-2.8%
Eni S.p.A.                                    1,000,000        5,659,886
Instituto Mobilaire Italiano
  S.p.A. (a)                                    500,000        4,498,507
Instituto Nazionale delle
  Azzicurazioni (a)                           2,000,000        3,046,048
Telecom Italia Di Risp. S.p.A.                1,400,000        2,770,257
Telecom Italia Mobile S.p.A.                  2,000,000        3,575,284
                                                             ------------
                                                              19,549,982

JAPAN-5.2%
Daiwa Securities Co., Ltd.                      890,000        7,019,981
DDI Corp.                                         1,255        9,263,851
East Japan Railway Co.                              387        1,985,481
Japan Tobacco, Inc.                                 851        6,719,789
Nippon Telegraph &
  Telephone Corp.                                   418        4,011,866
Nomura Securities Co., Ltd.                     545,000        7,513,306
                                                             ------------
                                                              36,514,274

JORDAN-0.3%
Arab Potash Co.                                 217,433     $  2,039,393

KENYA-0.1%
Kenya Airways                                 4,650,000          699,633

MALAYSIA-0.5%
Malakoff Berhad                                 278,000        1,211,569
Telekom Malaysia                                417,000        1,949,525
                                                             ------------
                                                               3,161,094

MEXICO-2.3%
Alfa, S.A.                                      561,200        3,827,969
Grupo Financiero Banamex Cl. B                1,378,500        3,539,064
Grupo Financiero Bancrecer, S.A.
  de C.V. Cl. B (b)                           3,953,843          383,144
Grupo Financiero Banorte, S.A.
  de C.V. Cl. B (b)                           3,499,677        3,637,973
Grupo Financiero Probursa, S.A.
  de C.V. Cl. B (b)                             929,280          235,068
Grupo Minsa, S.A. de C.V.
  Cl. C                                       1,837,000        2,381,211
Grupo Profesional Planeacion
  Y Proyectos, S.A. Cl. B (d)                   129,000          600,680
Telefonos de Mexico, S.A.
  Cl.L (ADR) (b)                                 31,000        1,480,250
                                                             ------------
                                                              16,085,359

NETHERLANDS-4.9%
Akzo Nobel N.V.                                 100,000       13,703,064
European Vinyls Corp.
  International N.V.                            104,000        2,633,026
ING Groep N.V.                                  152,272        7,019,950
KLM Royal Dutch Air
  Lines N.V. (a)                                210,714        6,494,028
Koninklijke PTT Nederland N.V.                  100,000        3,922,438
                                                             ------------
                                                              33,772,506


9


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
NEW ZEALAND-0.5%
Tranz Rail Holdings, Ltd. (b)                   614,200     $  3,504,441

NORWAY-0.8%
Christiana Bank OG Kreditkasse (a)              800,000        2,731,907
Den Norske Bank (a)                             700,000        2,744,201
                                                             ------------
                                                               5,476,108

PAKISTAN-0.7%
Hub Power Co., Ltd. (GDR) (b)                   100,000        2,512,500
Pakistan Telecom
  Ordinary (b)                                  552,100          417,098
  (GDR) (b)                                      28,813        2,175,382
                                                             ------------
                                                               5,104,980

PERU-1.9%
Cementos Lima, S.A.                              10,444          210,258
Cementos Norte Pacasmayo, S.A.
  Cl. C                                       1,467,597        2,268,482
  Cl. T.                                        775,483        1,204,520
CPT Telefonica del Peru, S.A.
  Cl. B                                       1,161,065        3,050,942
Explosivos, S.A. Cl. C (b)(d)                 1,005,528        1,099,352
Fereyos, S.A.                                   727,500          836,522
Ontario Quinta A.V.V.(d)                      2,000,000        2,000,000
Telefonica del Peru, S.A. (ADR)                  95,400        2,498,288
                                                             ------------
                                                              13,168,364

PHILLIPINES-1.5%
First Philippine Holdings
Corp. Series B                                2,316,394        3,205,504
International Container Terminal
  Services, Inc. (b)                          4,672,875        2,391,713
Manila Electric Co. Series B                    939,305        4,629,574
                                                             ------------
                                                              10,226,791

POLAND-1.5%
Bank Handlowy W Warszawie                       290,200     $  3,346,594
  (GDR) (c)                                      98,200        1,217,680
Bank Przemyslowo Handlowy                        20,000          982,808
Elektrim, S.A.                                  262,000        2,279,993
Wielkopolski Bank Kredytowy, S.A.               400,000        2,288,148
                                                             ------------
                                                              10,115,223

PORTUGAL-2.2%
Electricidade de Portugal, S.A.                 667,500       12,126,097
Portucel Industrial-Empresa
  Productora de Celulose, S.A.                  218,100        1,616,653
TVI Televisao Independiente (b)(d)              676,000        1,766,262
                                                             ------------
                                                              15,509,012

ROMANIA-0.1%
Societatea, S.A. (d)                             30,454          477,199
RUSSIA-1.4%
Gazprom (ADR) (b)(c)                            181,500        3,121,800
Nearmedic Austrian Certs (b)(d)                  30,452        4,541,550
Sun Brewing (GDR) (b)(c)                        264,000        1,848,000
                                                             ------------
                                                               9,511,350

SLOVAK REPUBLIC-0.0%
Nafta Gbely, S.A.                                   814           26,621

SOUTH AFRICA-0.2%
South African Iron & Steel                    2,520,750        1,666,795

SOUTH KOREA-2.6%
Korea Electric Power Corp.                       85,390        2,548,238
  (ADR)                                         138,600        2,590,088


10


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Korean Air Lines                                 28,730     $    583,530
Pohang Iron & Steel Co.                           7,280          756,038
Sk Telecom, Ltd.                                 11,622        8,672,656
  (ADR)                                         315,680        3,176,530
                                                             ------------
                                                              18,327,080

SPAIN-2.6%
Empresa Nacional de Celulosas, S.A.             349,014        6,157,246
Endesa (a)                                       70,000        5,875,408
Repsol, S.A (a)                                 150,000        6,340,881
                                                             ------------
                                                              18,373,535

SWEDEN-1.7%
Assi Doman                                      182,000        5,184,607
Castellum AB                                    295,500        2,219,255
Sparbanken Sverige AB, Cl. A (a)                200,000        4,454,307
                                                             ------------
                                                              11,858,169

SWITZERLAND-1.3%
Sairgroup Namen                                   8,000        8,961,315

THAILAND-0.5%
Electricity Generating Public
  of Thailand                                   594,000        1,456,051
The Industrial Finance Corp.
  of Thailand                                 1,632,800        2,080,000
                                                             ------------
                                                               3,536,051

TRINIDAD & TOBAGO-0.4%
B.W.I.A. International
  Airways (b)(d)                              2,727,272        2,999,999

TURKEY-1.5%
Efes Sinai Yatrim
  Ordinary (b)(d)                            13,438,261          468,823
  Receipts (b)(d)                            17,314,682          604,060
Eregli Demir Ve Celik
  Fabrikalari T.A.S.                         10,116,750        1,685,841
Petrokimya Holding A.S.                       1,907,000          654,819
Tupras Turkiye Petrol
  Rafinerileri A.S. (b)                       5,595,000        3,164,316
Turk Hava Yollari A.O. (b)                    6,847,275     $  1,959,328
Usas Ucak Servisi A.S.                          857,250        2,020,114
                                                             ------------
                                                              10,557,301

UNITED KINGDOM-9.7%
Anglian Water Plc.                              800,000        8,676,416
Birkby Plc.                                     930,000        2,430,629
British Energy Plc.
  Partially Paid                              4,000,000        9,755,142
National Grid Holdings Plc.                   3,000,000       10,962,049
National Power Plc. (a)                         660,000        5,735,225
Northern Ireland
  Electricity Plc. (a)                          700,000        4,835,954
Powergen Plc.                                   793,961        9,436,987
RJB Mining (a)                                  300,000        1,797,876
Scottish Hydro Electric                         600,000        4,145,103
Stagecoach Holdings Plc                         353,404        3,724,013
Wessex Water Plc.                               917,691        6,217,659
                                                             ------------
                                                              67,717,053

UNITED STATES-2.4%
Near East International (b)(d)                       10        1,000,000
Pharmacia & Upjohn, Inc. (a)                    300,000       10,425,000
United Telecom Holding, Ltd. (d)                 17,862        5,358,600
                                                             ------------
                                                              16,783,600

VENEZUELA-0.7%
Banco Mercantil (ADR)                            15,000          625,590
Compania Anonima Nacional
  Telefonos de Venezuela (ADR) (b)               99,700        4,299,563
                                                             ------------
                                                               4,925,153

Total Common Stocks
(cost $541,432,495)                                          637,527,665


11


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PREFERRED STOCKS-6.5%
BRAZIL-6.0%
Bardella Industrias Mecanicas,
  S.A.                                           20,786     $  3,050,660
Celesc Centrais Electricas
  de Santa Catarina, S.A.
  (GDR) (c)                                      13,000        1,807,000
  Cl. B                                       4,182,133        6,215,608
Companhia Riograndense de Telcom
  Cl. A                                       6,024,000        9,120,914
  Receipts 5/97                                 191,091          245,664
Companhia Vale Do Rio Doce
  PNB (e)                                        12,000               -0-
Companhia Paulista de
Forca e Luz                                   9,309,598        1,547,059
Iven, S.A.                                    8,614,000        5,881,092
Metalurgica Gerdau, S.A.                     86,897,892        4,197,381
Siderurgica Riograndense, S.A.              194,587,490        7,410,791
Telecomunicacoes Brasileiras,
  S.A.                                        8,250,000        1,251,428
Trikem, S.A.                                357,264,933          995,583
                                                             ------------
                                                              41,723,180

                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
RUSSIA-0.5%
RNGS Holdings, Ltd. 8%,
  redeemable pfd. (b)(d)                        990,700     $  3,777,823
Total Preferred Stocks
(cost $24,252,691)                                            45,501,003

TIME DEPOSITS-0.4%
Royal Bank of Canada
  5.00%, 7/01/97                                  1,700        1,700,000
Sumitomo Bank
  6.38%, 7/01/97                                  1,000        1,000,000
Total Time Deposits
  (cost $2,700,000)                                            2,700,000

TOTAL INVESTMENTS-98.5%
  (cost $568,385,186)                                        685,728,668
Other assets less
liabilities-1.5%                                              10,539,371

NET ASSETS-100%                                             $696,268,039


(a) Securities or portion thereof, with an aggregate market value of $91,926,681 have been segregated to collateralize forward exchange currency contracts.

(b)  Non-income producing security.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997 these securities amounted to $15,176,130 or 2.18% of net assets.

(d)  Illiquid security--valued at fair market value (See Note A).

(e) The shares are a result of a corporate action. Awaiting shareholder approval for conversion.

     Glossary of terms:
     ADR - American depository receipt.
     GDR - Global depository receipt.
     GDS - Global depository security.

     See notes to financial statements.


12


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $568,385,186)         $685,728,668
  Foreign cash, at value (cost $4,449,507)                           4,399,117
  Cash                                                                  12,642
  Receivable for investment securities sold                         16,552,131
  Dividends and interest receivable                                  3,146,666
  Receivable for capital stock sold                                  2,321,011
  Foreign taxes receivable and other assets                            911,938
  Unrealized appreciation of forward exchange
    currency contracts                                                 731,590
  Deferred organization expense                                         85,053
  Total assets                                                     713,888,816

LIABILITIES
  Payable for investment securities purchased                       14,522,799
  Payable for capital stock redeemed                                 1,634,433
  Advisory fee payable                                                 557,305
  Distribution fee payable                                             240,323
  Accrued commitment fees                                                6,606
  Accrued expenses                                                     659,311
  Total liabilities                                                 17,620,777

NET ASSETS                                                        $696,268,039

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     52,666
  Additional paid-in capital                                       505,633,039
  Accumulated net investment income                                 10,115,291
  Accumulated net realized gain on investments and
    foreign currency transactions                                   62,490,649
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities            117,976,394
                                                                  $696,268,039

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($561,792,552/42,351,841 shares of capital stock
    issued and outstanding)                                             $13.26
  Sales charge--4.25% of public offering price                             .59
  Maximum offering price                                                $13.85

  CLASS B SHARES
  Net asset value and offering price per share
    ($121,172,834/9,294,525 shares of capital stock
    issued and outstanding)                                             $13.04

  CLASS C SHARES
  Net asset value and offering price per share
    ($12,928,985/991,544 shares of capital stock
    issued and outstanding)                                             $13.04

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($373,668/28,234 shares of capital stock issued and
    outstanding)                                                        $13.23


See notes to financial statements.


13


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997                  ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $2,146,896)                                 $ 19,582,058
  Interest                                              600,933   $ 20,182,991

EXPENSES
  Advisory fee                                        6,703,589
  Distribution fee - Class A                          1,715,290
  Distribution fee - Class B                            929,555
  Distribution fee - Class C                             55,079
  Custodian                                           1,221,490
  Transfer agency                                       826,982
  Printing                                              163,250
  Administrative                                        146,597
  Registration                                          129,666
  Audit and legal                                       109,384
  Amortization of organization expenses                  44,176
  Directors' fees                                        32,200
  Loan commitment fees (see note E)                      30,022
  Loan agreement expense                                 15,935
  Miscellaneous                                          22,321
  Total expenses before interest                                    12,145,536
  Interest expense                                                      79,562
  Total expenses                                                    12,225,098
  Net investment income                                              7,957,893

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                   110,135,048
  Net realized gain on foreign
    currency transactions                                            7,362,852
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                     16,897,494
    Foreign currency denominated assets and liabilities              1,269,903
  Net gain on investments and foreign currency transactions        135,665,297

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $143,623,190


See notes to financial statements.


14


STATEMENT OF CHANGES IN NET ASSETS        ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                    JUNE 30,        JUNE 30,
                                                     1997            1996
                                                 -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                          $   7,957,893   $   4,399,665
  Net realized gain on investments and
    foreign currency transactions                  117,497,900      37,218,701
  Net change in unrealized appreciation
    (depreciation)of investments and foreign
    currency denominated assets and
    liabilities                                     18,167,397     101,102,039
  Net increase in net assets from operations       143,623,190     142,720,405

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (6,642,639)             -0-
    Class B                                           (562,618)             -0-
    Class C                                            (25,246)             -0-
    Advisor Class                                       (2,150)             -0-
  Net realized gain on investments
    Class A                                        (62,883,647)             -0-
    Class B                                         (9,986,472)             -0-
    Class C                                           (448,021)             -0-
    Advisor Class                                      (16,066)             -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                         (124,954,030)    522,213,677
  Total increase (decrease)                        (61,897,699)    664,934,082

NET ASSETS
  Beginning of year                                758,165,738      93,231,656
  End of year (including undistributed net
    investment income of $11,184,864 and
    $10,459,624, respectively)                   $ 696,268,039   $ 758,165,738


See notes to financial statements.


15


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Worldwide Privatization Fund, Inc. (the "Fund"), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Restricted securities, illiquid securities and securities for which the closing of market prices are not considered representative of their value are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization Expenses of approximately $220,000 have been deferred and are being amortized on a straight-line basis through June 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currency contracts, foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded


16


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

on the ex-dividend date and are determined in accordance with income tax regulations.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences resulted in a net increase in additional paid in capital and a corresponding decrease in accumulated net investment income, accumulated net realized gain on investments and foreign currency transactions. These reclassifications had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $146,597 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $547,234 for the year ended June 30, 1997.

In addition, for the year ended June 30, 1997, fund expenses were reduced by $58,794 under expense offset arrangements with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $36,182 from the sale of Class A shares and $309,365 and $1,116 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended June 30, 1997. Brokerage commissions paid on securities transactions for the year ended June 30, 1997, amounted to $1,512,610, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,013,479 and $251,109 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $314,916,094 and $480,833,742, respectively, for the year ended June 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 1997.

At June 30, 1997, the cost of securities for federal income tax purposes was $574,581,353. Accordingly, gross unrealized appreciation of investments was $159,990,918 and gross unrealized depreciation of investments was $42,647,436, resulting in net unrealized appreciation of $111,147,315 excluding foreign currency.

At June 30, 1997, the Fund utilized $809,172 of the Global Privatization Fund's (which was acquired in 1995; see Note H) capital loss carryforward. Such capital loss carryforward has been depleted as of June 30, 1997.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At June 30, 1997, the fund had outstanding forward exchange currency contracts, as follows:

                                CONTRACT          COST ON         U.S. $
                                 AMOUNT          ORIGINATION     CURRENT       UNREALIZED
                                  (000)             DATE          VALUE       APPRECIATION
                            ----------------    -------------  -------------  ------------
FOREIGN CURRENCY
  SALE CONTRACTS
Austrian Schilling,
  expiring 7/31/97              136,140,900      $11,239,703    $11,116,408     $123,295
Danish Krone,
  expiring 7/31/97                9,264,000        1,412,497      1,397,757       14,740
Deutsche Marks,
  expiring 7/31/97               22,315,500       12,968,850     12,825,297      143,553
Finnish Markka,
  expiring 7/31/97               18,576,000        3,618,795      3,589,562       29,233
French Francs,
  expiring 7/31/97               62,958,000       10,837,450     10,735,294      102,156
Irish Punt,
  expiring 7/31/97                1,722,356        2,614,020      2,610,092        3,928
Italian Lira,
  expiring 7/31/97           15,022,480,000        8,909,179      8,824,698       84,481
Netherlands Guilder,
  expiring 7/31/97               21,603,840       11,148,643     11,029,304      119,339
Norwegian Krone,
  expiring 7/31/97               21,182,700        2,925,787      2,899,157       26,630
Spanish Peseta,
  expiring 7/31/97              836,616,000        5,747,371      5,678,009       69,362
Swedish Krona,
  expiring 7/31/97               19,275,000        2,513,693      2,498,820       14,873
                                                                                $731,590


18


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

NOTE E: BANK BORROWING
The Fund's Revolving Credit Agreement with NationsBank expired on October 26, 1996. The Fund entered into a new credit agreement on October 25, 1996 with the Bank of New York. The maximum credit available is $20,000,000 and requires no collateralization. There was no loan outstanding at June 30, 1997.

The weighted average amount of bank loans outstanding for the year ended June 30, 1997, amounted to approximately $15,424,242 at a weighted average interest rate of 5.63%.

The Fund is obligated to pay Bank of New York a commitment fee computed at the rate of .10% per annum on the average daily unused portion of the revolving credit.


NOTE F: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.

Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           11,570,307     1,832,982   $ 138,235,504   $  29,432,663
Shares issued in
  reinvestment of
  dividends and
  distributions        2,573,137            -0-     27,867,077              -0-
Shares issued in
  connection with
  the acquisition
  of Global
  Privatization
  Fund                        -0-  102,861,209              -0-  1,034,044,558
Shares converted
  from Class B            77,169        17,485         953,384         204,175
Shares redeemed      (27,315,452)  (50,594,492)   (329,157,216)   (534,852,442)
Net increase
  (decrease)         (13,094,839)   54,117,184   $(162,101,251)  $ 528,828,954

CLASS B
Shares sold            3,844,583     1,323,183   $  45,492,932   $  15,468,400
Shares issued in
  reinvestment of
  dividends and
  distributions          361,705            -0-      3,863,013              -0-
Shares converted
  to Class A             (78,087)      (17,389)       (953,384)       (204,175)
Shares redeemed       (1,777,739)   (2,218,161)    (21,130,378)    (23,735,902)
Net increase
  (decrease)           2,350,462      (912,367)  $  27,272,183   $  (8,471,677)

CLASS C
Shares sold              921,243       195,418   $  11,138,227   $   2,183,955
Shares issued in
  reinvestment of
  dividends and
  distributions           33,043            -0-        353,234              -0-
Shares redeemed         (162,024)      (29,593)     (1,962,355)       (327,555)
Net increase             792,262       165,825   $   9,529,106   $   1,856,400


19


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

                              SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                     OCT. 2, 1996(A)            OCT. 2, 1996(A)
                           TO                          TO
                     JUNE 30, 1997               JUNE 30, 1997
                     ------------                --------------
ADVISOR CLASS
Shares sold               26,710                 $     329,652
Shares issued in
  reinvestment of
  dividends and
  distributions            1,656                        17,869
Shares redeemed             (132)                       (1,589)
Net increase              28,234                 $     345,932


NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.


NOTE H: ACQUISITION OF THE GLOBAL PRIVATIZATION FUND
On October 30, 1995 the Fund acquired all of the net assets of the Global Privatization Fund pursuant to a plan of reorganization approved by the Global Privatization Fund shareholders on October 18, 1995. The acquisition was accomplished by a tax-free exchange of 102,861,209 shares of the Fund for 75,207,200 shares of Global Privatization Fund on October 30, 1995. The aggregate net assets of the Fund and Global Privatization Fund immediately before the acquisition were $86,665,280 and $1,057,272,285 (including unrealized appreciation of $23,228,727) respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $1,143,938,565. Former shareholders of Global Privatization Fund that redeem their shares were subject to a redemption fee of 2% prior to June 30, 1996 and 1% through September 30, 1996.


(a)  Commencement of distribution.


20


FINANCIAL HIGHLIGHTS                      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 CLASS A
                                            ----------------------------------------------------
                                                                                    JUNE 2,
                                                     YEAR ENDED JUNE 30,             1994(A)
                                            -------------------------------------      TO
                                               1997         1996         1995     JUNE 30, 1994
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.13       $10.18       $ 9.75       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .15(b)       .10(b)       .06          .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.55         1.85          .37         (.26)
Net increase (decrease) in net asset
  value from operations                         2.70         1.95          .43         (.25)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)          -0-          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.42)          -0-          -0-          -0-
Total dividends and distributions              (1.57)         .00          .00          .00
Net asset value, end of period                $13.26       $12.13       $10.18       $ 9.75

TOTAL RETURN
Total investment return based on net
  asset value(c)                               25.16%       19.16%        4.41%       (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $561,793     $672,732      $13,535       $4,990
Ratio of expenses to average net assets         1.72%        1.87%        2.56%        2.75%(d)
Ratio of expenses to average net assets
  excluding interest expense                    1.71%(e)     1.85%(e)     2.56%        2.75%(d)
Ratio of net investment income to
  average net assets                            1.27%         .95%         .66%        1.03%(d)
Portfolio turnover rate                           48%          28%          36%          -0-%
Average commission rate paid(f)               $.0132           --           --           --


See footnote summary on page 24.

21


FINANCIAL HIGHLIGHTS (CONTINUED)          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                            ----------------------------------------------------
                                                                                    JUNE 2,
                                                     YEAR ENDED JUNE 30,             1994(A)
                                            -------------------------------------      TO
                                               1997         1996         1995     JUNE 30, 1994
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.96       $10.10       $ 9.74       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .08 (b)     (.02)(b)      .02           -0-
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.50         1.88          .34         (.26)
Net increase (decrease) in net
  asset value from operations                   2.58         1.86          .36         (.26)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)          -0-          -0-          -0-
Distributions from net realized gains
  on and foreign currency transactions         (1.42)          -0-          -0-          -0-
Total dividends and distributions              (1.50)          -0-          -0-          -0-
Net asset value, end of period                $13.04       $11.96       $10.10       $ 9.74

TOTAL RETURN
Total investment return based on
  net asset value(c)                           24.34%       18.42%        3.70%       (2.60)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $121,173      $83,050      $79,359      $22,859
Ratio of expenses to average net assets         2.43%        2.83%        3.27%        3.45%(d)
Ratio of expenses to average net assets
  excluding interest expense                    2.42%(e)     2.82%(e)     3.27%        3.45%(d)
Ratio of net investment income (loss)
  to average net assets                          .66%        (.20)%        .01%         .33%(d)
Portfolio turnover rate                           48%          28%          36%          -0-%
Average commission rate paid(f)               $.0132           --           --           --


See footnote summary on page 24.


22


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                         CLASS C
                                            ------------------------------------
                                                                        FEB. 8,
                                                                        1995(G)
                                               YEAR ENDED JUNE 30,        TO
                                            ------------------------   JUNE 30,
                                               1997         1996         1995
                                            -----------  -----------  -----------
Net asset value, beginning of period          $11.96       $10.10       $ 9.53

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .12(b)       .03(b)       .05
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  2.46         1.83          .52
Net increase in net asset value
  from operations                               2.58         1.86          .57

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)          -0-          -0-
Distributions from net realized gains
  on investments and foreign
  currency transactions                        (1.42)          -0-          -0-
Total dividends and distributions              (1.50)          -0-          -0-
Net asset value, end of period                $13.04       $11.96       $10.10

TOTAL RETURN
Total investment return based on net
  asset value(c)                               24.33%       18.42%        5.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $12,929       $2,383         $338
Ratio of expenses to average net assets         2.42%        2.57%        1.03%(d)
Ratio of expenses to average net assets
  excluding interest expense                    2.41%(e)     2.57%(e)     1.03%(d)
Ratio of net investment income to
  average net assets                            1.06%         .63%        1.04%(d)
Portfolio turnover rate                           48%          28%          36%
Average commission rate paid(f)               $.0132           --           --


See footnote summary on page 24.


23


FINANCIAL HIGHLIGHTS (CONTINUED)          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                              ADVISOR CLASS
                                                            OCTOBER 2, 1996(G)
                                                                   TO
                                                              JUNE 30, 1997
                                                            ------------------
Net asset value, beginning of period                             $12.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                            .18
Net realized and unrealized gain on investments and
  foreign currency transactions                                    2.52
Net increase in net asset value from operations                    2.70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.19)
Distributions from net realized gains on investments
  and foreign currency transactions                               (1.42)
Total dividends and distributions                                 (1.61)
Net asset value, end of period                                   $13.23

TOTAL RETURN
Total investment return based on net asset value(c)               25.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $374
Ratio of expenses to average net assets(d)                         1.96%
Ratio of expenses to average net assets
  excluding interest expense(d)(e)                                 1.95%
Ratio of net investment income to average net assets(d)            2.97%
Portfolio turnover rate                                              48%
Average commission rate paid                                     $.0132


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Net of interest expense of .01%, .02%, respectively, since inception on loan agreement (See Note E).

(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.

(g) Commencement of distribution.


24


REPORT OF INDEPENDENT ACCOUNTANTS         ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Worldwide Privatization Fund, Inc. (the "Fund") at June 30, 1997, the result of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended and for the period June 2, 1994 through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
August 15, 1997

FOREIGN TAX CREDIT (UNAUDITED)

The fund paid foreign taxes during the fiscal year ended June 30,1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code to its shareholders.


25

______________________________________________________________

                      APPENDIX A:  OPTIONS
________________________________________________________________

Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies -- Investment Practices -- Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

________________________________________________________________

  APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
________________________________________________________________

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

                    APPENDIX C:  BOND RATINGS
________________________________________________________________

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impair some time in the future.

         Baa: Bonds which are rated Baa are considered as medium- grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa:  Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.


         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A-1, Baa 1, Ba 1 and B 1.

Standard & Poor's Ratings Services

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                             PART C
                        OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits.

          (a) Financial Statements

              Included in the Prospectus:

                   Financial Highlights.

              Included in the Statement of Additional
              Information:

                   Portfolio of Investments - June 30, 1997.
                   Statement of Assets and Liabilities -
                        June 30, 1997.
                   Statement of Operations - year ended
                        June 30,1997.
                   Statement of Changes in Net Assets - fiscal
                        years ended June 30, 1997, June 30, 1996 and June 30, 1995.
                   Notes to Financial Statements - June 30, 1997. Report of Independent Accountants.

              Included in the Part C:

                   All other financial statements or schedules are not required or the required information is shown in the Statement of Assets and Liabilities or the notes thereto.

          (b) Exhibits

              (1)  (a)  Articles of Incorporation - filed
                        herewith.

                   (b)  Copy of Articles of Amendment - filed
                        herewith.

              (2)  By-Laws of the Registrant - filed herewith.

              (3)  Not applicable.

              (4)  See Exhibits 1 and 2.

              (5)  Advisory Agreement between the Registrant and
                   Alliance Capital Management L.P. - filed herewith.

              (6)  (a)  Distribution Services Agreement between
                        the Registrant and Alliance Fund
                        Distributors, Inc. - filed herewith.
                        Amendment to Distribution Services
                        Agreement - Incorporated by reference
                        from Registrant's Registration statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 1, 1996.

                   (b)  Selected Dealer Agreement between
                        Alliance Fund Distributors, Inc. and
                        selected dealers offering shares of
                        Registrant - filed herewith.

                   (c)  Selected Agent Agreement between Alliance
                        Fund Distributors, Inc. and selected
                        agents making available shares of
                        Registrant - filed herewith.

              (7)  Not applicable.

              (8) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on July 1, 1994.

              (9) Copy of Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference by Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the
                   Securities and Exchange Commission on July 1,
                   1994.

              (10) (a) Opinion and Consent of Seward & Kissel - filed herewith.

                   (b)  Opinion and Consent of Venable, Baetjer &
                        Howard, LLP - filed herewith.

              (11) Consent of Independent Accountants - filed
                   herewith.

              (12) Not applicable.

              (13) Investment representation letter of Alliance
                   Capital Management L.P. - filed herewith.

              (14) Not applicable.

              (15) Rule 12b-1 Plan - Incorporated by reference to
                   Exhibit 15 of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on December 2, 1994.

              (16) Schedule for computation of performance
                   quotations - Incorporated by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1995.

              (17) Financial Data Schedule -  Incorporated by
                   reference to the (i) Financial Data Schedule contained in the Registrant's most recent Semi-Annual Report on Form N-SAR with respect to a fiscal year ended and (ii) Financial Data Schedule contained in any more recent such report of the Registrant with respect to a six-month period ended.

              Other Exhibits: Powers of Attorney for Ruth Block, John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., James M. Hester, Clifford L. Michel, Donald J. Robinson - Incorporated by reference from Registrant's Registration statement on Form N-1A (File Nos. 33-76598 and 811-08426)
              filed with the Securities and Exchange Commission on October 1, 1996.

ITEM 25.  Persons Controlled by or under Common Control with
          Registrant.

          None

ITEM 26.  Number of Holders of Securities.

         Title of Class      Number of Record Holders
                             (as of October 3, 1997)

         Shares of Common Stock
         par value .001

              Class A                  30,117
              Class B                  9,298
              Class C                  1,570
              Advisor Class            90

ITEM 27. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1 in response to Item 24, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit 2 in response to Item 24, and
         Section 10 of the proposed Distribution Services Agreement, filed as Exhibit 6(a) in response to Item 24, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit 5 in response to
         Item 24, as set forth below.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

         "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
         EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

              (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

              (3)  "Expenses" include attorney's fees.

              (4)  "Official capacity" means the following:

                   (i) When used with respect to a director, the office of director in the corporation;
                        and

                   (ii) When used with respect to a person other
                        than a director as contemplated in
                        subsection (j), the elective or
                        appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii)"Official capacity" does not include
                        service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

              (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

              (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i)  The act or omission of the director was
                        material to the matter giving rise to the proceeding; and

                        1.   Was committed in bad faith; or

              2.   Was the result of active and deliberate
                   dishonesty; or

                   (ii) The director actually received an
                        improper personal benefit in money,
                        property, or services; or

                   (iii) In the case of any criminal proceeding,
                         the director had reasonable cause to
                         believe that the act or omission was
                         unlawful.

              (2)  (i)  Indemnification may be against judgments,
                        penalties, fines, settlements, and
                        reasonable expenses actually incurred by the director in connection with the proceeding.

                   (ii) However, if the proceeding was one by or
                        in the right of the corporation,
                        indemnification may not be made in
                        respect of any proceeding in which the
                        director shall have been adjudged to be
                        liable to the corporation.

              (3)  (i)  The termination of any proceeding by
                        judgment, order or settlement does not
                        create a presumption that the director
                        did not meet the requisite standard of
                        conduct set forth in this subsection.

                   (ii) The termination of any proceeding by
                        conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (c)  A director may not be indemnified under
                   subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
                        the merits or otherwise, in the defense
                        of any proceeding referred to in
                        subsection (b) of this section shall be
                        indemnified against reasonable expenses
                        incurred by the director in connection
                        with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
                             entitled to reimbursement under
                             paragraph (1) of this subsection,
                             the court shall order
                             indemnification, in which case the
                             director shall be entitled to
                             recover the expenses of securing
                             such reimbursement; or

                        (ii) If it determines that the director
                             is fairly and reasonably entitled to
                             indemnification in view of all the
                             relevant circumstances, whether or
                             not the director has met the
                             standards of conduct set forth in
                             subsection (b) of this section or
                             has been adjudged liable under the
                             circumstances described in
                             subsection (c) of this section, the
                             court may order such indemnification
                             as the court shall deem proper.
                             However, indemnification with
                             respect to any proceeding by or in
                             the right of the corporation or in
                             which liability shall have been
                             adjudged in the circumstances
                             described in subsection (c) shall be
                             limited to expenses.

                   (3)  A court of appropriate jurisdiction may
                        be the same court in which the proceeding involving the director's liability took place.

              (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                        (i)  By the board of directors by a
                             majority vote of a quorum consisting
                             of directors not, at the time,
                             parties to the proceeding, or, if
                             such a quorum cannot be obtained,
                             then by a majority vote of a
                             committee of the board consisting
                             solely of two or more directors not,
                             at the time, parties to such
                             proceeding and who were duly
                             designated to act in the matter by a
                             majority vote of the full board in
                             which the designated directors who
                             are parties may participate;

                        (ii) By special legal counsel selected by
                             the board of directors or a
                             committee of the board by vote as
                             set forth in subparagraph (i) of
                             this paragraph, or, if the requisite
                             quorum of the full board cannot be
                             obtained therefor and the committee
                             cannot be established, by a majority
                             vote of the full board in which
                             directors who are parties may
                             participate; or

                        (iii)By the stockholders.

                   (3)  Authorization of indemnification and
                        determination as to reasonableness of
                        expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
                             director of the director's good
                             faith belief that the standard of
                             conduct necessary for
                             indemnification by the corporation
                             as authorized in this section has
                             been met; and

                        (ii) A written undertaking by or on
                             behalf of the director to repay the
                             amount if it shall ultimately be
                             determined that the standard of
                             conduct has not been met.

                   (2)  The undertaking required by subparagraph
                        (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
                        made as provided by the charter, bylaws, or contract or as specified in subsection
                        (e) of this section.

              (g)  The indemnification and advancement of
                   expenses provided or authorized by this
                   section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
                        requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
                        with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
                        indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                   (2)  A corporation may indemnify and advance
                        expenses to an officer, employee, or
                        agent of the corporation to the same
                        extent that it may indemnify directors
                        under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

              Article EIGHTH of the Registrant's Articles of
              Incorporation reads as follows:

              "(1) To the full extent that limitations on the
                   liability of directors and officers are
                   permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              "(2) The Corporation shall indemnify and advance
                   expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

              "(3) No provision of this Article shall be
                   effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              "(4) References to the Maryland General Corporation
                   Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

         Article VII, Section 7 of the Registrant's By-Laws reads as follows:

              Section 7.  Insurance Against Certain
         Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Article VIII of the Registrant's By-Laws reads as follows:

              Section 11. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

              Section 12. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
         (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

              Section 13. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

              Section 14. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

              Section 15. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

              Section 16.  Amendments.  References in this
         Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-Laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint trustees/ directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

                   ACM Institutional Reserves, Inc.
                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.
                   Alliance Capital Reserves
                   Alliance Developing Markets Fund, Inc.
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Environment Fund, Inc.
                   Alliance Global Small Cap Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Greater China '97 Fund, Inc.
                   Alliance Growth and Income Fund, Inc.
                   Alliance High Yield Fund, Inc.
                   Alliance Income Builder Fund, Inc.
                   Alliance International Fund
                   Alliance Limited Maturity Government Fund,
                   Inc.
                   Alliance Money Market Fund
                   Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
                   Alliance Municipal Income Fund II
                   Alliance Municipal Trust
                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income

                   Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Real Estate Investment Fund, Inc.
                   Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
                   Alliance Utility Income Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance World Income Trust, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   Fiduciary Management Associates
                   The Alliance Fund, Inc.
                   The Alliance Portfolios

              (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                         POSITIONS AND            POSITIONS AND
                         OFFICES WITH             OFFICES WITH
NAME                     UNDERWRITER              REGISTRANT

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,   Secretary
                         General Counsel
                         and Secretary

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                         Managing Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President
                          & Treasurer

Mark J. Dunbar           Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                         and Chief Financial Officer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Robert E. Powers         Senior Vice President

Richard K. Sacculo       Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Sohaila S. Farsheed      Vice President

William C. Fisher        Vice President

Gerard J. Friscia        Vice President &
                         Controller

Andrew L. Gangolf        Vice President and       Assistant
                         Assistant General        Secretary
                         Counsel

Mark D. Gersten          Vice President           Treasurer and
                                                  Chief Financial
                                                  Officer

Joseph W. Gibson         Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Lori E. Master           Vice President

Shawn P. McClain         Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Thomas F. Monnerat       Vice President

Joanna D. Murray         Vice President

Jeanette M. Nardella     Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President and
                         Special Counsel          Assistant
                                                  Secretary

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Karen C. Satterberg      Vice President

Robert C. Schultz        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

William C. White         Vice President

Emilie D. Wrapp          Vice President and       Assistant

                         Special Counsel          Secretary

Charles M. Barrett       Assistant Vice President

Robert F. Brendli        Assistant Vice President

Maria L. Carreras        Assistant Vice President

John P. Chase            Assistant Vice President

Russell R. Corby         Assistant Vice President

John W. Cronin           Assistant Vice President

Ralph A. DiMeglio        Assistant Vice President

Faith C. Dunn            Assistant Vice President

John C. Endahl           Assistant Vice President

John E. English          Assistant Vice President

Duff C. Ferguson         Assistant Vice President

John Grambone            Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Michael Laino            Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

Patrick Look             Assistant Vice President &
                           Assistant Treasurer

Richard F. Meier         Assistant Vice President

Catherine N. Peterson    Assistant Vice President

Carol H. Rappa           Assistant Vice President

Clara Sierra             Assistant Vice President

Vincent T. Strangio      Assistant Vice President

Wesley S. Williams       Assistant Vice President

Christopher J. Zingaro   Assistant Vice President

Mark R. Manley           Assistant Secretary


ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of October, 1997.

                   ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC.


                         By:/s/John D. Carifa
                            John D. Carifa
                            Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                     Title               Date

(1) Principal Executive Officer:


    /s/ John D. Carifa       Chairman and        October 30, 1997
    ______________________    President
    John D. Carifa


(2) Principal Financial
    and Accounting Officer:


    /s/ Mark D. Gersten      Treasurer and       October 30, 1997
    ______________________    Chief Financial
    Mark D. Gersten           Officer

(3) All of the Directors:

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson

    By: /s/ Edmund P. Bergan, Jr.                October 30, 1997
        ___________________________
        Edmund P. Bergan, Jr.
        (Attorney-in-Fact)

                        Index To Exhibits

         (1)  (a)  Articles of Incorporation

              (b)  Copy of Articles of Amendment

         (2)  By-Laws of the Registrant.

         (5)  Advisory Agreement between the Registrant and
              Alliance Capital Management L.P.

         (6)  (a)  Distribution Services Agreement between the
                   Registrant and Alliance Fund Distributors, Inc.

              (b) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant

              (c)  Selected Agent Agreement between Alliance Fund
                   Distributors, Inc. and selected agents making available shares of Registrant.

         (10) (a)  Opinion and Consent of Seward & Kissel

              (b)  Opinion and Consent of Venable, Baetjer &
                   Howard, LLP

         (11) Consent of Independent Accountants























00250202.AS2